AS FILED WITH THE SEC ON _____________.                REGISTRATION NO. 33-20000


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------

                                    FORM S-6

                        POST-EFFECTIVE AMENDMENT NO. 20

               FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
               OF SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED
                                 ON FORM N-8B-2
                             ----------------------

                            THE PRUDENTIAL VARIABLE
                              APPRECIABLE ACCOUNT
                             (Exact Name of Trust)


                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                              (Name of Depositor)


                                751 BROAD STREET
                         NEWARK, NEW JERSEY 07102-3777
                                 (800) 437-4016
         (Address and telephone number of principal executive offices)
                             ----------------------

                               THOMAS C. CASTANO
                              ASSISTANT SECRETARY
                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                                751 BROAD STREET
                         NEWARK, NEW JERSEY 07102-3777
                    (Name and address of agent for service)


                                    Copy to:
                               JEFFREY C. MARTIN
                                 SHEA & GARDNER
                        1800 MASSACHUSETTS AVENUE, N.W.
                             WASHINGTON, D.C. 20036
                             ----------------------


It is proposed that this filing will become effective (check appropriate space):

     [_] immediately upon filing pursuant to paragraph (b) of Rule 485

     [X] on   May 1, 1998             pursuant to paragraph (b) of Rule 485
          -------------------------
                 (date)

     [_] 60 days after filing pursuant to paragraph (a) of Rule 485

     [_] on -______________________ pursuant to paragraph (a) of Rule 485
                 (date)

                             CROSS REFERENCE SHEET
                          (AS REQUIRED BY FORM N-8B-2)

   N-8B-2 ITEM NUMBER          LOCATION
   ------------------          --------

           1.                   Cover Page

           2.                   Cover Page

           3.                   Not Applicable

           4.                   Sale of the Contract and Sales Commissions

           5.                   The Prudential Variable Appreciable Account

           6.                   The Prudential Variable Appreciable Account

           7.                   Not Applicable

           8.                   Not Applicable

           9.                   Litigation

           10. Introduction and Summary; Short-Term Cancellation Right, or "Free Look"; Contract Forms; Premiums; Contract Date; Allocation of Premiums; Transfers; Contract Fees and Charges; How the Contract Fund Changes with Investment Experience; How a Contract's Death Benefit Will Vary; Surrender of a Contract; Lapse and Reinstatement; When Proceeds are Paid; Other Standard Contract Provisions; Voting Rights; Withdrawal of Excess Cash Surrender Value; Increases in Face Amount; Decreases in Face Amount; Riders; The Prudential Series Fund, Inc.

           11. Introduction and Summary; The Prudential Variable Appreciable Account

           12. Cover Page; Introduction and Summary; The Prudential Series Fund, Inc.; Sale of the Contract and Sales Commissions

           13. Introduction and Summary; The Prudential Series Fund, Inc.; Contract Fees and Charges; Reduction of Charges for Concurrent Sales to Several Individuals; Sale of the Contract and Sales Commissions

           14.                  Introduction and Summary; Requirements for
                                Issuance of a Contract

           15. Introduction and Summary; Allocation of Premiums; Transfers; Dollar Cost Averaging; Fixed-Rate Option; Information About the Account, the Real Property Account and the Fixed Rate Option

           16.                  Introduction and Summary; Detailed Information
                                About the Contract

           17.                  Surrender of a Contract; When Proceeds are Paid

           18.                  The Prudential Variable Appreciable Account

           19.                  Reports to Contract Owners

           20.                  Not Applicable

           21.                  Contract Loans

           22.                  Not Applicable

           23.                  Not Applicable

           24.                  Other Standard Contract Provisions

           25.                  Introduction and Summary

           26.                  Introduction and Summary; Contract Fees and
                                Charges

           27.                  The Prudential Insurance Company of America;
                                The Prudential Series Fund, Inc.

           28.                  The Prudential Insurance Company of America;
                                Directors and Officers

           29.                  The Prudential Insurance Company of America

           30.                  Not Applicable

           31.                  Not Applicable

           32.                  Not Applicable

           33.                  Not Applicable

           34.                  Not Applicable

           35.                  The Prudential Insurance Company of America

           36.                  Not Applicable

           37.                  Not Applicable

           38.                  Sale of the Contract and Sales Commissions

           39.                  Sale of the Contract and Sales Commissions

           40.                  Not Applicable

           41.                  Sale of the Contract and Sales Commissions

           42.                  Not Applicable

           43.                  Not Applicable

           44. Introduction and Summary; The Prudential Series Fund, Inc.; How the Contract Fund Changes With Investment Experience; How a Contract's Death Benefit Will Vary

           45.                  Not Applicable

           46. Introduction and Summary; The Prudential Variable Appreciable Account; The Prudential Series Fund, Inc.

           47. The Prudential Variable Appreciable Account; The Prudential Series Fund, Inc.

           48.                  Not Applicable

           49.                  Not Applicable

           50.                  Not Applicable

           51.                  Not Applicable

           52.                  Substitution of Series Fund Shares

           53.                  Tax Treatment of Contract Benefits

           54.                  Not Applicable

           55.                  Not Applicable

           56.                  Not Applicable

           57.                  Not Applicable

           58.                  Not Applicable

           59. Financial Statements; Financial Statements of The Prudential Variable Appreciable Account; Consolidated Financial Statements of The Prudential Insurance Company of America and Subsidiaries

                                  PRUDENTIAL'S

                          VARIABLE APPRECIABLE LIFE(R)

                                   INSURANCE



                                   PROSPECTUS



                                 The Prudential

                          Variable Appreciable Account



                                  May 1, 1998



                                                                 LOGO PRUDENTIAL

PROSPECTUS

MAY 1, 1998


THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT


VARIABLE
APPRECIABLE
LIFE(R)___________________
INSURANCE CONTRACTS


This prospectus describes two forms of a variable life insurance contract (the "Contract") offered by The Prudential Insurance Company of America under the name Variable APPRECIABLE LIFE(R) Insurance. The first form provides a death benefit that generally remains fixed in an amount chosen by the purchaser and cash surrender values that vary daily. The second form also provides cash surrender values that vary daily and a death benefit that will also vary daily. Under both forms of contract, the death benefit will never be less than the "face amount" of insurance chosen by the purchaser. There is no guaranteed minimum cash surrender value.


A portion of the Contract's premiums and the earnings on those premiums will be held in one or more of the following ways. They can be invested in one or more of fifteen available subaccounts of The Prudential Variable Appreciable Account:

 .MONEY MARKET                   .CONSERVATIVE BALANCED          .EQUITY
 .DIVERSIFIED BOND               .FLEXIBLE MANAGED               .PRUDENTIAL JENNISON
 .GOVERNMENT INCOME              .HIGH YIELD BOND                .SMALL CAPITALIZATION STOCK
 .ZERO COUPON BOND 2000          .STOCK INDEX                    .GLOBAL
 .ZERO COUPON BOND 2005          .EQUITY INCOME                  .NATURAL RESOURCES

each of which invests in a corresponding portfolio of The Prudential Series Fund, Inc. They can be allocated to a FIXED-RATE OPTION. Or they can be invested in The Prudential Variable Contract Real Property Account (the "REAL PROPERTY ACCOUNT"), described in a prospectus attached to this one. Additional investment options may be added in the future. The attached prospectus for the Series Fund, and the Series Fund's statement of additional information describe the investment objectives of and the risks of investing in the portfolios. Interest is credited daily on any portion of the premium payment allocated to the fixed-rate option at rates periodically declared by Prudential in its sole discretion but never less than an effective annual rate of 4%. This prospectus describes the Contract generally and The Prudential Variable Appreciable Account.


Although it is advantageous to the purchaser to pay a Scheduled Premium amount on the dates due, which are at least once a year but may be more often, purchasers have considerable flexibility as to when and in what amounts they pay premiums.


Before you sign an application to purchase this life insurance contract, you should read this prospectus with care and have any questions you may have answered by your Prudential representative. If you do purchase the contract, you should retain this prospectus for future reference, together with the contract itself that you will receive.


THE REPLACEMENT OF LIFE INSURANCE IS GENERALLY NOT IN THE INTEREST OF THE CUSTOMER. IN MOST CASES, WHEN A CUSTOMER REQUIRES ADDITIONAL COVERAGE, SUPPLEMENTING THE EXISTING POLICY BY PURCHASING ADDITIONAL INSURANCE OR A NEW POLICY SHOULD BE REQUESTED, THEREBY PROTECTING THE BENEFITS OF THE ORIGINAL POLICY. IF YOU ARE CONSIDERING REPLACING A POLICY, YOU SHOULD COMPARE THE BENEFITS AND COSTS OF SUPPLEMENTING YOUR EXISTING POLICY WITH THE BENEFITS AND COSTS OF PURCHASING THE CONTRACT DESCRIBED IN THIS PROSPECTUS AND YOU SHOULD CONSULT WITH A QUALIFIED TAX ADVISOR.


PLEASE READ THIS PROSPECTUS AND KEEP IT FOR FUTURE REFERENCE. IT IS ATTACHED TO A CURRENT PROSPECTUS FOR THE PRUDENTIAL SERIES FUND, INC., DATED MAY 1, 1998.
IT IS ALSO ATTACHED TO A CURRENT PROSPECTUS FOR THE PRUDENTIAL VARIABLE CONTRACT REAL PROPERTY ACCOUNT, DATED MAY 1, 1998.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                                751 Broad Street
                         Newark, New Jersey  07102-3777
                           Telephone: (800) 437-4016

*APPRECIABLE LIFE is a registered mark of Prudential.

                                              TABLE OF CONTENTS                                                PAGE

INTRODUCTION AND SUMMARY........................................................................................  1
   BRIEF DESCRIPTION OF THE CONTRACT............................................................................  1
   INVESTMENT OPTIONS: THE PRUDENTIAL SERIES FUND, INC. PORTFOLIOS..............................................  1
   ADDITIONAL INVESTMENT OPTIONS................................................................................  2
   EFFECT OF INVESTMENT PERFORMANCE ON THE CONTRACT FUND........................................................  3
   CHARGES......................................................................................................  3
   TYPES OF DEATH BENEFIT.......................................................................................  4
   PREMIUMS.....................................................................................................  5
   LAPSE AND GUARANTEE AGAINST LAPSE............................................................................  5
   REFUND.......................................................................................................  5

GENERAL INFORMATION ABOUT PRUDENTIAL, THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT,
   AND THE VARIABLE INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT.............................................  6
   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA..................................................................  6
   THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT..................................................................  6
   THE PRUDENTIAL SERIES FUND, INC..............................................................................  6
   THE PRUDENTIAL VARIABLE CONTRACT REAL PROPERTY ACCOUNT.......................................................  7
   THE FIXED-RATE OPTION........................................................................................  7
   WHICH INVESTMENT OPTION SHOULD BE SELECTED?..................................................................  8

DETAILED INFORMATION ABOUT THE CONTRACT.........................................................................  8
   REQUIREMENTS FOR ISSUANCE OF A CONTRACT......................................................................  8
   SHORT-TERM CANCELLATION RIGHT OR "FREE LOOK".................................................................  9
   CONTRACT FORMS...............................................................................................  9
   CONTRACT DATE................................................................................................  9
   PREMIUMS..................................................................................................... 10
   ALLOCATION OF PREMIUMS....................................................................................... 11
   TRANSFERS.................................................................................................... 11
   DOLLAR COST AVERAGING........................................................................................ 12
   CONTRACT FEES AND CHARGES.................................................................................... 12
   REDUCTION OF CHARGES FOR CONCURRENT SALES TO SEVERAL INDIVIDUALS............................................. 16
   HOW THE CONTRACT FUND CHANGES WITH INVESTMENT EXPERIENCE..................................................... 16
   HOW A CONTRACT'S DEATH BENEFIT WILL VARY..................................................................... 17
   INCREASES IN FACE AMOUNT..................................................................................... 18
   DECREASES IN FACE AMOUNT..................................................................................... 19
   WITHDRAWAL OF EXCESS CASH SURRENDER VALUE.................................................................... 20
   SURRENDER OF A CONTRACT...................................................................................... 20
   WHEN PROCEEDS ARE PAID....................................................................................... 21
   LIVING NEEDS BENEFIT......................................................................................... 21
   HYPOTHETICAL ILLUSTRATIONS OF DEATH BENEFITS AND CASH SURRENDER VALUES....................................... 22
   CONTRACT LOANS............................................................................................... 24
   LAPSE AND REINSTATEMENT...................................................................................... 25
   VOTING RIGHTS................................................................................................ 26
   SUBSTITUTION OF SERIES FUND SHARES........................................................................... 26
   REPORTS TO CONTRACT OWNERS................................................................................... 26
   TAX TREATMENT OF CONTRACT BENEFITS........................................................................... 27
   TAX-QUALIFIED PENSION PLANS.................................................................................. 29
   RIDERS....................................................................................................... 29
   PARTICIPATION IN DIVISIBLE SURPLUS........................................................................... 29
   OTHER STANDARD CONTRACT PROVISIONS........................................................................... 29
   PAYING PREMIUMS BY PAYROLL DEDUCTION......................................................................... 30
   UNISEX PREMIUMS AND BENEFITS................................................................................. 30
   SALES TO PERSONS 14 YEARS OF AGE OR YOUNGER.................................................................. 30
   EXCHANGE OF FIXED-DOLLAR CONTRACT TO VARIABLE CONTRACT....................................................... 30
   SALE OF THE CONTRACT AND SALES COMMISSIONS................................................................... 31
   STATE REGULATION............................................................................................. 31
   EXPERTS...................................................................................................... 31
   LITIGATION................................................................................................... 31
   YEAR 2000 COMPLIANCE......................................................................................... 32
   ADDITIONAL INFORMATION....................................................................................... 33

                                              TABLE OF CONTENTS                                                PAGE

   FINANCIAL STATEMENTS......................................................................................... 33

DIRECTORS AND OFFICERS OF PRUDENTIAL............................................................................ 34

FINANCIAL STATEMENTS OF THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT............................................. A1

CONSOLIDATED FINANCIAL STATEMENTS OF THE PRUDENTIAL INSURANCE
    COMPANY OF AMERICA AND SUBSIDIARIES......................................................................... B1


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR THE SERIES FUND, AND THE PROSPECTUS FOR THE REAL PROPERTY ACCOUNT.

                           INTRODUCTION AND SUMMARY


This Summary provides only a brief overview of the more significant aspects of the Contract. Further detail is provided in the subsequent sections of this prospectus and in the Contract. The Contract, including the application attached to it, constitutes the entire agreement between the owner and Prudential and should be retained.


As you read this prospectus you should keep in mind that this is a variable life insurance contract. Variable life insurance has significant investment aspects and requires you to make investment decisions and therefore it is also a "security." Securities that are offered to the public must be registered with the Securities and Exchange Commission, and the prospectus that is a part of the registration statement must be given to all prospective purchasers. But because a substantial part of the premium pays for life insurance that will pay to the beneficiary, in the event of the insured's death, an amount far exceeding the total premium payments, you should not purchase this contract unless the major reason for the purchase is to provide life insurance protection. Because the contract provides whole-life permanent insurance, it also serves a second important objective. It can be expected to provide an increasing cash surrender value that can be used during your lifetime.


Brief Description of the Contract


The Variable APPRECIABLE LIFE Insurance Contract (the "Contract") is issued and sold by The Prudential Insurance Company of America ("Prudential"). The Contract is a form of flexible premium variable life insurance. It is built around a Contract Fund, the value of which changes every business day. That amount represents the value of your Contract on that day although you will have to pay a surrender charge if you decide to surrender the Contract during the first ten Contract years.


A broad objective of the Contract is to provide benefits that will increase in value if favorable investment results are achieved. Prudential has established The Prudential Variable Appreciable Account (the "Account") under New Jersey law as a separate investment account whose assets are segregated from all other assets of Prudential. Whenever you pay a premium, Prudential first deducts certain charges (described below) and, unless you decide otherwise (as explained below) puts the remainder -- often called the "net premium" -- into the Account. There it is combined with the net premiums from all other contracts like this one. The money in the Account, including your Contract Fund, is then invested in the following way. The Account is divided into 15 subaccounts and you must decide which subaccount or subaccounts will hold the assets of your Contract Fund. The money allocated to each subaccount is immediately invested in a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund"), a series mutual fund for which Prudential is the investment advisor.


The Series Fund is an investment company registered under the Investment Company Act of 1940.


INVESTMENT OPTIONS: THE PRUDENTIAL SERIES FUND, INC. PORTFOLIOS


  .The MONEY MARKET PORTFOLIO is invested in short-term debt obligations similar to those purchased by money market funds.


  .The DIVERSIFIED BOND PORTFOLIO is invested primarily in high quality medium-term corporate and government debt securities.


  .The GOVERNMENT INCOME PORTFOLIO is invested primarily in U.S. Government
   Securities including intermediate and long-term U.S. Treasury securities and debt obligations issued by agencies of or instrumentalities established, sponsored or guaranteed by the U.S. Government.

  .The two ZERO COUPON BOND PORTFOLIOS -- 2000 AND 2005 are invested primarily in debt obligations of the United States Treasury and investment grade corporations that have been issued without interest coupons or stripped of their unmatured interest coupons, interest coupons that have been stripped from such debt obligations, and receipts and certificates for such stripped debt obligations and stripped coupons.


  .The CONSERVATIVE BALANCED PORTFOLIO is invested in a mix of money market instruments, fixed income securities, and common stocks, in proportions believed by the investment manager to be appropriate for an investor who desires diversification of investment and prefers a relatively lower risk of loss and a correspondingly reduced chance of high appreciation.


  .The FLEXIBLE MANAGED PORTFOLIO is invested in a mix of money market instruments, fixed income securities, and common stocks, in proportions believed by the investment manager to be appropriate for an investor desiring diversification of investment who is willing to accept a relatively high level of loss in an effort to achieve greater appreciation.


  .The HIGH YIELD BOND PORTFOLIO is invested primarily in high yield fixed income securities of medium to lower quality, also known as high risk bonds.


  .The STOCK INDEX PORTFOLIO is invested in common stocks selected to duplicate the price and yield performance of the Standard & Poor's 500 Composite Stock Price Index.


  .The EQUITY INCOME PORTFOLIO is invested primarily in common stocks and convertible securities that provide favorable prospects for investment income returns above those of the Standard & Poor's 500 Stock Index or the NYSE Composite Index.


  .The EQUITY PORTFOLIO is invested primarily in common stocks.


  .The PRUDENTIAL JENNISON PORTFOLIO is invested primarily in equity securities of established companies with above-average growth prospects.


  .The SMALL CAPITALIZATION STOCK PORTFOLIO is invested primarily in equity securities of publicly-traded companies with small market capitalization.


  .The GLOBAL PORTFOLIO is invested in common stocks and common stock equivalents (such as convertible debt securities) of foreign and domestic issuers.


  .The NATURAL RESOURCES PORTFOLIO is invested primarily in common stocks and convertible securities of natural resource companies, and in securities (typically debt securities or preferred stock) the terms of which are related to the market value of a natural resource.


Further information about the Series Fund portfolios can be found under THE PRUDENTIAL SERIES FUND, INC. on page 6 and in the attached prospectus for the Series Fund.


ADDITIONAL INVESTMENT OPTIONS


The two additional options that are regulated differently from the other 15 because neither one is an investment company registered under the Investment Company Act of 1940 are:


  .The FIXED-RATE OPTION increases the portion of your Contract Fund allocated to this option at a guaranteed rate of interest. Refer to THE FIXED-RATE OPTION on page 7 for more information.


  .The REAL PROPERTY OPTION invests in income-producing real property. It is described in a separate prospectus that is attached to this one.

EFFECT OF INVESTMENT PERFORMANCE ON THE CONTRACT FUND


Your Contract Fund value changes every day depending upon the change in the value of the particular portfolios and the two additional investment options that you have selected for the investment of your Contract Fund.


Although the selection of any of the investment portfolios or of the real property option offers the possibility that your Contract Fund value will increase if there is favorable investment performance, you are subject to the risk that investment performance will be unfavorable and that the value of your Contract Fund will decrease. The risk will be different, depending upon which investment options you choose. See WHICH INVESTMENT OPTION SHOULD BE SELECTED?, page 8. If you select the fixed-rate option, you are credited with a stated rate of interest but you assume the risk that this rate may change in later years, although it will never be lower than an effective annual rate of 4%.


CHARGES


Prudential deducts certain charges from each premium payment and from the amounts held in the designated investment options. In addition, Prudential makes certain additional charges if a Contract lapses or is surrendered during the first 10 Contract years. All these charges, which are largely designed to cover insurance costs and risks as well as sales and administrative expenses, are fully described under CONTRACT FEES AND CHARGES, on page 12. In brief, and subject to that fuller description, the following chart outlines the charges which may be made:



                                PREMIUM PAYMENT


                        .  less charge for taxes attributable
                           to premiums

                        .  less $2 processing fee


                              NET PREMIUM AMOUNT


  .  To be invested in one or a combination of:

     .  The investment portfolios of the Series Fund
     .  The fixed-rate option
     .  The Real Property Account



                                 DAILY CHARGES


  .  Management fees and expenses are deducted from the assets of the Series
     Fund.

  . A daily charge equivalent to an annual rate of up to 0.9% is deducted from the assets of the variable investment options for mortality and expense risks.

                                MONTHLY CHARGES



  . A sales charge is currently deducted from the Contract Fund in the amount of 1/2 of 1% of the primary annual premium.

  . The Contract Fund is reduced by a guaranteed minimum death benefit risk charge of not more than $0.01 per $1,000 of the face amount of insurance.

  . The Contract Fund is reduced by an administrative charge of up to $3 per Contract and $0.03 per $1,000 of face amount of insurance; if the face amount of the Contract is greater than $100,000, the charge is reduced.

  . A charge for anticipated mortality is deducted, with the maximum charge based on the Non-Smoker/Smoker 1980 CSO Tables.

  . If the Contract includes riders, a deduction from the Contract Fund will be made for charges applicable to those riders; a deduction will also be made if the rating class of the insured results in an extra charge.

--------------------------------------------------------------------------------

POSSIBLE ADDITIONAL CHARGES


  . If the Contract lapses or is surrendered during the first 10 years, a contingent deferred sales charge is assessed; the maximum contingent deferred sales charge during the first 5 years is 50% of the first year's primary annual premium but this charge is both subject to other important limitations and reduced for Contracts that have been in force for more than 5 years.

  . If the Contract lapses or is surrendered during the first 10 years, a contingent deferred administrative charge is assessed; during the first 5 years, this charge equals $5 per $1,000 of face amount and it begins to decline uniformly after the fifth Contract year so that it disappears on the tenth Contract anniversary.

  . An administrative processing charge equal to the lesser of $15 or 2% will be made in connection with each withdrawal of excess cash surrender value.

--------------------------------------------------------------------------------


TYPES OF DEATH BENEFIT


An important feature of the Contract is its death benefit. You have a choice of two different forms of the Contract which differ in the amount of the death benefit.


  CONTRACT FORM A, LEVEL DEATH BENEFIT: The death benefit will generally be equal to the face amount of insurance. It can never be less than this amount, but it is possible, after the Contract has been held for many years, that the Contract Fund will become so large that Prudential -- to meet certain requirements of the Internal Revenue Code -- will increase the death benefit.


  CONTRACT FORM B, VARIABLE DEATH BENEFIT: The death benefit will increase and decrease as the amount of the Contract Fund varies with the investment performance of the selected options. However, the death benefit under Form B, as is true under Form A, will never be less than the initial face amount and it may also increase to satisfy Internal Revenue Code requirements.


Throughout this prospectus the word "Contract" refers to both Form A and B unless specifically stated otherwise. Under both Form A and B Contracts there is no guaranteed minimum cash surrender value. For more information, refer to HOW A CONTRACT'S DEATH BENEFIT WILL VARY on page 17.

PREMIUMS


Your Contract sets forth an annual Scheduled Premium or one that is payable more frequently, such as monthly. Prudential guarantees that, if the Scheduled Premiums are paid when due (or if missed premiums are paid later, with interest) and there are no withdrawals, the Contract will not lapse because of unfavorable investment experience. Your Contract may terminate if at any time the Contract debt exceeds what the cash surrender value would be if there was no Contract debt. Prudential will notify you before the Contract is terminated at which time you may repay all or enough of the loan to keep the Contract in force. See CONTRACT LOANS, page 24.


Your Scheduled Premium consists of two amounts:


  . The initial amount is payable from the time you purchase your Contract until the Contract anniversary immediately following your 65th birthday or the Contract's seventh anniversary, whichever is later (the "Premium Change Date");


  . The guaranteed maximum amount payable after the Premium Change Date. See PREMIUMS, page 10.


The payment of premiums in excess of scheduled premiums may cause the Contract to become a Modified Endowment Contract for federal income tax purposes. See PREMIUMS, page 10, and TAX TREATMENT OF CONTRACT BENEFITS, page 27.


LAPSE AND GUARANTEE AGAINST LAPSE


The Prudential Variable APPRECIABLE LIFE Insurance Contract is a form of life insurance that provides much of the flexibility of variable universal life, however, with two important distinctions:


  . Prudential guarantees that if the Scheduled Premiums are paid when due, or within the grace period (or missed premiums are paid later with interest), the Contract will not lapse and the face amount of insurance will be paid upon the death of the insured.


  . If all premiums are not paid when due (or made up), the Contract will not lapse as long as the Contract Fund is higher than a stated amount set forth in a table in the Contract -- an amount that increases each year and in later years becomes quite high. This amount is called the "Tabular Contract Fund." The Contract lapses when the Contract Fund falls to below this stated amount, rather than when it drops to zero. Thus, when a Variable APPRECIABLE LIFE Contract lapses, it may still have considerable value and you will, therefore, have a substantial incentive to reinstate it, as well as an opportunity to make a considered decision whether to do so or to take, in one form or another, the cash surrender value. In effect, Prudential provides an early and timely warning against the imprudent use of the flexibility provided by the Contract.


You can find more information on this topic in LAPSE AND REINSTATEMENT on page
25.


REFUND


For a limited time, a Contract may be returned for a refund in accordance with the terms of its "free look" provision. See SHORT-TERM CANCELLATION RIGHT OR "FREE LOOK," page 9.

                      GENERAL INFORMATION ABOUT PRUDENTIAL,
                  THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT,
        AND THE VARIABLE INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT


THE PRUDENTIAL INSURANCE COMPANY OF AMERICA


The Prudential Insurance Company of America ("Prudential") is a mutual insurance company, founded in 1875 under the laws of the State of New Jersey. Prudential is currently considering reorganizing itself into a stock company. This form of reorganization, known as demutualization, is a complex process that may take two or more years to complete. No plan of demutualization has been adopted yet by Prudential's Board of Directors. Adoption of a plan of demutualization would occur only after enactment of appropriate legislation in New Jersey and would have to be approved by Prudential policyholders and appropriate state insurance regulators. Throughout the process, there will be a continuing evaluation by the Board of Directors and management of Prudential as to the desirability of demutualization. The Board of Directors, in its discretion, may choose not to demutualize or to delay demutualization for a time.


Prudential is licensed to sell life insurance and annuities in the District of Columbia, Guam, U. S. Virgin Islands, and in all states. These Contracts are not offered in any state in which the necessary approvals have not yet been obtained.


Prudential's consolidated financial statements begin on page B1 and should be considered only as bearing upon Prudential's ability to meet its obligations under the Contracts.


THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT


The Prudential Variable Appreciable Account (the "Account") was established on August 11, 1987 under New Jersey law as a separate investment account. The Account meets the definition of a "separate account" under the federal securities laws. The Account holds assets that are segregated from all of Prudential's other assets.


The obligations to Contract owners and beneficiaries arising under the Contract are general corporate obligations of Prudential. Prudential is also the legal owner of the assets in the Account. Prudential will maintain assets in the Account with a total market value at least equal to the reserve and other liabilities relating to the variable benefits attributable to the Account.
These assets may not be charged with liabilities which arise from any other business Prudential conducts. In addition to these assets, the Account's assets may include funds contributed by Prudential to commence operation of the Account and may include accumulations of the charges Prudential makes against the Account. From time to time these additional assets may be withdrawn by Prudential.


The Account is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust, which is a type of investment company. This does not involve any supervision by the SEC of the management or investment policies or practices of the Account. For state law purposes, the Account is treated as a part or division of Prudential. The Account's financial statements begin on page A1.


Currently, you may invest in one or a combination of fifteen available subaccounts within the Account, each of which invests in a single corresponding portfolio of The Prudential Series Fund, Inc. Additional subaccounts may be added in the future.


THE PRUDENTIAL SERIES FUND, INC.


The Prudential Series Fund, Inc. (the "Series Fund") is registered under the 1940 Act as an open-end diversified management investment company. Its shares are currently sold only to separate accounts of Prudential and certain subsidiary insurers that offer variable life insurance and variable annuity contracts. The Account will purchase and redeem shares from the Series Fund at net asset value. Shares will be redeemed to the extent necessary for Prudential to provide benefits under the Contract and to transfer assets from one subaccount to another, as requested by Contract owners. Any dividend or capital gain distribution received from a portfolio of the Series Fund will be reinvested immediately at net asset value in shares of that portfolio and retained as assets of the corresponding subaccount.


Prudential is the investment advisor for the assets of each of the portfolios of the Series Fund. Prudential's principal business address is 751 Broad Street, Newark, New Jersey 07102-3777. Prudential has a Service Agreement with its wholly-owned subsidiary The Prudential Investment Corporation ("PIC"), which provides that, subject to Prudential's supervision, PIC will furnish investment advisory services in connection with the management of the Series Fund. In addition, Prudential has entered into a Subadvisory Agreement with its wholly-owned subsidiary Jennison Associates Capital Corporation ("Jennison"), under which Jennison furnishes investment advisory services in connection with the management of the Prudential Jennison Portfolio. Further detail is provided in the prospectus and statement of additional information for the Series Fund. Prudential, PIC, and Jennison are registered as investment advisors under the Investment Advisers Act of 1940.


As an investment advisor, Prudential charges the Series Fund a daily investment management fee as compensation for its services. In addition to the investment management fee, each portfolio incurs certain expenses, such as accounting and custodian fees. See DEDUCTIONS FROM PORTFOLIOS, page 13.


It is conceivable that in the future it may become disadvantageous for both variable life insurance and variable annuity contract separate accounts to invest in the same underlying mutual fund. Although neither the companies which invest in the Series Fund, nor the Series Fund currently foresees any such disadvantage, the Series Fund's Board of Directors intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity contract owners and to determine what action, if any, should be taken in response thereto. Material conflicts could result from such things as:
(1) changes in state insurance law; (2) changes in federal income tax law; (3) changes in the investment management of any portfolio of the Series Fund; or (4) differences between voting instructions given by variable life insurance and variable annuity contract owners.


A FULL DESCRIPTION OF THE SERIES FUND, ITS INVESTMENT OBJECTIVES, MANAGEMENT, POLICIES, AND RESTRICTIONS, ITS EXPENSES, THE RISKS ATTENDANT TO INVESTMENT THEREIN--INCLUDING ANY RISKS ASSOCIATED WITH INVESTMENT IN THE HIGH YIELD BOND PORTFOLIO, AND ALL OTHER ASPECTS OF ITS OPERATION IS CONTAINED IN THE ATTACHED PROSPECTUS FOR THE SERIES FUND AND IN ITS STATEMENT OF ADDITIONAL INFORMATION, WHICH SHOULD BE READ IN CONJUNCTION WITH THIS PROSPECTUS. THERE IS NO ASSURANCE THAT THE INVESTMENT OBJECTIVES WILL BE MET.


THE PRUDENTIAL VARIABLE CONTRACT REAL PROPERTY ACCOUNT


The Prudential Variable Contract Real Property Account (the "Real Property Account") is a separate account of Prudential that, through a general partnership formed by Prudential and two of its subsidiaries, invests primarily in income-producing real property such as office buildings, shopping centers, agricultural land, hotels, apartments or industrial properties. It also invests in mortgage loans and other real estate-related investments, including sale-leaseback transactions. It is not registered as an investment company under the Investment Company Act of 1940 and is therefore not subject to the same regulation as the Series Fund. The objectives of the Real Property Account and the Partnership are to preserve and protect capital, provide for compounding of income as a result of reinvestment of cash flow from investments, and provide for increases over time in the amount of such income through appreciation in the value of assets.


The Partnership has entered into an investment management agreement with Prudential, under which Prudential selects the properties and other investments held by the Partnership. Prudential charges the Partnership a daily fee for investment management which amounts to 1.25% per year of the average daily gross assets of the Partnership.


A full description of the Real Property Account, its management, policies, and restrictions, its charges and expenses, the risks associated with investment therein, the Partnership's investment objectives, and all other aspects of the Real Property Account's and the Partnership's operations is contained in the attached prospectus for the Real Property Account, which should be read together with this prospectus by any Contract owner considering the real estate investment option. There is no assurance that the investment objectives will be met.


THE FIXED-RATE OPTION


Because of exemptive and exclusionary provisions, interests in the fixed-rate option under the Contract have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, interests in the fixed-rate option are not subject to the provisions of these Acts, and Prudential has been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the fixed-rate option. Any inaccurate or misleading disclosure regarding the fixed-rate option may, however, subject Prudential and its directors to civil liability if that results in any damage.


As explained earlier, you may elect to allocate, either initially or by transfer, all or part of the amount credited under the Contract to the fixed-rate option, and the amount so allocated or transferred becomes part of Prudential's general assets. Sometimes this is referred to as Prudential's general account, which consists of all assets owned by Prudential other than those in the Account and in other separate accounts that have been or may be established by Prudential. Subject to applicable law, Prudential has sole discretion over the investment of the assets of the general account, and Contract owners do not share in the investment experience of those assets. Instead, Prudential guarantees that the part of the Contract Fund allocated to the fixed-rate option will accrue interest daily at an effective annual rate that Prudential declares periodically. This rate may not be less than an effective annual rate of 4%. Currently, declared interest rates remain in effect from the date money is allocated to the fixed-rate option until the Monthly date in the same month in the following year. See CONTRACT DATE, page 9. Thereafter, a new crediting rate will be declared each year and will remain in effect for the calendar year. Prudential reserves the right to change this practice. Prudential is not obligated to credit interest at a higher rate than 4%, although in its sole discretion it may do so. Different crediting rates may be declared for different portions of the Contract Fund allocated to the fixed-rate option. At least annually and on request, you will be advised of the interest rates that currently apply to your Contract.


Transfers from the fixed-rate option are subject to strict limits. (See TRANSFERS, page 11). The payment of any cash surrender value attributable to the fixed-rate option may be delayed up to 6 months (see WHEN PROCEEDS ARE PAID, page 21).


WHICH INVESTMENT OPTION SHOULD BE SELECTED?


Historically, for investments held over relatively long periods, the investment performance of common stocks has generally been superior to that of short or long-term debt securities, even though common stocks have been subject to much more dramatic changes in value over short periods of time. Accordingly, the Stock Index, Equity Income, Equity, Prudential Jennison, Small Capitalization Stock, Global, or Natural Resources Portfolios may be desirable options if you are willing to accept such volatility in your Contract values. Each of these equity portfolios involves somewhat different policies and investment risks.


You may prefer the somewhat greater protection against loss of principal (and reduced chance of high total return) provided by the Government Income or Diversified Bond Portfolios. There may be times when you desire even greater safety of principal and may then prefer the Money Market Portfolio or the fixed-rate option, recognizing that the level of short-term rates may change rather rapidly. Money invested in a Zero Coupon Bond Portfolio and held to its liquidation date will realize a predictable return, although the portfolio's value may fluctuate significantly with changes in interest rates prior to its liquidation date. If you are willing to take risks and possibly achieve a higher total return, you may prefer the High Yield Bond Portfolio, recognizing that with higher yielding, lower quality bonds the risks are greater. You may wish to divide your invested premium among two or more of the portfolios. You may wish to obtain diversification by relying on Prudential's judgment for an appropriate asset mix by choosing the Conservative Balanced or Flexible Managed Portfolios. The Real Property Account permits you to diversify your investment under the Contract to include an interest in a pool of income-producing real property, and real estate is often considered to be a hedge against inflation.


You should make a choice that takes into account how willing you are to accept investment risks, the manner in which your other assets are invested, and your own predictions about what investment results are likely to be in the future. Prudential does recommend AGAINST frequent transfers among the several options as experience generally indicates that "market timing" investing, particularly by non-professional investors, is likely to prove unsuccessful.


                    DETAILED INFORMATION ABOUT THE CONTRACT


REQUIREMENTS FOR ISSUANCE OF A CONTRACT


The Contract may generally be issued on insureds below the age of 81.
Generally, the minimum initial guaranteed death benefit that can be applied for is $60,000; however, higher minimums apply to insureds over the age of 75. Insureds 14 years of age or less may apply for a minimum initial guaranteed death benefit of $40,000, which will increase by 50% at age 21 (see SALES TO PERSONS 14 YEARS OF AGE OR YOUNGER, page 30). Before issuing any Contract, Prudential requires evidence of insurability, which may include a medical examination. Non-Smokers who meet preferred underwriting requirements are offered the most favorable premium rate. A higher premium is charged if an extra mortality risk is involved. Certain classes of Contracts, for example a Contract issued in connection with a tax-qualified pension plan, may be issued on a "guaranteed issue" basis and may have a lower minimum initial death benefit than a Contract which is individually underwritten. These are the current underwriting requirements. Prudential reserves the right to change them on a non-discriminatory basis.

SHORT-TERM CANCELLATION RIGHT OR "FREE LOOK"


Generally, you may return the Contract for a refund within 10 days after you receive it, within 45 days after Part I of the application for insurance is signed, or within 10 days after Prudential mails or delivers a Notice of Withdrawal Right, whichever is latest. Some states allow a longer period of time during which a Contract may be returned for a refund. A refund can be requested by mailing or delivering the Contract to the representative who sold it or to the Home Office specified in the Contract. A Contract returned according to this provision shall be deemed void from the beginning. You will then receive a refund of all premium payments made, plus or minus any change due
to investment experience.   However, if applicable law so requires, if you
exercise your short-term cancellation right, you will receive a refund of all premium payments made, with no adjustment for investment experience.


CONTRACT FORMS


You may select either of two forms of the Contract. The Scheduled Premiums shown in the Contract will be the same for a given insured, regardless of which Contract Form is chosen. Contract Form A has a death benefit equal to the initial face amount of insurance. The death benefit of a Form A Contract does not vary with the investment performance of the investment options selected by the owner, unless the death benefit is increased to ensure that the Contract meets the Internal Revenue Code's definition of life insurance. See HOW A CONTRACT'S DEATH BENEFIT WILL VARY, page 17. Favorable investment results of the investment options to which the assets related to the Contract are allocated and payment of greater than Scheduled Premiums will generally result in increases in the cash surrender value. See HOW THE CONTRACT FUND CHANGES WITH INVESTMENT EXPERIENCE, page 16.


Contract Form B also has an initial face amount of insurance but favorable investment performance and payment of greater than Scheduled Premiums generally result in an increase in the death benefit and, over time, in a lesser increase in the cash surrender value than under the Form A Contract. See HOW THE CONTRACT FUND CHANGES WITH INVESTMENT EXPERIENCE, page 16 and HOW A CONTRACT'S DEATH BENEFIT WILL VARY, page 17. Unfavorable investment performance will result in decreases in the death benefit (but never below the face amount stated in the Contract) and in the cash surrender value.


You should select the form that best meets your needs and objectives. All permanent insurance provides both protection for beneficiaries in the event of death and the opportunity to accumulate savings for possible use in later years. Prudential's Variable APPRECIABLE LIFE Contract provides more flexible investment opportunities than do more conventional life insurance policies because it permits you to decide how the assets held under the Contract will be invested, because it permits considerable flexibility in determining the amount and timing of premium payments, because it permits adjustment of the face amount of insurance (subject, in the case of an increase, to evidence of insurability), and because favorable investment returns result in an increase in Contract values. Purchasers who prefer to have favorable investment results and greater than Scheduled Premiums reflected in part in the form of an increased death benefit should choose Contract Form B. Purchasers who are satisfied with the amount of their insurance coverage and wish to have favorable investment results and additional premiums reflected to the maximum extent in increasing cash surrender values should choose Contract Form A.


In choosing a Contract form, you should also consider whether you intend to use the withdrawal feature. Purchasers of Form A Contracts should note that an early withdrawal may result in a portion of the surrender charge being deducted from the Contract Fund. Furthermore, a purchaser of a minimum face amount Form A Contract cannot make withdrawals unless the Contract's death benefit has been increased to comply with the Internal Revenue Code's definition of life insurance. Purchasers of Form B Contracts will not incur a surrender charge for a withdrawal and are not precluded from making withdrawals if they purchase a minimum size Contract. See WITHDRAWAL OF EXCESS CASH SURRENDER VALUE, page 20. Withdrawal of part of the cash surrender value may have tax consequences, see TAX TREATMENT OF CONTRACT BENEFITS, page 27.


CONTRACT DATE


When the first premium payment is paid with the application for a Contract, the Contract Date will ordinarily be the later of the date of the application and the date of any medical examination. If the first premium is not paid with the application, the Contract Date will ordinarily be the date the first premium is paid and the Contract is delivered. It may be advantageous for a Contract owner to have an earlier Contract Date when that will result in the use by Prudential of a lower issue age in determining the amount of the Scheduled Premium. Prudential will permit a Contract to be back-dated but only to a date not earlier than 6 months prior to the date of the application. Prudential will require the payment of all premiums that would have been due had the application date coincided with the back-dated Contract Date. No Contract may be back-dated to a date prior to that which is in accordance with Prudential's regulations. The death benefit and cash surrender value under the Contract will be equal to what they would have been had the Contract been issued on the Contract Date, all Scheduled Premiums been received on their due dates, and all Contract charges been made. The term Monthly Date means the day of each month that is the same as the Contract Date.


PREMIUMS


As already explained, if you pay your Scheduled Premiums when due and take no withdrawals or have no outstanding loans, the Contract will not lapse because of unfavorable investment experience. If you pay premiums other than on a monthly basis, you will receive a notice that a premium is due about 3 weeks before each due date. If you pay premiums monthly, you will receive each year a book with 12 coupons that will serve as a reminder. With Prudential's consent, you may change the frequency of premium payments.


You may elect to have monthly premiums paid automatically under the "Pru-Matic Premium Plan" by pre-authorized transfers from a bank checking account. Some Contract owners may also be eligible to have monthly premiums paid by pre-authorized deductions from an employer's payroll.


As stated above, your Contract sets forth two Scheduled Premium amounts. Your first or initial amount is payable from the time you purchase your Contract until the Contract anniversary immediately following your 65th birthday or the Contract's 7th anniversary, whichever is later (the "Premium Change Date"). If your Contract Fund, net of any excess premiums, on the Premium Change Date is higher than it would have been had all Scheduled Premiums been paid when due, maximum contractual charges been deducted, and only a net rate of return of 4% been earned, then the second Scheduled Premium Amount will be lower than the maximum amount stated in your Contract. You will be told what the amount of your second Scheduled Premium will be. For examples of what the second Scheduled Premium might be, see Footnote 3 to the tables on pages T1 through T4.


A significant feature of this Contract is that it permits you to pay greater than Scheduled Premiums. This may be done by making occasional unscheduled premium payments or on a periodic basis. If you wish, you may select a higher contemplated premium than the Scheduled Premium. Prudential will then bill you for the chosen premium. In general, the regular payment of higher premiums will result in higher cash surrender values and, at least under Form B, in higher death benefits. Conversely, payment of a Scheduled Premium need not be made if the Contract Fund is sufficiently large to enable the charges due under the Contract to be made without causing the Contract to lapse. See LAPSE AND REINSTATEMENT, page 25. The payment of premiums in excess of Scheduled Premiums may cause the Contract to become a Modified Endowment Contract for federal income tax purposes. If this happens, loans and other distributions which would otherwise not be taxable events may be subject to federal income taxation. See TAX TREATMENT OF CONTRACT BENEFITS, page 27.


If you elect to add a "rider" to your Contract that provides additional benefits (see RIDERS, page 29), the Scheduled Premium may be increased. Some riders provide additional term insurance in a stated amount that does not vary with investment experience. One of these "term riders" also allows you to choose different insurance amounts in different years. For these riders, you may choose to pay a billed premium higher than your initial Scheduled Premium.
Under some circumstances this could result in a higher cash surrender value and death benefit than if the same premium had been paid under a Contract with the same death benefit but without the rider. After several years, however, even if the billed premiums are paid on time, the Contract could lose its guarantee against lapse and, after many more years, could have lower cash surrender values.


The Contract allows you to choose a level premium option. In that case, the Scheduled Premium, (the amount of which can be quoted by your Prudential representative), will be higher and the Scheduled Premium will not increase at age 65 (or 7 years after issue, if later). If that level Scheduled Premium is paid when due or within the grace period (or missed premiums are paid later with interest) and there are no withdrawals, the Contract will not lapse because of unfavorable investment experience.


Prudential will generally accept any premium payment if the payment is at least $25. Prudential does reserve the right, however, to limit unscheduled premiums to a total of $10,000 in any Contract year, and to refuse to accept premiums that would immediately result in more than a dollar-for-dollar increase in the death benefit. See HOW A CONTRACT'S DEATH BENEFIT WILL VARY, page 17. The flexibility of premium payments provides Contract owners with different opportunities under the two Forms of the Contract. Greater than scheduled payments under a Form A Contract increase the Contract Fund. Greater than scheduled payments under a Form B Contract increase both the Contract Fund and the death benefit, but generally, any future increases in the Contract Fund will be less than under a Form A Contract. This is because the monthly mortality charges under the Form B Contract will be higher to compensate for the higher amount of insurance. For all Contracts, the privilege of making large or additional premium payments offers a way of investing amounts which accumulate without current income taxation.

Unless you elect otherwise, your Contract will include a "waiver of premium" provision under which Prudential will pay your Scheduled Premiums if you incur a disability before age 60 that lasts over six months. If the disability begins after you become 60 and before you are 65, premiums will be paid only until the first Contract anniversary following your 65th birthday. The waiver of premium provision does not apply if you become disabled after your 65th birthday.


ALLOCATION OF PREMIUMS


On the Contract Date, the $2 processing charge and the charge for taxes attributable to premiums are deducted from the initial premium, and the first monthly deductions are made. See CONTRACT FEES AND CHARGES, page 12. The remainder of the initial premium will be allocated on the Contract Date among the subaccounts, the fixed-rate option or the Real Property Account according to the desired allocation specified in the application form. The invested portion of any part of the initial premium in excess of the Scheduled Premium is generally placed in the selected investment options on the date of receipt at a Home Office, but not earlier than the Contract Date. Thus, to the extent that Prudential receives the initial premium prior to the Contract Date, there will be a period during which it will not be invested. All subsequent premium payments, after the deductions from premiums, will be invested as of the end of the valuation period when received at a Home Office in accordance with the allocation previously designated. Provided the Contract is not in default, you may change the way in which subsequent premiums are allocated by giving written notice to the Home Office stated in the Contract. You may also change the way in which subsequent premiums are allocated by telephoning a Home Office, provided you are enrolled to use the Telephone Transfer System. If any part of the invested portion of a premium is allocated to a particular investment option, that portion must be at least 10% on the date the allocation takes effect. All percentage allocations must be in whole numbers. For example, 33% can be selected but 33% cannot. Of course, the total allocation of all selected investment options must equal 100%.


TRANSFERS


If the Contract is not in default, or if the Contract is in force as variable reduced paid-up insurance (see LAPSE AND REINSTATEMENT, page 25), you may, up to four times in each Contract year, transfer amounts from one subaccount to another subaccount, to the fixed-rate option or to the Real Property Account. Currently, you may make additional transfers with our consent. There is no charge. All or a portion of the amount credited to a subaccount may be transferred.


In addition, the total amount credited to a Contract held in the subaccounts or the Real Property Account may be transferred to the fixed-rate option at any time during the first two Contract years. If you wish to convert your variable Contract to a fixed-benefit Contract in this manner, you must request a complete transfer of funds to the fixed-rate option and also change your allocation instructions regarding future premiums.


Transfers among subaccounts will take effect as of the end of the valuation period (usually the business day) in which a proper transfer request is received at a Home Office. A valuation period is the period of time from one determination of the value of the amount invested in a subaccount to the next. Such determinations are made when the net asset values of the portfolios of the Series Fund are calculated, which is generally 4:15 p.m. New York City time on each day during which the New York Stock Exchange is open. The request may be in terms of dollars, such as a request to transfer $10,000 from one subaccount to another, or may be in terms of a percentage reallocation among subaccounts. In the latter case, as with premium reallocations, the percentages must be in whole numbers. You may transfer amounts by proper written notice to a Home Office, or by telephone, provided you are enrolled to use the Telephone Transfer System. You will automatically be enrolled to use the Telephone Transfer System unless your Contract is jointly owned or if you elect not to have this privilege. Telephone transfers may not be available on policies that are assigned (see ASSIGNMENT, page 30), depending on the terms of the assignment. Prudential has adopted procedures designed to ensure that requests by telephone are genuine. Prudential will not be held liable for following telephone instructions that we reasonably believe to be genuine. Prudential cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.


On the liquidation date of a Zero Coupon Bond Subaccount, all the shares held by it in the corresponding portfolio of the Series Fund will be redeemed and the proceeds of the redemption applicable to each Contract will be transferred to the Money Market Subaccount unless the owner directs that it be transferred to another subaccount. A transfer that occurs upon the liquidation date of a Zero Coupon Bond Subaccount will not be counted as one of the four permissible transfers in a Contract year.


Transfers from the fixed-rate option to the subaccounts or the Real Property Account are currently permitted once each Contract year and only during the 30-day period beginning on the Contract anniversary. The maximum amount which may be transferred out of the fixed-rate option each year is currently the greater of: (a) 25% of the amount in the fixed-rate option, or (b) $2,000. Such transfer requests received prior to the Contract anniversary will be effected on the Contract anniversary. Transfer requests received within the 30-day period beginning on the Contract anniversary will be effected as of the end of the valuation period in which a proper transfer request is received at a Home Office. These limits are subject to change in the future. Transfers from the Real Property Account are also subject to restrictions, and these restrictions are described in the attached prospectus for that investment option.


The Contract was not designed for professional market timing organizations, other organizations, or individuals using programmed, large, or frequent transfers. A pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the subaccounts and will be discouraged. If such a pattern were to be found, we may be required to modify the transfer procedures, including but not limited to, not accepting transfer requests of an agent under a power of attorney on behalf of more than one Contract owner.


DOLLAR COST AVERAGING


A feature called Dollar Cost Averaging ("DCA") is available to Contract owners. If you wish, premiums may be allocated to the portion of the Money Market Subaccount used for this feature (the "DCA account"), and designated dollar amounts will be transferred monthly from the DCA account to other investment options available under the Contract, excluding the Money Market Subaccount and the fixed-rate option, but including the Real Property Account. Automatic monthly transfers must be at least 3% of the amount allocated to the DCA account (that is, if you designate $5,000, the minimum monthly transfer is $150), with a minimum of $20 transferred into any one investment option. These amounts are subject to change at Prudential's discretion. The minimum transfer amount will only be recalculated if the amount designated for transfer is increased.


When you establish DCA at issue, you must allocate to the DCA account the greater of $2,000 or 10% of the initial premium payment. When you establish DCA after issue, you must allocate to the DCA account at least $2,000. These minimums are subject to change at Prudential's discretion. After DCA has been established and as long as the DCA account has a positive balance, you may allocate or transfer amounts to the DCA account, subject to the limitations on premium payments and transfers generally. In addition, if you pay premiums on an annual or semi-annual basis, and you have already established DCA, your premium allocation instructions may include an allocation of all or a portion of all your premium payments to the DCA account.


Each automatic monthly transfer will take effect as of the end of the valuation period on the Monthly Date, provided the New York Stock Exchange ("NYSE") is open on that date. If the NYSE is not open on the Monthly Date, the transfer will take effect as of the end of the valuation period on the next day that the NYSE is open. If the Monthly Date does not occur in a particular month (e.g., February 30), the transfer will take effect as of the end of the valuation period on the last day of the month that the NYSE is open. Automatic monthly transfers will continue until the balance in the DCA account reaches zero, or until the Contract owner gives notification of a change in allocation or cancellation of the feature. Currently there is no charge for using the DCA feature.


CONTRACT FEES AND CHARGES


This section provides a detailed description of each charge that is described briefly in the chart on page 3, and an explanation of the purpose of the charge.


In several instances we will use the terms "maximum charge" and "current charge." The "maximum charge," in each instance, will be the highest charge that Prudential is entitled to make under the Contract. The "current charge" is the lower amount that Prudential is now charging. However, if circumstances change, Prudential reserves the right to increase each current charge, up to but to no more than the maximum charge, without giving any advance notice.


A Contract owner may add several "riders" to the Contract which provide additional benefits, which are charged for separately. The statement and description of charges that follows assumes there are no riders to the Contract.


DEDUCTIONS FROM PREMIUMS


(a) A charge for taxes attributable to premiums is deducted from each premium payment. That charge is currently made up of two parts. The first part is a charge for state and local premium-based taxes. These taxes vary from state to state and tax rates generally range from 0.75% to 5% (but in some instances can exceed 5%) of the premium received by Prudential. The second part is a charge for federal income taxes measured by premiums and it is equal to 1.25% of the premium. Prudential believes that this charge is a reasonable estimate of an increase in its federal income taxes resulting from a 1990 change in the Internal Revenue Code. It is intended to recover this increased tax. During 1997, 1996 and 1995, Prudential deducted a total of approximately $36,591,000, $24,941,000 and $23,620,000, respectively, in taxes attributable to premiums.


(b) A charge of $2 is deducted from each premium payment to cover the cost of collecting and processing premiums. Thus, if you pay premiums annually, this charge will be $2 per year. If you pay premiums monthly, the charge will be $24 per year. If you pay premiums more frequently, for example under a payroll deduction plan with your employer, the charge may be more than $24 per year. During 1997, 1996 and 1995, Prudential received a total of approximately $18,692,000, $31,475,000 and $29,170,000, respectively, in processing charges.


DEDUCTIONS FROM PORTFOLIOS


An investment advisory fee is deducted daily from each portfolio at a rate, on an annualized basis, from 0.35% for the Stock Index Portfolio to 0.75% for the Global Portfolio. The expenses incurred in conducting the investment operations of the portfolios (such as custodian fees and preparation and distribution of annual reports) are paid out of the portfolio's income. These expenses also vary from portfolio to portfolio.


The total expenses of each portfolio for the year 1997 expressed as a percentage of the average assets during the year are shown below:

--------------------------------------------------------------------------------

PORTFOLIO                     INVESTMENT         OTHER              TOTAL
                               ADVISORY        EXPENSES           EXPENSES
                                 FEE        (AFTER EXPENSE    (AFTER EXPENSE
                                           REIMBURSEMENT)*    REIMBURSEMENT)*
--------------------------------------------------------------------------------
MONEY MARKET                     0.40%           0.03%              0.43%
DIVERSIFIED BOND                 0.40%           0.03%              0.43%
GOVERNMENT INCOME                0.40%           0.04%              0.44%
ZERO COUPON BOND 2000            0.40%           0.00%*             0.40%*
ZERO COUPON BOND 2005            0.40%           0.00%*             0.40%*
CONSERVATIVE BALANCED            0.55%           0.01%              0.56%
FLEXIBLE MANAGED                 0.60%           0.02%              0.62%
HIGH YIELD BOND                  0.55%           0.02%              0.57%
STOCK INDEX                      0.35%           0.02%              0.37%
EQUITY INCOME                    0.40%           0.01%              0.41%
EQUITY                           0.45%           0.01%              0.46%
PRUDENTIAL JENNISON              0.60%           0.04%              0.64%
SMALL CAPITALIZATION STOCK       0.40%           0.10%              0.50%
GLOBAL                           0.75%           0.10%              0.85%
NATURAL RESOURCES                0.45%           0.09%              0.54%
------------------------------------------------------------------------------

   * For some of the portfolios, the actual expenses were higher than those shown in the second and third columns. Prudential currently makes payments to the following six subaccounts so that the portfolio expenses indirectly borne by a Contract owner investing in: (1) the Zero Coupon Bond Portfolios will not exceed the investment management fee; and (2) the High Yield Bond, Stock Index, Equity Income, and Natural Resources Portfolios will not exceed the investment advisory fee plus 0.1% of the average daily net assets of the Portfolio. Without such adjustments the portfolio expenses indirectly borne by a Contract owner, expressed as a percentage of the average daily net assets by portfolio, would have been 0.66% for the Zero Coupon Bond Portfolio 2000 and 0.74% for the Zero Coupon Bond Portfolio 2005 during 1997. No adjustment was necessary for the High Yield Bond Portfolio, the Stock Index Portfolio, the Equity Income Portfolio or the Natural Resources Portfolio during 1997. Prudential intends to continue making these adjustments in the future, although it retains the right to stop doing so.

MONTHLY DEDUCTIONS FROM CONTRACT FUND


The following monthly charges are deducted proportionately from the dollar amounts held in each of the chosen investment option[s].


(a) An administrative charge of $3 plus $0.03 per $1,000 per month of face amount of insurance is deducted each month. Thus, for a Contract with $60,000 face amount, the charge is $3 plus $1.80 for a total of $4.80. The charge is intended to pay for processing claims, keeping records, and communicating with Contract owners. The current charge for Contracts with face amounts greater than $100,000 is lower. The $0.03 per $1,000 portion of the charge is reduced to $0.01 per $1,000 for that part of the face amount that exceeds $100,000 and will not exceed $12. During 1997, 1996 and 1995, Prudential received a total of approximately $63,019,000, $61,196,000 and $60,000,000, respectively, in monthly administrative charges.


(b) A mortality charge is deducted that is intended to be used to pay death benefits. When an insured dies, the amount payable to the beneficiary is larger than the Contract Fund and significantly larger if the insured dies in the early years of a Contract. The mortality charges collected from all Contract owners enables Prudential to pay the death benefit for the few insureds who die. The maximum mortality charge is determined by multiplying the "net amount at risk" under a Contract (the amount by which the Contract's death benefit exceeds the Contract Fund) by a rate based upon the insured's current attained age and sex (except where unisex rates apply) and the anticipated mortality for that class of persons. The anticipated mortality is based upon mortality tables published by The National Association of Insurance Commissioners called the Non-Smoker/Smoker 1980 CSO Tables. Generally, Prudential's current mortality charge is lower than the maximum for insureds 32 years of age and older. In addition, for insureds of all ages, if a Contract has a face amount of at least $100,000 and the insured under the Contract has met strict underwriting requirements and qualifies for a "select rating" basis for the particular risk classification, the current mortality charges may be lower still.


Certain Contracts, for example Contracts issued in connection with tax-qualified pension plans, may be issued on a "guaranteed issue" basis and may have current mortality charges which are different from those mortality charges for Contracts which are individually underwritten. These Contracts with different current mortality charges may be offered to categories of individuals meeting eligibility guidelines determined by Prudential.


(c) A sales charge, often called a sales load, is deducted to pay part of the costs Prudential incurs in selling the Contracts, including commissions, advertising and the printing and distribution of prospectuses and sales literature. The charge is equal to 0.5% of the "primary annual premium" which is equal to the Scheduled Premium that would be payable if premiums were being paid annually, less the two deductions from premiums (taxes attributable to premiums and the $2 processing charge), and less the $3 part of the monthly deduction described in (a) above. The deduction is made whether the Contract owner is paying premiums annually or more frequently. It is lower on Contracts issued on insureds over 60 years of age. At present this sales charge is made only during the first five Contract years. However, Prudential reserves the right to make this charge in all Contract years. To summarize, for most Contracts, this charge is somewhat less than 6% of the annual Scheduled Premium for each of the first five Contract years and it may but probably will not continue to be charged after that.


There is a second sales load, which will be charged only if a Contract lapses or is surrendered before the end of the 10th Contract year. It is often described as a contingent deferred sales load ("CDSL") and is described below under SURRENDER OR WITHDRAWAL CHARGES. During 1997, 1996 and 1995, Prudential received a total of approximately $95,201,000, $104,023,000 and $102,068,000, in sales charges.


(d) A charge of $0.01 per $1,000 of face amount of insurance is made to compensate Prudential for the risk it assumes by guaranteeing that, no matter how unfavorable investment experience may be, the death benefit will never be less than the guaranteed minimum death benefit so long as Scheduled Premiums are paid on or before the due date or during the grace period. This charge and the administrative charge described in (a) above may be calculated together. During 1997, 1996 and 1995, Prudential received a total of approximately $13,673,000, $13,527,000 and $10,377,000, respectively, for this risk charge.


(e) If a rider is added to the basic Contract, or if an insured is in a substandard risk classification (for example, a person in a hazardous occupation), the annual Scheduled Premium will be increased and the additional charges will be deducted monthly.


(f) A charge may be deducted to cover federal, state or local taxes (other than "taxes attributable to premiums" described above) that are imposed upon the operations of the Account. At present no such taxes are imposed and no charge is made.

The earnings of the Account are taxed as part of the operations of Prudential. No charge is being made currently to the Account for Company federal income taxes. Prudential will review the question of a charge to the Account for Company federal income taxes periodically. Such a charge may be made in future years for any federal income taxes that would be attributable to the Contracts.


DAILY DEDUCTION FROM THE CONTRACT FUND


Each day a charge is deducted from the assets of each of the subaccounts and/or the Real Property Account (the "variable investment options") in an amount equivalent to an effective annual rate of 0.9%. For Contracts with face amounts of $100,000 or more, the current charge is 0.6%. This charge is intended to compensate Prudential for assuming mortality and expense risks under the Contract. The mortality risk assumed is that insureds may live for shorter periods of time than Prudential estimated when it determined what mortality charge to make. The expense risk assumed is that expenses incurred in issuing and administering the Contract will be greater than Prudential estimated in fixing its administrative charges. During 1997, 1996 and 1995, Prudential received a total of approximately $18,891,000, $14,434,000 and $10,947,000, respectively, in mortality and expense risk charges. This charge is not assessed against amounts allocated to the fixed-rate option.


SURRENDER OR WITHDRAWAL CHARGES


(a) An additional sales load, the contingent deferred sales load (the CDSL) is assessed if the Contract lapses or is surrendered during the first ten Contract years, or if a withdrawal is made under a Form A Contract during that ten year period. No such charge is applicable to the death benefit, no matter when that may become payable. Subject to the additional limitations described below, for Contracts that lapse or are surrendered during the first five Contract years the charge will be equal to 50% of the first year's primary annual premium. The primary annual premium is equal to the Scheduled Premium that would be payable if premiums were being paid annually, less the two deductions from premiums (taxes attributable to premiums and the $2 processing charge), and less the $3 part of the monthly administrative charge. In the next five Contract years that percentage is reduced uniformly on a daily basis until it reaches zero on the tenth Contract anniversary. Thus, for Contracts surrendered at the end of the sixth year, the maximum deferred sales charge will be 40% of the first year's primary annual premium, for Contracts surrendered at the end of year seven, the maximum deferred sales charge will be 30% of the first year's primary annual premium, and so forth.


The contingent deferred sales load is also subject to a further limit at older issue ages (approximately above age 67) in order to comply with certain requirements of state law. Specifically, the contingent deferred sales load for such insureds is no more than $32.50 per $1,000 of face amount.


The sales load is subject to a further important limitation that may, particularly for Contracts that lapse or are surrendered within the first five or six years, result in a lower contingent deferred sales load than that described above. (This limitation might also, under unusual circumstances, apply to reduce the monthly sales load deductions described in item (c) under MONTHLY DEDUCTIONS FROM CONTRACT FUND, page 13.)


The limitation is based on a Guideline Annual Premium ("GAP") that is associated with every Contract. The GAP is an amount, generally larger than the gross annual scheduled premium for the Contract, determined actuarially in accordance with a definition set forth in a regulation of the Securities and Exchange Commission. The maximum aggregate sales load that Prudential will charge (that is, the sum of the monthly sales load deduction and the contingent deferred sales charge) will not be more than 30% of the premiums actually paid until those premiums total one GAP plus no more than 9% of the next premiums paid until total premiums are equal to 5 GAPS, plus no more than 6% of all subsequent premiums. If the sales charges described above would at any time exceed this maximum amount then the charge, to the extent of any excess, will not be made.


The amount of this charge can be more easily understood by reference to the following table which shows the sales loads that would be paid by a 35 year old man under a Form B Contract with $100,000 face amount of insurance, both through the monthly deductions from the Contract Fund described above and upon the surrender of the Contract. If the Contract is partially surrendered or the face amount is decreased during the first ten years, a proportionate amount of the contingent deferred sales charge will be deducted from the Contract Fund.

--------------------------------------------------------------------------------

                           CUMULATIVE                       CUMULATIVE
                             SALES                          TOTAL SALES
SURRENDER,     CUMULATIVE     LOAD     CONTINGENT   TOTAL     LOAD AS
LAST DAY OF    SCHEDULED   DEDUCTED     DEFERRED    SALES      PER-
YEAR NO.       PREMIUMS      FROM        SALES      LOAD     CENTAGE OF
                 PAID      CONTRACT      LOAD                SCHEDULED
                             FUND                            PREMIUMS
                                                               PAID
--------------------------------------------------------------------------------

   1         $  894.06     $ 49.56     $218.66     $268.22     30.00%

   2          1,788.12       99.12      367.64      466.76     26.10%

   3          2,682.18      148.68      398.55      547.23     20.40%

   4          3,576.24      198.24      414.00      612.24     17.12%

   5          4,470.30      247.80      414.00      661.80     14.80%

   6          5,364.36      247.80      331.00      578.80     10.79%

   7          6,258.42      247.80      248.00      495.80      7.92%

   8          7,152.48      247.80      166.00      413.80      5.79%

   9          8,046.54      247.80       83.00      330.80      4.11%

  10          8,940.60      247.80        0.00      247.80      2.77%
--------------------------------------------------------------------------------

The percentages shown in the last column will not be appreciably different for insureds of different ages.


(b) An administrative charge of $5 per $1,000 of face amount of insurance is deducted upon lapse or surrender to cover the cost of processing applications, conducting medical examinations, determining insurability and the insured's rating class, and establishing records. However, this charge is reduced beginning on the Contract's fifth anniversary and declines daily at a constant rate until it disappears entirely on the tenth Contract anniversary. If the Contract is partially surrendered or the face amount is decreased during the first ten years, a proportionate amount of the charge will be deducted from the Contract Fund. During 1997, 1996 and 1995, Prudential received a total of approximately $8,959,000, $9,713,000 and $9,266,000, respectively, from surrendered or lapsed Contracts.


TRANSACTION CHARGES


There may be transaction charges if certain events take place. Examples are: the face amount of insurance is decreased or part of the cash surrender value is withdrawn. Prudential is entitled under the Contract to charge a fee in these situations, which will generally be $15 or less. Currently, it waives the fee in some instances. These fees are described at the appropriate place in this prospectus.


REDUCTION OF CHARGES FOR CONCURRENT SALES TO SEVERAL INDIVIDUALS


Prudential may reduce the sales charges and/or other charges on individual Contracts sold to members of a class of associated individuals, or to a trustee, employer or other entity representing such a class, where it is expected that such multiple sales will result in savings of sales or administrative expenses. Prudential determines both the eligibility for such reduced charges, as well as the amount of such reductions, by considering the following factors: (1) the number of individuals; (2) the total amount of premium payments expected to be received from these Contracts; (3) the nature of the association between these individuals, and the expected persistency of the individual Contracts; (4) the purpose for which the individual Contracts are purchased and whether that purpose makes it likely that expenses will be reduced; and (5) any other circumstances which Prudential believes to be relevant in determining whether reduced sales or administrative expenses may be expected. Some of the reductions in charges for these sales may be contractually guaranteed; other reductions may be withdrawn or modified by Prudential on a uniform basis. Prudential's reductions in charges for these sales will not be unfairly discriminatory to the interests of any individual Contract owners.


HOW THE CONTRACT FUND CHANGES WITH INVESTMENT EXPERIENCE


As explained above, after the tenth Contract year (and ten years from an increase in face amount), there will no longer be a surrender charge and, if there is no Contract loan, the cash surrender value will be equal to the Contract Fund. This section, therefore, also describes how the cash surrender value of the Contract will change with investment experience.


On the Contract Date, the Contract Fund value is the initial premium less the deductions from premiums and the first monthly deductions. See CONTRACT FEES AND CHARGES, page 12. This amount is placed in the investment options designated by you. Thereafter the Contract Fund value changes daily, reflecting increases or decreases in the value of the securities in which the assets of the subaccount have been invested, the performance of the Real Property Account if that option has been selected, and interest credited on any amounts allocated to the fixed-rate option. It is also reduced by the daily asset charge for mortality and expense risks assessed against the variable investment options. The Contract Fund value also increases to reflect the receipt of additional premium payments and is decreased by the monthly deductions.


A Contract's cash surrender value on any date will be the Contract Fund value reduced by the withdrawal charges, if any, and by any Contract debt. Upon request, Prudential will tell you the cash surrender value of your Contract. It is possible, although highly unlikely, that the cash surrender value of a Contract could decline to zero because of unfavorable investment performance, even if you continue to pay Scheduled Premiums when due.


The tables on pages T1 through T4 of this prospectus illustrate what the death benefit and cash surrender values would be for a representative Contract, assuming uniform hypothetical investment results in the selected portfolio[s], and also provide information about the aggregate premiums payable under the Contract. The tables also show, if the level premium option has not been chosen, the maximum Scheduled Premium that may be payable for the period after the insured reaches the age of 65 for the illustrated Contract under each of the assumed investment returns.


HOW A CONTRACT'S DEATH BENEFIT WILL VARY


As noted above, there are two Forms of the Contract, Form A and Form B. The death benefit under a Form B Contract varies with investment performance while the death benefit under a Form A Contract does not, unless it must be increased to satisfy tax requirements.


Under a Form A Contract, the guaranteed minimum death benefit is equal to the face amount of insurance. (However, should the death benefit become payable while a Contract loan is outstanding, the debt will be deducted from the death benefit.) If the Contract is kept in force for several years and if investment performance is reasonably favorable, the Contract Fund value may grow to the point where it is necessary to increase the death benefit in order to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance. Thus, the death benefit under a Form A Contract will always be the greater of (1) the guaranteed minimum death benefit; and (2) the Contract Fund divided by the "net single premium" per $1 of death benefit at the insured's attained age on that date. The latter provision ensures that the Contract will always have a death benefit large enough to be treated as life insurance for tax purposes under current law. The net single premium is used only in the calculation of the death benefit, not for premium payment purposes. The following is a table of illustrative net single premiums for $1 of death benefit under Contracts issued on insureds in the preferred rating class.


--------------------------------------------------------------------------------

                                                    INCREASE IN INSURANCE
                     MALE          NET SINGLE           AMOUNT PER $1
                 ATTAINED AGE       PREMIUM       INCREASE IN CONTRACT FUND
--------------------------------------------------------------------------------

                       5            .09151                     $10.93
                      25            .17000                     $ 5.88
                      35            .23700                     $ 4.22
                      55            .45209                     $ 2.21
                      65            .59468                     $ 1.68
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

                                                    INCREASE IN INSURANCE
                   FEMALE          NET SINGLE           AMOUNT PER $1
                 ATTAINED AGE       PREMIUM       INCREASE IN CONTRACT FUND
--------------------------------------------------------------------------------

                       5            .07919                     $12.63
                      25            .15112                     $ 6.62
                      35            .21127                     $ 4.73
                      55            .40090                     $ 2.49
                      65            .53639                     $ 1.86
--------------------------------------------------------------------------------


Whenever the death benefit is determined in this way, Prudential reserves the right to limit unscheduled premiums to a total of $10,000 in any Contract year and to refuse to accept premium payments that would immediately result in more than a dollar-for-dollar increase in the death benefit.

Under a Form B Contract, the death benefit will vary with investment experience. Assuming no withdrawals, the death benefit will be equal to the face amount of insurance plus the amount (if any) by which the Contract Fund value exceeds the applicable "Tabular Contract Fund value" for the Contract (subject to an exception described below under which the death benefit is higher). Each Contract contains a table that sets forth the Tabular Contract Fund value as of the end of each of the first 20 years of the Contract. Tabular Contract Fund values between Contract anniversaries are determined by interpolation. The Tabular Contract Fund value for each Contract year is an amount that is slightly less than the Contract Fund value that would result as of the end of such year if only scheduled premiums were paid, they were paid when due, the selected investment options earned a net return at a uniform rate of 4% per year, full mortality charges based upon the 1980 CSO Table were deducted, maximum sales load and expense charges were deducted, and there was no Contract debt.


Thus, under a Form B Contract with no withdrawals, the death benefit will equal the face amount if the Contract Fund equals the Tabular Contract Fund value.
If, due to investment results greater than a net return of 4%, or to payment of greater than scheduled premiums, or to smaller than maximum charges, the Contract Fund value is a given amount greater than the Tabular Contract Fund value, the death benefit will be the face amount plus that excess amount. If, due to investment results less favorable than a net return of 4%, the Contract Fund value is less than the tabular Contract Fund value, the death benefit will not fall below the initial face amount stated in the Contract; however, this unfavorable investment experience must first be offset by favorable performance or additional payments that bring the Contract Fund up to the tabular level before favorable investment results or additional payments will increase the death benefit. Again, the death benefit will reflect a deduction for the amount of any Contract debt. See CONTRACT LOANS, page 24.


As is the case under a Form A Contract, the Contract Fund of a Form B Contract could grow to the point where it is necessary to increase the death benefit by a greater amount in order to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance. Thus, the death benefit under a Form B Contract will always be the greatest of (1) the face amount plus the Contract Fund minus the tabular Contract Fund value; (2) the guaranteed minimum death benefit; and (3) the Contract Fund divided by the net single premium per $1 of death benefit at the insured's attained age on that date.


You may also increase or decrease the face amount of your Contract, subject to certain conditions. See INCREASES IN FACE AMOUNT, below and DECREASES IN FACE AMOUNT, page 19.


INCREASES IN FACE AMOUNT


An owner who wishes to increase the amount of his or her insurance may do so by increasing the face amount of the Contract (which is also the guaranteed minimum death benefit), subject to state approval and underwriting requirements determined by Prudential. An increase in face amount is in many ways similar to the purchase of a second Contract, but it differs in the following respects: the minimum permissible increase is $25,000, while the minimum for a new Contract is $60,000; monthly fees are lower because only a single $3 per month administrative charge is made rather than two; a combined premium payment results in deduction of a single $2 per premium processing charge while separate premium payments for separate Contracts would involve two charges; the monthly expense charge of $0.03 per $1,000 of face amount may be lower if the increase is to a face amount greater than $100,000; and the Contract will lapse as a unit, unlike the case if two separate Contracts are purchased. These differences aside, the decision to increase face amount is comparable to the purchase of a second Contract in that it involves a commitment to higher scheduled premiums in exchange for greater insurance benefits.


You may elect to increase the face amount of your Contract no earlier than the first anniversary of the Contract. The following conditions must be met: (1) you must ask for the increase in writing on an appropriate form; (2) the amount of the increase in face amount must be at least $25,000; (3) the insured must supply evidence of insurability for the increase satisfactory to Prudential; (4) if Prudential requests, you must send in the Contract to be suitably endorsed;
(5) the Contract must not be in default on the date the increase takes effect;
(6) you must pay an appropriate premium at the time of the increase; (7) Prudential has the right to deny more than one increase in a Contract year; and
(8) if Prudential has, between the Contract Date and the date that any requested increase in face amount will take effect, changed any of the bases on which benefits and charges are calculated under newly issued Contracts, Prudential has the right to deny the increase. An increase in face amount resulting in a total face amount under the Contract of at least $100,000 may render the Contract eligible for a select rating if the insured under the Contract has met strict underwriting requirements and is a non-smoker.


Upon an increase in face amount, Prudential will recompute the Contract's scheduled premiums, contingent deferred sales and administrative charges, tabular values, and monthly deductions from the Contract Fund. You have a choice, limited only by applicable state law, as to whether the recomputation will be made as of the prior or next Contract anniversary. There will be a payment required on the date of increase; the amount of the payment will depend, in part, on which Contract anniversary you select for the recomputation. Prudential will tell you the amount of the required payment. It should also be noted that an increase in face amount may impact the status of the Contract as a Modified Endowment Contract. See TAX TREATMENT OF CONTRACT BENEFITS, page 27. Therefore, before increasing the face amount, you should consult with your Prudential representative.


Provided the increase is approved, the new insurance will take effect once the proper forms, any medical evidence necessary to underwrite the additional insurance and any amount needed by the company have been received.


Prudential will supply you with pages which show the increased face amount, the effective date of the increase, and the recomputed items described two paragraphs above. The pages will also describe how the increase in face amount affects the various provisions of the Contract, including a statement that, for the amount of the increase in face amount, the period stated in the Incontestability and Suicide provisions (see OTHER STANDARD CONTRACT PROVISIONS, page 29) will run from the effective date of the increase.


For the purpose of determining the sales load that will be charged after the increase and upon any subsequent lapse or surrender, the Contract is treated as if there were two separate Contracts, a "base Contract" representing the Contract before the increase and an "incremental Contract" representing the increase viewed as a separate Contract. At the time of the increase, a certain portion of the Contract Fund may be allocated to the incremental Contract as a prepayment of premiums for purposes of the sales load limit. That portion is equal to the Guideline Annual Premium ("GAP") of the incremental Contract divided by the GAP of the entire Contract after the increase. Premium payments made after the increase are also allocated between the base Contract and the incremental Contract for purposes of the sales load limit. A portion of each premium payment after the increase is allocated to the increase based on the GAP for the incremental Contract divided by the GAP for the entire Contract. A monthly deduction equal to 0.5% of the primary annual premium for each part of the Contract (i.e., the base and incremental Contracts, respectively) will be made until each part of the Contract has been in force for five years, although Prudential reserves the right to continue to make this deduction thereafter. Similarly, the amount, if any, of sales charges upon lapse or surrender and the application of the overall limitation upon sales load, as described in item (a) under SURRENDER OR WITHDRAWAL CHARGES, page 15, will be determined as explained in that section as if there were two Contracts rather than one. Moreover, the contingent deferred administrative charge is also determined as if there were two separate Contracts. Thus, an owner considering an increase in face amount should be aware that such an increase will entail charges, including periodic sales load deductions and contingent deferred sales and administrative charges, comparable to the purchase of a new Contract.


Each Contract owner who elects to increase the face amount of his or her Contract will be granted a "free-look" right which will apply only to the increase in face amount, not the entire Contract. The right is comparable to the right afforded to a purchaser of a new Contract. See SHORT-TERM CANCELLATION RIGHT OR "FREE LOOK", page 9. The "free-look" right would have to be exercised no later than forty-five days after execution of the application for the increase or, if later, within ten days after either receipt of the Contract as increased or receipt of the withdrawal right notice by the owner. Upon exercise of the "free-look" right, you will receive a refund in the amount of the aggregate premiums paid since the increase was requested and attributable to the increase, not the base Contract, as determined pursuant to the proportional premium allocation rule described above. There will be no adjustment for investment experience. All charges deducted after the increase will be reduced to what they would have been had no increase been effected. You may transfer the total amount attributable to the increase in face amount from the subaccounts or the Real Property Account to the fixed-rate option at any time within two years after the increase in face amount.


DECREASES IN FACE AMOUNT


You may effect a partial surrender of a Contract (see SURRENDER OF A CONTRACT, page 20) or a partial withdrawal of excess cash surrender value (see WITHDRAWAL OF EXCESS CASH SURRENDER VALUE, page 20). You also have the additional option of decreasing the face amount (which is also the guaranteed minimum death benefit) of your Contract without withdrawing any such surrender value.
Contract owners who conclude that, because of changed circumstances, the amount of insurance is greater than needed will thus be able to decrease their amount of insurance protection, and the monthly deductions for the cost of insurance, without decreasing their current cash surrender value. The cash surrender value of the Contract on the date of the decrease will not change, except that an administrative processing fee of $15 may be deducted from that value (unless that fee is separately paid at the time the decrease in face amount is requested). The Contract's Contract Fund value, however, will be reduced by deduction of a proportionate part of the then applicable contingent deferred sales and administrative charges, if any. Scheduled premiums for the Contract will also be proportionately reduced. The Contracts of owners who exercise the right to reduce face amount will be amended to show the new face amount, tabular values, scheduled premiums, monthly charges, and, if applicable, the remaining contingent deferred sales and administrative charges.


The minimum permissible decrease is $10,000. No decrease will be permitted that causes the face amount of the Contract to drop below the minimum face amount applicable to the insured's Contract. See REQUIREMENTS FOR ISSUANCE OF A CONTRACT, page 8. No reduction will be permitted to the extent that it would cause the Contract to fail to qualify as "life insurance" for purposes of
Section 7702 of the Internal Revenue Code. If the face amount of a Contract in force on a select rating basis is reduced below $100,000, it is no longer eligible for the select rating.


It is important to note, however, that if the face amount is decreased there is a danger the Contract might be classified as a Modified Endowment Contract. See TAX TREATMENT OF CONTRACT BENEFITS, page 27. Before requesting any decreases in face amount, a Contract owner should consult his or her Prudential representative.


WITHDRAWAL OF EXCESS CASH SURRENDER VALUE


Under certain circumstances, you may withdraw a portion of the Contract's cash surrender value without surrendering the Contract in whole or in part. The amount that you may withdraw is limited by the requirement that the Contract Fund after withdrawal must not be less than the tabular Contract Fund value. (A Table of Tabular Contract Fund Values is included in the Contract; the values increase with each year the Contract remains in force.) But because the Contract Fund may be made up in part by an outstanding Contract loan, there is a further limitation that the amount withdrawn may not be larger than an amount sufficient to reduce the cash surrender value to zero. The amount withdrawn must be at least $2,000 under a Form A Contract (in which the death benefit is generally equal to the face-amount of insurance) and at least $500 under a Form B Contract (in which the death benefit varies daily). You may make no more than four such withdrawals in each Contract year, and there is an administrative processing fee for each withdrawal equal to the lesser of $15 or 2% of the amount withdrawn.
An amount withdrawn may not be repaid except as a scheduled or unscheduled premium subject to the applicable charges. Upon request, Prudential will tell you how much you may withdraw. Withdrawal of part of the cash surrender value may have tax consequences. See TAX TREATMENT OF CONTRACT BENEFITS, page 27. A temporary need for funds may also be met by making a loan and you should consult your Prudential representative about how best to meet your needs.


Under a Form A Contract, the face amount of insurance is reduced by not more than the amount of the withdrawal. No partial withdrawal will be permitted under a Form A Contract if it would result in a new face amount of less than the minimum face amount applicable to the insured's Contract. See REQUIREMENTS FOR ISSUANCE OF A CONTRACT, page 8. It is important to note, however, that if the face amount is decreased at any time during the first seven Contract years, there is a danger that the Contract might be classified as a Modified Endowment Contract. See TAX TREATMENT OF CONTRACT BENEFITS, page 27. Before making any withdrawal which causes a decrease in face amount, you should consult with your Prudential representative. Also, if a withdrawal under a Form A Contract is made before the end of the tenth year, the Contract Fund may be reduced not only by the amount withdrawn but also by a proportionate amount of any surrender charges that would be made if the Contract were surrendered. The proportion is based on the percentage reduction in face amount. Form A Contract owners who make a partial withdrawal will be sent replacement Contract pages showing the new face amount, scheduled premiums, maximum surrender charges, tabular values, and monthly deductions.


Under a Form B Contract, the cash surrender value and Contract Fund value are reduced by the amount of the withdrawal, and the death benefit is accordingly reduced. Neither the face amount of insurance nor the amount of scheduled premiums will be changed due to a withdrawal of excess cash surrender value under a Form B Contract. No surrender charges will be assessed upon a withdrawal under a Form B Contract.


Withdrawal of part of the cash surrender value increases the risk that the Contract Fund may be insufficient to provide for benefits under the Contract. If such a withdrawal is followed by unfavorable investment experience, the Contract may lapse even if scheduled premiums continue to be paid when due. This is because, for purposes of determining whether a lapse has occurred, Prudential treats withdrawals as a return of premium.


SURRENDER OF A CONTRACT


You may surrender a Contract in whole or in part for its cash surrender value while the insured is living. Partial surrender involves splitting the Contract into two Contracts. One Contract is surrendered for its cash surrender value; the other is continued in force on the same terms as the original Contract except that premiums will be based on the new face amount. You will be given a new Contract document. The cash surrender value and the guaranteed minimum death benefit of the new Contract will be proportionately reduced based upon the reduction in the face amount of insurance. The new Contract must have a face amount of insurance at least equal to the minimum face amount applicable to the insured. Otherwise a partial surrender is not permitted. See REQUIREMENTS FOR ISSUANCE OF A CONTRACT, page 8.


To surrender a Contract in whole or in part, you must deliver or mail it, together with a written request in a form that meets our needs, to a Home Office. The cash surrender value of a surrendered or partially surrendered Contract (taking into account the deferred sales and administrative charges, if any) will be determined as of the end of the valuation period in which such a request is received in the Home Office. Surrender of all or part of a Contract may have tax consequences. See TAX TREATMENT OF CONTRACT BENEFITS, page 27.


WHEN PROCEEDS ARE PAID


Prudential will generally pay any death benefit, cash surrender value, loan proceeds or withdrawal within seven days after receipt at a Home Office of all the documents required for such a payment. Other than the death benefit, which is determined as of the date of death, the amount will be determined as of the end of the valuation period in which the necessary documents are received at a Home Office. However, Prudential may delay payment of proceeds from the subaccount[s] and the variable portion of the death benefit due under the Contract if the sale or valuation of the Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC or the SEC declares that an emergency exists.


With respect to the amount of any cash surrender value allocated to the fixed-rate option, and with respect to a Contract in force as fixed reduced paid-up insurance, Prudential expects to pay the cash surrender value promptly upon request. However, Prudential has the right to delay payment of such cash surrender value for up to six months (or a shorter period if required by applicable law). Prudential will pay interest of at least 3% a year if it delays such a payment for thirty days or more (or a shorter period if required by applicable law).


LIVING NEEDS BENEFIT


Contract applicants may elect to add the LIVING NEEDS BENEFIT to their Contracts at issue. The benefit may vary state-by-state. It can generally be added only to Contracts of $50,000 or more. There is no charge for adding the benefit to the Contract. However, an administrative charge (not to exceed $150) will be made at the time the LIVING NEEDS BENEFIT is paid.


Subject to state regulatory approval, the LIVING NEEDS BENEFIT allows you to elect to receive an accelerated payment of all or part of the Contract's death benefit, adjusted to reflect current value, at a time when certain special needs exist. The adjusted death benefit will always be less than the death benefit, but will generally be greater than the Contract's cash surrender value. One or both of the following options may be available. A Prudential representative should be consulted as to whether additional options may be available.


TERMINAL ILLNESS OPTION. This option is available if the insured is diagnosed as terminally ill with a life expectancy of six months or less. When satisfactory evidence is provided, Prudential will provide an accelerated payment of the portion of the death benefit selected by the Contract owner as a LIVING NEEDS BENEFIT. You may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for six months. If the insured dies before all the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the LIVING NEEDS BENEFIT claim form in a single sum.


NURSING HOME OPTION. This option is available after the insured has been confined to an eligible nursing home for six months or more. When satisfactory evidence is provided, including certification by a licensed physician, that the insured is expected to remain in the nursing home until death, Prudential will provide an accelerated payment of the portion of the death benefit selected by the Contract owner as a LIVING NEEDS BENEFIT. You may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for a specified number of years (not more than ten nor less than two), depending upon the age of the insured. If the insured dies before all of the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the LIVING NEEDS BENEFIT claim form in a single sum.


All or part of the Contract's death benefit may be accelerated under the LIVING NEEDS BENEFIT. If the benefit is only partially accelerated, a death benefit of at least $25,000 must remain under the Contract. Prudential reserves the right to determine the minimum amount that may be accelerated.


No benefit will be payable if the Contract owner is required to elect it in order to meet the claims of creditors or to obtain a government benefit. Prudential can furnish details about the amount of LIVING NEEDS BENEFIT that is available to an eligible Contract owner under a particular Contract, and the adjusted premium payments that would be in effect if less than the entire death benefit is accelerated.


The Contract owner should consider whether adding this settlement option is appropriate in his or her given situation. Adding the LIVING NEEDS BENEFIT to the Contract has no adverse consequences; however, electing to use it could. With the exception of certain business-related policies, the Health Insurance Portability and Accountability Act of 1996 excludes from income the LIVING NEEDS BENEFIT if the insured is terminally ill or chronically ill as defined in the tax law (although the exclusion in the latter case may be limited). Contract owners should consult a qualified tax advisor before electing to receive this benefit. Receipt of a LIVING NEEDS BENEFIT payment may also affect a Contract owner's eligibility for certain government benefits or entitlements.


HYPOTHETICAL ILLUSTRATIONS OF DEATH BENEFITS AND CASH SURRENDER VALUES


The four tables that follow show how the death benefit and cash surrender values change with the investment experience of the Account. They are "hypothetical" because they are based, in part, upon several assumptions, each of which is described below. All four tables assume, first, that a Contract with a face amount of $100,000 has been bought on or after December 31, 1997 by a 35 year old man with select rating in a preferred rating class. It is assumed that the Scheduled Premium of $894.06 is paid on each anniversary date, and that the deduction for taxes attributable to premiums is 3.25%. The first table assumes that a Form A Contract has been purchased and the second table assumes that a Form B Contract has been purchased. Both assume that the current charges will continue for the indefinite future. For a description of current and maximum charges, see CONTRACT FEES AND CHARGES, page 12. The third and fourth tables are based upon the same assumptions except that it is assumed that the maximum charges permitted by the Contract have been made from the beginning. In effect, the third and fourth tables represent a kind of "worst case" scenario.


Another assumption is that the Contract Fund has been invested in equal amounts in each of the fifteen available portfolios of the Series Fund. Finally, there are four assumptions, shown separately, about the average investment performance of the portfolios. The first is that there will be a uniform 0% gross rate of return, that is, that the average value of the Contract Fund will uniformly be adversely affected by very unfavorable investment performance. The other three assumptions are that investment performance will be at a uniform gross annual rate of 4%, 8% and 12%. These, of course, are unrealistic assumptions since actual returns will fluctuate from year to year. Nevertheless, these assumptions help show how the Contract values change with investment experience.


The first column in the following tables shows the Contract year. The second column, to provide context, shows what the aggregate amount would be if the Scheduled Premiums had been invested in a savings account paying 4% compounded interest. Of course, if that were done, there would be no life insurance protection. The next four columns show the death benefit payable in each of the years shown for the four different assumed investment returns. Note that a gross return (as well as the net return) is shown at the top of each column.
The gross return represents the combined effect of income and capital appreciation of the portfolios before any reduction is made for investment advisory fees or other Series Fund expenses. The net return reflects an average total annual expenses of the 15 portfolios of 0.51%, and the daily deduction from the Contract Fund of 0.6% per year for the first two tables, which are based on current charges, and 0.9% per year for the two tables that are based upon maximum charges. For Contracts with face amounts of less than $100,000, the current charge is 0.9% per year. Thus, assuming maximum charges, gross returns of 0%, 4%, 8% and 12% are the equivalent of net returns of -1.41%, 2.59%, 6.59% and 10.59%, respectively. The death benefits and cash surrender values shown reflect the deduction of all expenses and charges both from the Series Fund and under the Contract.


The amounts shown assume that there is no loan. The cash surrender values shown for the first ten years reflect the surrender charges that would be deducted if the Contract were surrendered in those years. For years after the tenth, the cash surrender values are equal to the Contract Fund value.


Note that under the Form B Contract the death benefit changes to reflect investment returns, while under the Form A Contract the death benefit increases
only when the cash surrender value becomes quite large.   In later policy years,
the cash surrender values under the Form A Contract are slightly larger than those under the Form B Contract.


If you are considering the purchase of a variable life insurance contract from another insurance company, you should not rely upon these tables for comparison purposes. A comparison between two tables, each showing values for a 35 year old man, may be useful for a 35 year old man but would be inaccurate if made for a 35 year old woman or a 50 year old man. To take a second example, the death benefit and cash surrender values under a $50,000 Contract cannot be determined by dividing by two the amount shown in a table for a $100,000 Contract. Your Prudential representative can provide you with a comparable hypothetical illustration for a person of your own age, sex, and rating class. You can obtain an illustration using premium amounts and payment patterns that you wish to follow. You may use assumed gross returns different than those shown in the tables, although they may not be higher than 12%.

                                 ILLUSTRATIONS
                                 -------------

                 VARIABLE APPRECIABLE LIFE INSURANCE CONTRACT
                         FORM A -- FIXED DEATH BENEFIT
                      MALE SELECT PREFERRED ISSUE AGE 35
                       $100,000 GUARANTEED DEATH BENEFIT
               $894.06 MINIMUM INITIAL SCHEDULED PREMIUM (1) (3)
                       USING CURRENT CONTRACTUAL CHARGES

                                       DEATH BENEFIT (2)                           CASH SURRENDER VALUE (2)
                             --------------------------------------------   -----------------------------------------
               PREMIUMS           ASSUMING HYPOTHETICAL GROSS (AND NET)      ASSUMING HYPOTHETICAL GROSS (AND NET)
              ACCUMULATED              ANNUAL INVESTMENT RETURN OF                ANNUAL INVESTMENT RETURN OF
                 AT 4%     ----------------------------------------------   ------------------------------------------
END OF         INTEREST     0% GROSS     4% GROSS    8% GROSS   12% GROSS   0% GROSS   4% GROSS   8% GROSS   12% GROSS
POLICY         PER YEAR      (-1.11%      (2.89%      (6.89%     (10.89%     (-1.11%    (2.89%     (6.89%     (10.89%
YEAR              (3)          NET)        NET)        NET)        NET)        NET)      NET)       NET)       NET)
----------    -----------  ----------  ----------  ----------  ----------  ---------  ---------  ---------  ---------

      1         $    930     $100,000    $100,000    $100,000    $100,000    $     0    $     0   $      0   $      0
      2         $  1,897     $100,000    $100,000    $100,000    $100,000    $   319    $   399   $    482   $    567
      3         $  2,903     $100,000    $100,000    $100,000    $100,000    $   835    $   991   $  1,157   $  1,332
      4         $  3,948     $100,000    $100,000    $100,000    $100,000    $ 1,338    $ 1,594   $  1,873   $  2,176
      5         $  5,036     $100,000    $100,000    $100,000    $100,000    $ 1,826    $ 2,207   $  2,632   $  3,107
      6         $  6,167     $100,000    $100,000    $100,000    $100,000    $ 2,555    $ 3,086   $  3,695   $  4,392
      7         $  7,344     $100,000    $100,000    $100,000    $100,000    $ 3,275    $ 3,982   $  4,816   $  5,796
      8         $  8,568     $100,000    $100,000    $100,000    $100,000    $ 3,976    $ 4,887   $  5,990   $  7,323
      9         $  9,840     $100,000    $100,000    $100,000    $100,000    $ 4,662    $ 5,803   $  7,223   $  8,988
     10         $ 11,164     $100,000    $100,000    $100,000    $100,000    $ 5,332    $ 6,731   $  8,520   $ 10,806
     15         $ 18,618     $100,000    $100,000    $100,000    $100,000    $ 7,519    $10,625   $ 15,202   $ 21,959
     20         $ 27,688     $100,000    $100,000    $100,000    $100,000    $ 9,657    $15,211   $ 24,678   $ 40,928
     25         $ 38,723     $100,000    $100,000    $100,000    $138,998    $11,178    $20,064   $ 37,648   $ 72,515
 30 (Age 65)    $ 52,149     $100,000    $100,000    $100,000    $207,409    $11,112    $24,291   $ 54,963   $123,342
     35         $ 81,214     $100,000    $100,000    $117,930    $307,047    $27,690    $39,959   $ 78,735   $204,997
     40         $116,576     $100,000    $100,000    $149,366    $454,379    $41,865    $56,982   $110,069   $334,836
     45         $159,600     $100,000    $100,000    $188,628    $674,598    $52,897    $75,999   $150,425   $537,972

  (1) If premiums are paid more frequently than annually, the initial payments would be $456.85 semi-annually, $231.52 quarterly or $78.55 monthly. The ultimate payments would be $2,411.37 semi-annually, $1,218.60 quarterly or $410.34 monthly. The death benefits and cash surrender values would be slightly different for a Contract with more frequent premium payments.

  (2) Assumes no Contract loan has been made.

  (3) For a hypothetical gross investment return of 0%, the second Scheduled Premium will be $4,726.61. For a gross return of 4%, the second Scheduled Premium will be $3,154.09. For a gross return of 8%, the second Scheduled Premium will be $894.06. For a gross return of 12%, the second Scheduled Premium will be $894.06. The premiums accumulated at 4% interest in column 2 are those payable if the gross investment return is 4%. For an explanation of why the scheduled premium may increase on the premium change date, see Premiums.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 4%, 8%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUDENTIAL OR THE SERIES FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                 VARIABLE APPRECIABLE LIFE INSURANCE CONTRACT
                       FORM B -- VARIABLE DEATH BENEFIT
                      MALE SELECT PREFERRED ISSUE AGE 35
                       $100,000 GUARANTEED DEATH BENEFIT
               $894.06 MINIMUM INITIAL SCHEDULED PREMIUM (1) (3)
                       USING CURRENT CONTRACTUAL CHARGES

                                       DEATH BENEFIT (2)                           CASH SURRENDER VALUE (2)
                             --------------------------------------------   -----------------------------------------
               PREMIUMS           ASSUMING HYPOTHETICAL GROSS (AND NET)      ASSUMING HYPOTHETICAL GROSS (AND NET)
              ACCUMULATED              ANNUAL INVESTMENT RETURN OF                ANNUAL INVESTMENT RETURN OF
                 AT 4%     ----------------------------------------------   ------------------------------------------
END OF         INTEREST     0% GROSS     4% GROSS    8% GROSS   12% GROSS   0% GROSS   4% GROSS   8% GROSS   12% GROSS
POLICY         PER YEAR      (-1.11%      (2.89%      (6.89%     (10.89%     (-1.11%    (2.89%     (6.89%     (10.89%
YEAR              (3)          NET)        NET)        NET)        NET)        NET)      NET)       NET)       NET)
----------    -----------  ----------  ----------  ----------  ----------  ---------  ---------  ---------  ---------

      1         $    930   $100,000    $100,019    $100,048    $100,076    $     0    $     0    $      0   $      0
      2         $  1,897   $100,000    $100,036    $100,119    $100,204    $   270    $   351    $    434   $    519
      3         $  2,903   $100,000    $100,049    $100,215    $100,390    $   790    $   946    $  1,112   $  1,287
      4         $  3,948   $100,000    $100,061    $100,340    $100,643    $ 1,311    $ 1,568    $  1,847   $  2,150
      5         $  5,036   $100,000    $100,072    $100,498    $100,972    $ 1,835    $ 2,216    $  2,642   $  3,116
      6         $  6,167   $100,000    $100,132    $100,741    $101,438    $ 2,576    $ 3,107    $  3,716   $  4,413
      7         $  7,344   $100,000    $100,191    $101,024    $102,004    $ 3,300    $ 4,007    $  4,840   $  5,820
      8         $  8,568   $100,000    $100,252    $101,353    $102,683    $ 4,007    $ 4,917    $  6,018   $  7,348
      9         $  9,840   $100,000    $100,314    $101,731    $103,489    $ 4,697    $ 5,837    $  7,254   $  9,012
     10         $ 11,164   $100,000    $100,379    $102,161    $104,437    $ 5,369    $ 6,767    $  8,549   $ 10,825
     15         $ 18,618   $100,000    $100,850    $105,378    $112,047    $ 7,589    $10,689    $ 15,217   $ 21,886
     20         $ 27,688   $100,000    $102,210    $111,516    $127,423    $ 9,739    $15,274    $ 24,580   $ 40,487
     25         $ 38,723   $100,000    $104,783    $121,840    $155,845    $11,256    $20,053    $ 37,110   $ 71,115
 30 (Age 65)    $ 52,149   $100,000    $108,983    $137,855    $205,555    $11,189    $23,983    $ 52,854   $120,555
     35         $ 83,472   $100,000    $110,700    $142,805    $300,279    $27,747    $41,001    $ 73,106   $200,478
     40         $121,582   $100,000    $114,132    $154,710    $444,523    $41,874    $58,959    $ 99,537   $327,573
     45         $167,949   $100,000    $119,728    $176,227    $660,109    $52,874    $77,255    $133,754   $526,417

  (1) If premiums are paid more frequently than annually, the initial payments would be $456.85 semi-annually, $231.52 quarterly or $78.55 monthly. The ultimate payments would be $2,411.37 semi-annually, $1,218.60 quarterly or $410.34 monthly. The death benefits and cash surrender values would be slightly different for a Contract with more frequent premium payments.

  (2) Assumes no Contract loan has been made.

  (3) For a hypothetical gross investment return of 0%, the second Scheduled Premium will be $4,726.61. For a gross return of 4%, the second Scheduled Premium will be $3,555. For a gross return of 8%, the second Scheduled Premium will be $894.06. For a gross return of 12%, the second Scheduled Premium will be $894.06. The premiums accumulated at 4% interest in column 2 are those payable if the gross investment return is 4%. For an explanation of why the scheduled premium may increase on the premium change date, see Premiums.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 4%, 8%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUDENTIAL OR THE SERIES FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                 VARIABLE APPRECIABLE LIFE INSURANCE CONTRACT
                         FORM A -- FIXED DEATH BENEFIT
                      MALE SELECT PREFERRED ISSUE AGE 35
                       $100,000 GUARANTEED DEATH BENEFIT
               $894.06 MINIMUM INITIAL SCHEDULED PREMIUM (1) (3)
                       USING MAXIMUM CONTRACTUAL CHARGES

                                       DEATH BENEFIT (2)                           CASH SURRENDER VALUE (2)
                             --------------------------------------------   -----------------------------------------
               PREMIUMS           ASSUMING HYPOTHETICAL GROSS (AND NET)      ASSUMING HYPOTHETICAL GROSS (AND NET)
              ACCUMULATED              ANNUAL INVESTMENT RETURN OF                ANNUAL INVESTMENT RETURN OF
                 AT 4%     ----------------------------------------------   ------------------------------------------
END OF         INTEREST     0% GROSS     4% GROSS    8% GROSS   12% GROSS   0% GROSS   4% GROSS   8% GROSS   12% GROSS
POLICY         PER YEAR      (-1.41%      (2.59%      (6.59%     (10.59%     (-1.41%    (2.59%     (6.59%     (10.59%
YEAR              (3)          NET)        NET)        NET)        NET)        NET)      NET)       NET)       NET)
----------    -----------  ----------  ----------  ----------  ----------  ---------  ---------  ---------  ---------

      1         $    930   $100,000    $100,000    $100,000    $100,000    $    0     $     0    $      0   $      0
      2         $  1,897   $100,000    $100,000    $100,000    $100,000    $  268     $   346    $    427   $    511
      3         $  2,903   $100,000    $100,000    $100,000    $100,000    $  752     $   903    $  1,064   $  1,234
      4         $  3,948   $100,000    $100,000    $100,000    $100,000    $1,217     $ 1,464    $  1,733   $  2,025
      5         $  5,036   $100,000    $100,000    $100,000    $100,000    $1,663     $ 2,027    $  2,435   $  2,891
      6         $  6,167   $100,000    $100,000    $100,000    $100,000    $2,293     $ 2,798    $  3,378   $  4,043
      7         $  7,344   $100,000    $100,000    $100,000    $100,000    $2,908     $ 3,574    $  4,362   $  5,291
      8         $  8,568   $100,000    $100,000    $100,000    $100,000    $3,499     $ 4,349    $  5,382   $  6,636
      9         $  9,840   $100,000    $100,000    $100,000    $100,000    $4,066     $ 5,122    $  6,441   $  8,087
     10         $ 11,164   $100,000    $100,000    $100,000    $100,000    $4,608     $ 5,889    $  7,538   $  9,655
     15         $ 18,618   $100,000    $100,000    $100,000    $100,000    $5,944     $ 8,660    $ 12,714   $ 18,767
     20         $ 27,688   $100,000    $100,000    $100,000    $100,000    $6,230     $10,837    $ 18,922   $ 33,120
     25         $ 38,723   $100,000    $100,000    $100,000    $107,633    $4,737     $11,564    $ 25,978   $ 56,152
 30 (Age 65)    $ 52,149   $100,000    $100,000    $100,000    $154,438    $  167     $ 9,306    $ 33,485   $ 91,841
     35         $ 90,072   $100,000    $100,000    $100,000    $216,431    $8,258     $21,690    $ 52,383   $144,498
     40         $136,211   $100,000    $100,000    $106,656    $301,525    $8,658     $30,563    $ 78,596   $222,197
     45         $192,347   $100,000    $100,000    $139,489    $417,688    $    0     $31,475    $111,239   $333,094

  (1) If premiums are paid more frequently than annually, the payments would be $456.85 semi-annually, $231.52 quarterly or $78.55 monthly. The death benefits and cash surrender values would be slightly different for a Contract with more frequent premium payments.

  (2) Assumes no Contract loan has been made.

  (3) For a hypothetical gross investment return of 0%, the premium after age 65 will be $4,726.61; for a gross return of 4% the premium after age 65 will be $4,726.61; for a gross return of 8% the premium after age 65 will be $2,913.62; for a gross return of 12% the premium after age 65 will be $894.06. The premiums accumulated at 4% interest in column 2 are those payable if the gross investment return is 4%. For an explanation of why the scheduled premium may increase on the premium change date, see Premiums.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 4%, 8%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUDENTIAL OR THE SERIES FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                 VARIABLE APPRECIABLE LIFE INSURANCE CONTRACT
                       FORM B -- VARIABLE DEATH BENEFIT
                      MALE SELECT PREFERRED ISSUE AGE 35
                       $100,000 GUARANTEED DEATH BENEFIT
               $894.06 MINIMUM INITIAL SCHEDULED PREMIUM (1) (3)
                       USING MAXIMUM CONTRACTUAL CHARGES

                                       DEATH BENEFIT (2)                           CASH SURRENDER VALUE (2)
                             --------------------------------------------   -----------------------------------------
               PREMIUMS           ASSUMING HYPOTHETICAL GROSS (AND NET)      ASSUMING HYPOTHETICAL GROSS (AND NET)
              ACCUMULATED              ANNUAL INVESTMENT RETURN OF                ANNUAL INVESTMENT RETURN OF
                 AT 4%     ----------------------------------------------   ------------------------------------------
END OF         INTEREST     0% GROSS     4% GROSS    8% GROSS   12% GROSS   0% GROSS   4% GROSS   8% GROSS   12% GROSS
POLICY         PER YEAR      (-1.41%      (2.59%      (6.59%     (10.59%     (-1.41%    (2.59%     (6.59%     (10.59%
YEAR              (3)          NET)        NET)        NET)        NET)        NET)      NET)       NET)       NET)
----------    -----------  ----------  ----------  ----------  ----------  ---------  ---------  ---------  ---------

      1        $    930     $100,000    $100,000    $100,020    $100,048    $    0    $     0     $     0   $      0
      2        $  1,897     $100,000    $100,000    $100,056    $100,139    $  213    $   291     $   372   $    455
      3        $  2,903     $100,000    $100,000    $100,110    $100,279    $  696    $   847     $ 1,007   $  1,176
      4        $  3,948     $100,000    $100,000    $100,183    $100,474    $1,176    $ 1,422     $ 1,690   $  1,981
      5        $  5,036     $100,000    $100,000    $100,277    $100,730    $1,652    $ 2,016     $ 2,421   $  2,874
      6        $  6,167     $100,000    $100,000    $100,394    $101,055    $2,290    $ 2,792     $ 3,369   $  4,030
      7        $  7,344     $100,000    $100,000    $100,534    $101,456    $2,905    $ 3,568     $ 4,350   $  5,272
      8        $  8,568     $100,000    $100,000    $100,701    $101,943    $3,496    $ 4,342     $ 5,366   $  6,608
      9        $  9,840     $100,000    $100,000    $100,897    $102,525    $4,063    $ 5,114     $ 6,420   $  8,048
     10        $ 11,164     $100,000    $100,000    $101,122    $103,212    $4,605    $ 5,881     $ 7,510   $  9,600
     15        $ 18,618     $100,000    $100,000    $102,781    $108,677    $5,941    $ 8,649     $12,620   $ 18,516
     20        $ 27,688     $100,000    $100,000    $105,557    $119,075    $6,227    $10,824     $18,621   $ 32,139
     25        $ 38,723     $100,000    $100,000    $109,792    $137,410    $4,734    $11,549     $25,062   $ 52,680
 30 (Age 65)   $ 52,149     $100,000    $100,000    $115,804    $168,243    $  164    $ 9,288     $30,804   $ 83,243
     35        $ 90,072     $100,000    $100,000    $120,690    $199,356    $8,255    $21,666     $50,991   $129,657
     40        $136,211     $100,000    $100,000    $129,815    $272,613    $8,655    $30,529     $74,642   $200,891
     45        $192,347     $100,000    $100,000    $144,715    $379,651    $    0    $31,419    $102,242   $302,761

  (1) If premiums are paid more frequently than annually, the payments would be $456.85 semi-annually, $231.52 quarterly or $78.55 monthly. The death benefits and cash surrender values would be slightly different for a Contract with more frequent premium payments.

  (2) Assumes no Contract loan has been made.

  (3) For a hypothetical gross investment return of 0%, the premium after age 65 will be $4,726.61; for a gross return of 4% the premium after age 65 will be $4,726.61; for a gross return of 8% the premium after age 65 will be $3,885.07; for a gross return of 12% the premium after age 65 will be $1,092.89. The premiums accumulated at 4% interest in column 2 are those payable if the gross investment return is 4%. For an explanation of why the scheduled premium may increase on the premium change date, see Premiums.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 4%, 8%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUDENTIAL OR THE SERIES FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

CONTRACT LOANS


A Contract owner may borrow from Prudential up to the "loan value" of the Contract, using the Contract as the only security for the loan. The loan value is equal to (1) 90% of an amount equal to the portion of the Contract Fund value attributable to the variable investment options and to any prior loan[s] supported by the variable investment options, minus the portion of any charges attributable to variable investment options that would be payable upon an immediate surrender; plus (2) 100% of an amount equal to the portion of the Contract Fund value attributable to the fixed-rate option and to any prior loan[s] supported by the fixed-rate option, minus the portion of any charges attributable to the fixed-rate option that would be payable upon an immediate surrender. The minimum amount that may be borrowed at any one time is $200 unless the proceeds are used to pay premiums on the Contract.


If you request a loan you may choose one of two interest rates. You may elect to have interest charges accrued daily at a fixed effective annual rate of 5.5%. Alternatively, you may elect a variable interest rate that changes from time to time. You may switch from the fixed to variable interest loan provision, or vice-versa, with Prudential's consent.


If you elect the variable loan interest rate provision, interest charged on any loan will accrue daily at an annual rate Prudential determines at the start of each Contract year (instead of at the fixed 5.5% rate). This interest rate will not exceed the greatest of (1) the "Published Monthly Average" for the calendar month ending two months before the calendar month of the Contract anniversary;
(2) 5%; or (3) the rate permitted by law in the state of issue of the Contract. The "Published Monthly Average" means Moody's Corporate Bond Yield Average -- Monthly Average Corporates, as published by Moody's Investors Service, Inc. or any successor to that service, or if that average is no longer published, a substantially similar average established by the insurance regulator where the Contract is issued. For example, the Published Monthly Average in 1997 ranged from 7.03% to 7.99%.


Interest payments on any loan are due at the end of each Contract year. If interest is not paid when due, it is added to the principal amount of the loan. The term "Contract debt" means the amount of all outstanding loans plus any interest accrued but not yet due. If at any time the Contract debt exceeds what the cash surrender value would be if there were no Contract debt, Prudential will notify you of its intent to terminate the Contract in 61 days, within which time you may repay all or enough of the loan to reduce it to below the cash surrender value and thus keep the Contract in force. If you fail to keep the Contract in force, the amount of unpaid Contract debt will be treated as a distribution which may be taxable. See LAPSE AND REINSTATEMENT, page 25, and TAX TREATMENT OF CONTRACT BENEFITS - PRE-DEATH DISTRIBUTIONS, page 27.


When a loan is made, an amount equal to the loan proceeds (the "loan amount") will be transferred out of the subaccounts and the Real Property Account (collectively, the "variable options"), and/or the fixed-rate option to Prudential's general account. The investment options will normally be reduced proportionally based on their balances at the time the loan is made. The loan amount is treated as part of the Contract Fund. While a fixed-rate (5.5%) loan is outstanding, the loan amount will be credited with the daily equivalent of an annual return of 4% rather than with the actual rate of return of the variable options or the fixed-rate option. While a loan made pursuant to the variable loan interest rate provision is outstanding, the loan amount will be credited with the daily equivalent of a rate that is 1% less than the loan interest rate for the Contract year. If a loan remains outstanding at a time Prudential fixes a new rate, the new interest rate will apply. When the loan is repaid, the repayment is made to the investment options. The loan repayment is first divided between the variable options as a group and the fixed-rate option in the same proportions used for the transfer at the time the loan was made. The portion of the loan repayment allocated to the variable options as a group is divided among those options proportionately based on their balances at the time of loan repayment. The portion of the loan repayment allocated to the fixed-rate option will be credited with the lesser of the current rate applicable to new premium payments and the current rate applicable to the portion of the fixed-rate option from which the loan was made.


Choosing the variable rate option may mean a higher outlay of cash when interest payments are made or when the loan is repaid, but it may also result in a greater increase in the Contract Fund value.


A loan will not affect the amount of the premiums due. Should the death benefit become payable while a loan is outstanding, or should the Contract be surrendered, any Contract debt will be deducted from the death benefit or the cash surrender value. Loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See TAX TREATMENT OF CONTRACT BENEFITS, page 27.


A loan will have an effect on a Contract's cash surrender value and may have an effect on the death benefit, even if the loan is fully repaid, because the investment results of the selected investment options will apply only to the amount remaining invested under those options. The longer the loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited on the loan balance while the loan is outstanding, values under the Contract will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, Contract values will be higher than they would have been had no loan been made. A loan that is repaid will not have any effect upon the guaranteed minimum death benefit.


Consider, for example, a Contract issued on a 35 year old male, as illustrated in the table on page T1, with an 8% gross investment return. Assume a $2,500 fixed-rate (5.5%) loan was made under this Contract at the end of Contract year eight and repaid at the end of Contract year ten and loan interest was paid when due. Upon repayment, the cash surrender value would be $8,372.58. This amount is lower than the cash surrender value shown on that page for the end of Contract year ten because the loan amount was credited with the 4% assumed rate of return rather than the 6.89% net return for the designated subaccount[s] resulting from the 8% gross return in the underlying Series Fund. Loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See TAX TREATMENT OF CONTRACT BENEFITS, page 27.


LAPSE AND REINSTATEMENT


As has already been explained, if Scheduled Premiums are paid on or before each due date, or within the grace period after each due date, and there are no withdrawals or outstanding loans, a Contract will remain in force even if the investment results of that Contract's variable investment option[s] have been so unfavorable that the Contract Fund has decreased to zero or less.


In addition, even if a Scheduled Premium is not paid, the Contract will remain in force as long as the Contract Fund on any Monthly Date is equal to or greater than the Tabular Contract Fund value on the following Monthly Date. (A Table of Tabular Contract Fund Values is included in the Contract; the values increase with each year the Contract remains in force.) This could occur because of such factors as favorable investment experience, deduction of current rather than maximum charges, or the previous payment of greater than Scheduled Premiums.


However, if a Scheduled Premium is not paid, and the Contract Fund is insufficient to keep the Contract in force, the Contract will go into default. Should this happen, Prudential will send the Contract owner a notice of default setting forth the payment necessary to keep the Contract in force on a premium paying basis. This payment must be received at the Home Office within the sixty-one day grace period after the notice of default is mailed or the Contract will lapse. A Contract that lapses with an outstanding Contract loan may have tax consequences. See TAX TREATMENT OF CONTRACT BENEFITS, page 27.


Neither transfers nor reallocations of premium payments may be made if a Contract is in default.


A Contract that has lapsed may be reinstated within five years after the date of default unless the Contract has been surrendered for its cash surrender value. To reinstate a lapsed Contract, Prudential requires renewed evidence of insurability, and submission of certain payments due under the Contract.


If your Contract does lapse, it will still provide some benefits. You can receive the cash surrender value by making a request of Prudential prior to the end of the sixty-one day grace period. You may also choose one of the three forms of insurance described below for which no further premiums are payable.


FIXED EXTENDED TERM INSURANCE. The amount of insurance that would have been paid on the date of default will continue for a stated period of time. You will be told in writing how long that will be. The insurance amount will not change. There will be a diminishing cash surrender value but no loan value. Extended term insurance is not available to insureds in high risk classifications or under Contracts issued in connection with tax-qualified pension plans.


FIXED REDUCED PAID-UP INSURANCE. This insurance continues for the lifetime of the insured but at an insurance amount that is lower than that provided by fixed extended term insurance. It will increase in amount only if dividends are paid and it will decrease only if a Contract loan is taken. You will be told, if you ask, what the amount of the insurance will be. Fixed paid-up insurance has a cash surrender value and a loan value both of which will gradually increase in value. It is possible for this Contract to be classified as a Modified Endowment Contract if this option is exercised. See TAX TREATMENT OF CONTRACT BENEFITS, page 27.


VARIABLE REDUCED PAID-UP INSURANCE. This is similar to fixed paid-up insurance and will initially be in the same amount. The Contract Fund will continue to vary to reflect the experience of the selected investment options. There will be a new guaranteed minimum death benefit. Loans will be available subject to the same rules that apply to premium-paying Contracts.

Variable paid-up insurance is not available to insureds in high risk rating classes or if the new guaranteed amount is less than $5,000. It is possible for this Contract to be classified as a Modified Endowment Contract if this option is exercised. See TAX TREATMENT OF CONTRACT BENEFITS, page 27.


WHAT HAPPENS IF NO REQUEST IS MADE? Except in the two situations described below, if no request is made the "automatic option" will be fixed extended term insurance. If that is not available to the insured, then fixed reduced paid-up insurance will be provided. However, if variable reduced paid-up insurance is available and the amount is at least as great as the amount of fixed extended term insurance, then the automatic option will be variable reduced paid-up insurance. This could occur when there is a Contract debt outstanding when the Contract lapses.


VOTING RIGHTS


As stated above, all of the assets held in the subaccounts of the Account will be invested in shares of the corresponding portfolios of the Series Fund. Prudential is the legal owner of those shares and as such has the right to vote on any matter voted on at Series Fund shareholders meetings. However, Prudential will vote the shares of the Series Fund at any regular and special shareholders meetings it is required to hold in accordance with voting instructions received from Contract owners. The Series Fund will not hold annual shareholders meetings when not required to do so under Maryland law or the Investment Company Act of 1940. Series Fund shares for which no timely instructions from Contract owners are received, and any shares indirectly owned by Prudential, will be voted in the same proportion as shares in the respective portfolios for which instructions are received.


Matters on which Contract owners may give voting instructions include the following: (1) election of the Board of Directors of the Series Fund; (2) ratification of the independent accountant of the Series Fund; (3) approval of the investment advisory agreement for a portfolio of the Series Fund corresponding to the Contract owner's selected subaccount[s]; (4) any change in the fundamental investment policy of a portfolio corresponding to the Contract owner's selected subaccount[s]; and (5) any other matter requiring a vote of the shareholders of the Series Fund. With respect to approval of the investment advisory agreement or any change in a portfolio's fundamental investment policy, Contract owners participating in such portfolios will vote separately on the matter.


The number of shares in a portfolio for which you may give instructions is determined by dividing the portion of your Contract Fund attributable to the portfolio, by the value of one share of the portfolio. The number of votes for which each Contract owner may give Prudential instructions will be determined as of the record date chosen by the Board of Directors of the Series Fund. Prudential will furnish Contract owners with proper forms and proxies to enable them to give these instructions. Prudential reserves the right to modify the manner in which the weight to be given voting instructions is calculated where such a change is necessary to comply with current federal regulations.


Prudential may, if required by state insurance regulations, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the Series Fund's portfolios, or to approve or disapprove an investment advisory contract for the Series Fund. In addition, Prudential itself may disregard voting instructions that would require changes in the investment policy or investment advisor of one or more of the Series Fund's portfolios, provided that Prudential reasonably disapproves such changes in accordance with applicable federal regulations. If Prudential does disregard voting instructions, it will advise Contract owners of that action and its reasons for such action in the next annual or semi-annual report to Contract owners.


Contract owners also share with the owners of all Prudential Contracts and policies the right to vote in elections for members of the Board of Directors of Prudential.


SUBSTITUTION OF SERIES FUND SHARES


Although Prudential believes it to be unlikely, it is possible that in the judgment of its management, one or more of the portfolios of the Series Fund may become unsuitable for investment by Contract owners because of investment policy changes, tax law changes, or the unavailability of shares for investment. In that event, Prudential may seek to substitute the shares of another portfolio or of an entirely different mutual fund. Before this can be done, the approval of the SEC, and possibly one or more state insurance departments, may be required. Contract owners will be notified of such substitution.


REPORTS TO CONTRACT OWNERS


Once each Contract year (except where the Contract is in force as fixed extended term insurance or fixed reduced paid-up insurance), you will be sent a statement that provides certain information pertinent to your own Contract. These statements show all transactions during the year that affected the value of your Contract Fund, including monthly changes attributable to investment experience. That statement will also show the current death benefit, cash surrender value, and loan values of your Contract. On request, you will be sent a current statement in a form similar to that of the annual statement described above, but Prudential may limit the number of such requests or impose a reasonable charge if such requests are made too frequently.


You will also receive, usually at the end of February, an annual report of the operations of the Series Fund. That report will list the investments held in each portfolio and include audited financial statements for the Series Fund. A semi-annual report with similar unaudited information will be sent to you, usually at the end of August.


TAX TREATMENT OF CONTRACT BENEFITS


Each prospective purchaser is urged to consult a qualified tax advisor. The following discussion is not intended as tax advice, and it is not a complete statement of what the effect of federal income taxes will be under all circumstances. Rather, it provides information about how Prudential believes the tax laws apply in the most commonly occurring circumstances. There is no guarantee, however, that the current federal income tax laws and regulations or interpretations will not change.


TREATMENT AS LIFE INSURANCE. The Contract will be treated as "life insurance" as long as it satisfies certain definitional tests set forth in Section 7702 of the Internal Revenue Code (the "Code") and as long as the underlying investments for the Contract satisfy diversification requirements set forth in Treasury Regulations issued pursuant to Section 817(h) of the Code.


For further detail on diversification requirements, see DIVIDENDS, DISTRIBUTIONS, AND TAXES in the attached prospectus for the Series Fund.


Prudential believes that it has taken adequate steps to cause the Contract to be treated as life insurance for tax purposes. This means that (1) except as noted below, the Contract owner should not be taxed on any part of the Contract Fund, including additions attributable to interest, dividends or appreciation until amounts are distributed under the Contract; and (2) the death benefit should be excludible from the gross income of the beneficiary under Section 101(a) of the Code.


However, Section 7702 of the Code, which defines life insurance for tax purposes, gives the Secretary of the Treasury authority to prescribe regulations to carry out the purposes of the Section. In this regard, proposed regulations governing mortality charges were issued in 1991 and proposed regulations relating to the definition of life insurance were issued in 1992. None of these proposed regulations has yet been finalized. Additional regulations under
Section 7702 may also be promulgated in the future. Moreover, in connection with the issuance of temporary regulations under Section 817(h), the Treasury Department announced that such regulations do not provide guidance concerning the extent to which Contract owners may direct their investments to particular divisions of a separate account. Such guidance will be included in regulations or rulings under Section 817(d) relating to the definition of a variable contract.


Prudential intends to comply with final regulations issued under Sections 7702 and 817. Therefore, it reserves the right to make such changes as it deems necessary to assure that the Contract continues to qualify as life insurance for tax purposes. Any such changes will apply uniformly to affected Contract owners and will be made only after advance written notice to affected Contract owners.


PRE-DEATH DISTRIBUTIONS. The taxation of pre-death distributions depends on whether the Contract is classified as a Modified Endowment Contract. The following discussion first deals with distributions under Contracts not so classified, and then with Modified Endowment Contracts.


1. A surrender or lapse of the Contract may have tax consequences. Upon surrender, the owner will not be taxed on the cash surrender value except for the amount, if any, that exceeds the gross premiums paid less the untaxed portion of any prior withdrawals. The amount of any unpaid Contract debt will, upon surrender or lapse, be added to the cash surrender value and treated, for this purpose, as if it had been received. The tax consequences of a surrender may differ if the proceeds are received under any income payment settlement option.


     A withdrawal generally is not taxable unless it exceeds total premiums paid to the date of withdrawal less the untaxed portion of any prior withdrawals. However, under certain limited circumstances, in the first 15 Contract years all or a portion of a withdrawal may be taxable if the Contract Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid to date.

     Extra premiums for optional benefits and riders generally do not count in computing the gross premiums paid, which in turn determines the extent to which a withdrawal might be taxed.


     Loans received under the Contract will ordinarily be treated as indebtedness of the owner and will not be considered to be distributions subject to tax.


2. Some of the above rules are changed if the Contract is classified as a Modified Endowment Contract under Section 7702A of the Code. It is possible for the Contract to be classified as a Modified Endowment Contract under at least two circumstances: premiums substantially in excess of scheduled premiums are paid or a decrease in the face amount of insurance is made (or a rider removed). Moreover, the addition of a rider or the increase in the face amount of insurance after the Contract Date may have an impact on the Contract's status as a Modified Endowment Contract. Contract owners contemplating any of these steps should first consult a qualified tax advisor and their Prudential representative.


     If the Contract is classified as a Modified Endowment Contract, then pre-death distributions, including loans and withdrawals, are includible in income to the extent that the Contract Fund prior to surrender charges exceeds the gross premiums paid for the Contract increased by the amount of any loans previously includible in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. These rules may also apply to pre-death distributions, including loans, made during the 2 year period prior to the Contract becoming a Modified Endowment Contract.


     In addition, pre-death distributions from such Contracts (including full surrenders) will be subject to a penalty of 10 per cent of the amount includible in income unless the amount is distributed on or after age 59 1/2, on account of the taxpayer's disability or as a life annuity. It is presently unclear how the penalty tax provisions apply to Contracts owned by nonnatural persons such as corporations.


     Under certain circumstances, Modified Endowment Contracts issued during any calendar year will be treated as a single contract for purposes of applying the above rules.


WITHHOLDING. The taxable portion of any amounts received under the Contract will be subject to withholding to meet federal income tax obligations if the Contract owner fails to elect that no taxes be withheld or in certain other circumstances. Contract owners who do not provide a social security number or other taxpayer identification number will not be permitted to elect out of withholding. All recipients of such amounts may be subject to penalties under the estimated tax payment rules if withholding and estimated tax payments are not sufficient.


OTHER TAX CONSIDERATIONS. Transfer of the Contract to a new owner or assignment of the Contract may have gift, estate and/or income tax consequences depending on the circumstances. In the case of a transfer of the Contract for a valuable consideration, the death benefit may be subject to federal income taxes under
Section 101(a)(2) of the Code. In addition, a transfer of the Contract to or the designation of a beneficiary who is either 37 1/2 years younger than the Contract owner or a grandchild of the Contract owner may have Generation Skipping Transfer tax consequences under Section 2601 of the Code.


In certain circumstances, deductions for interest paid or accrued on Contract debt or on other loans that are incurred or continued to purchase or carry the Contract may be denied under Section 163 of the Code as personal interest or under Section 264 of the Code. Contract owners should consult a tax advisor regarding the application of these provisions to their circumstances.


Business-owned life insurance is subject to additional rules. Section 264(a)(1) of the Code generally precludes business Contract owners from deducting premium payments. The Health Insurance Portability and Accountability Act of 1996 generally disallows tax deductions for interest on Contract debt on a business-owned insurance policy effective (with certain transitional rules) for interest paid or accrued after October 13, 1995. An exception permits the deduction of interest on policy loans on Contracts for up to 20 key persons. The interest deduction for Contract debt on such loans is limited to a prescribed interest rate and a maximum aggregate loan amount of $50,000 per key insured person. The Code also imposes an indirect tax upon additions to the Contract Fund or the receipt of death benefits under business-owned life insurance policies under certain circumstances by way of the corporate alternative minimum tax.


The individual situation of each Contract owner or beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if the owner or insured dies.

TAX-QUALIFIED PENSION PLANS


The Contracts may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of Section 401 of the Internal Revenue Code. Such Contracts may be issued with a minimum face amount of $10,000, and increases and decreases in face amount may be effected in minimum increments of $10,000. The monthly charge for anticipated mortality costs and the scheduled premiums under such Contracts will be the same for male and female insureds of a particular age and underwriting classification. Illustrations reflecting such premiums and charges will be given to purchasers of Contracts issued in connection with qualified plans. Only certain of the riders normally available with the Contracts are available to Contracts issued in connection with qualified plans. Moreover, fixed reduced paid-up insurance and payment of the cash surrender value are the only options on lapse available to Contracts issued in connection with qualified plans. See LAPSE AND REINSTATEMENT, page 25. Finally, Contracts issued in connection with qualified plans may not invest in the Real Property Account.


Prior to purchase of a Contract in connection with a qualified plan, the applicable tax rules relating to such plans and life insurance thereunder should be examined in consultation with a qualified tax advisor.


RIDERS


Contract owners may be able to obtain additional fixed benefits which may increase the Scheduled Premium. If they do cause an increase in the Scheduled Premium, they will be charged for by making monthly deductions from the Contract Fund. These optional insurance benefits will be described in what is known as a "rider" to the Contract. One rider pays an additional amount if the insured dies in an accident. Another waives certain premiums if the insured is disabled within the meaning of the provision (or, in the case of a Contract issued on an insured under the age of 15, if the applicant dies or becomes disabled within the meaning of the provision). Others pay an additional amount if the insured dies within a stated number of years after issue; similar benefits may be available if the insured's spouse or child should die. The amounts of these benefits are fully guaranteed at issue; they do not depend on the performance of the Account, although they will no longer be available if the Contract should lapse. Certain restrictions may apply; they are clearly described in the applicable rider.


Under other riders, which provide a fixed amount of term insurance in exchange for increasing total scheduled annual premiums, the amount payable upon death of the insured may be substantially increased for a given total initial annual premium. The rider may be appropriate for Contract owners who reasonably expect their incomes to increase regularly so that they will be able to afford the increasing scheduled annual premiums or who may be willing to rely upon their future Contract Fund values to prevent the Contract from lapsing in later years.


Any Prudential representative authorized to sell the Contract can explain these extra benefits further. Samples of the provisions are available from Prudential upon written request.


PARTICIPATION IN DIVISIBLE SURPLUS


The Contract is eligible to be credited part of Prudential's divisible surplus attributable to the Contracts, as determined by Prudential's Board of Directors. That determination is made, with respect to the insurance contracts issued by Prudential, every year. However, Prudential does not expect to credit any dividends upon these Contracts because favorable investment performance will be reflected in Contract values and because Prudential intends, if experience indicates that current charges will be greater than needed to cover expenses, to reduce those charges further so that there will be no source of distributable surplus attributable to these Contracts.


OTHER STANDARD CONTRACT PROVISIONS


BENEFICIARY. The beneficiary is designated and named in the application by the Contract owner. Thereafter, the owner may change the beneficiary, provided it is in accordance with the terms of the Contract. Should the insured die with no surviving beneficiary, the insured's estate will become the beneficiary.


INCONTESTABILITY. After the Contract has been in force during the insured's lifetime for 2 years from the Contract Date or, with respect to any change in the Contract that requires Prudential's approval and could increase its liability, after the change has been in effect during the insured's lifetime for 2 years from the effective date of the change, Prudential will not contest its liability under the Contract in accordance with its terms.


MISSTATEMENT OF AGE OR SEX. If the insured's stated age or sex (except where unisex rates apply) or both are incorrect in the Contract, Prudential will adjust the death benefits payable, as required by law, to reflect the correct age and sex. Any death benefit will be based on what the most recent charge for mortality would have provided at the correct age and sex.

SUICIDE EXCLUSION. Generally, if the insured, whether sane or insane, dies by suicide within 2 years from the Contract Date, Prudential will pay no more under the Contract than the sum of the premiums paid.


If the insured, whether sane or insane, dies by suicide within 2 years from the effective date of an increase in the face amount of insurance, Prudential will pay, with respect to the amount of the increase, no more than the sum of the scheduled premiums attributable to the increase.


ASSIGNMENT. This Contract may not be assigned if such assignment would violate any federal, state, or local law or regulation. Generally, the Contract may not be assigned to an employee benefit plan or program without Prudential's consent. Prudential assumes no responsibility for the validity or sufficiency of any assignment, and it will not be obligated to comply with any assignment unless it has received a copy at one of its Home Offices.


SETTLEMENT OPTIONS. The Contract grants to most owners, or to the beneficiary, a variety of optional ways of receiving Contract proceeds, other than in a lump sum. Any Prudential representative authorized to sell this Contract can explain these options upon request.


PAYING PREMIUMS BY PAYROLL DEDUCTION


In addition to the annual, semi-annual, quarterly and monthly premium payment modes, a payroll budget method of paying premiums may also be available under certain Contracts. The employer generally deducts the necessary amounts from employee paychecks and sends premium payments to Prudential monthly. Some Contracts sold using the payroll budget method may be eligible for a guaranteed issue program under which the initial minimum death benefit is $25,000 and the Contracts are based on unisex mortality tables. Any Prudential representative authorized to sell this Contract can provide further details concerning the payroll budget method of paying premiums.


UNISEX PREMIUMS AND BENEFITS


The Contract generally employs mortality tables that distinguish between males and females. Thus, premiums and benefits under Contracts issued on males and females of the same age will generally differ. However, in those states that have adopted regulations prohibiting sex-distinct insurance rates, premiums and cost of insurance charges will be based on a blended unisex rate whether the insured is male or female. In addition, employers and employee organizations considering purchase of a Contract should consult their legal advisors to determine whether purchase of a Contract based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. Prudential may offer the Contract with unisex mortality rates to employers and employee organizations.


SALES TO PERSONS 14 YEARS OF AGE OR YOUNGER


Both Form A and Form B Contracts covering insureds of 14 years of age or less contain a special provision providing that the face amount of insurance will automatically be increased on the Contract anniversary after the insured's 21st birthday to 150% of the initial face amount, so long as the Contract is not then in default. The death benefit will also usually increase, at the same time, by the same dollar amount. In certain circumstances, however, it may increase by a smaller amount. See HOW A CONTRACT'S DEATH BENEFIT WILL VARY, page 17. This increase in death benefit will also generally increase the net amount at risk under the Contract, thus increasing the mortality charge deducted each month from amounts invested under the Contract. See item (b) under MONTHLY DEDUCTIONS FROM CONTRACT FUND, page 13. The automatic increase in the face amount of insurance may affect future premium payments if the Contract owner wants to avoid the Contract being classified as a Modified Endowment Contract. A Contract owner should consult his or her Prudential representative before making unscheduled premium payments.


EXCHANGE OF FIXED-DOLLAR CONTRACT TO VARIABLE CONTRACT


Prudential may, on a non-discriminatory basis, permit the owner of an APPRECIABLE LIFE insurance policy issued by Prudential (an APPRECIABLE LIFE policy is a general account, universal life type policy with guaranteed minimum values) to exchange his or her policy for a comparable Variable APPRECIABLE LIFE Contract with the same Contract Date, scheduled premiums, and Contract Fund. No charge will be made for the exchange. There is no new "free look" right when an APPRECIABLE LIFE insurance policy owner elects to exchange his or her policy for a comparable Variable APPRECIABLE LIFE Contract.


Although Prudential does not give tax advice, Prudential does believe, based on its understanding of federal income tax laws as currently interpreted, that the original date exchange of an APPRECIABLE LIFE Contract should be considered to be a tax-free exchange under the Internal Revenue Code of 1986 as amended. It should be noted, however, that the exchange of an APPRECIABLE LIFE Contract for a Variable APPRECIABLE LIFE Contract may impact the status of the Contract as Modified Endowment Contract. See TAX TREATMENT OF CONTRACT BENEFITS, page 27. A contract owner should consult with his or her tax advisor and Prudential representative before making an exchange.


SALE OF THE CONTRACT AND SALES COMMISSIONS


Pruco Securities Corporation ("Prusec"), an indirect wholly-owned subsidiary of Prudential, acts as the principal underwriter of the Contract. Prusec, organized in 1971 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Prusec's principal business address is 751 Broad Street, Newark, New Jersey 07102-3777. The Contract is sold by registered representatives of Prusec who are also authorized by state insurance departments to do so. The Contract may also be sold through other broker-dealers authorized by Prusec and applicable law to do so. Registered representatives of such other broker-dealers may be paid on a different basis than described below. Where the insured is less than 60 years of age, the representative will generally receive a commission of no more than 50% of the Scheduled Premiums for the first year, no more than 6% of the Scheduled Premiums for the second through tenth years, and no more than 2% of the Scheduled Premiums thereafter. For insureds over 59 years of age, the commission will be lower. The representative may be required to return all or part of the first year commission if the Contract is not continued through the second year. Representatives with less than three years of service may be paid on a different basis. Representatives who meet certain productivity, profitability, and persistency standards with regard to the sale of the Contract will be eligible for additional compensation.


STATE REGULATION


Prudential is subject to regulation and supervision by the Department of Insurance of the State of New Jersey, which periodically examines its operations and financial condition. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business.


Prudential is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business to determine solvency and compliance with local insurance laws and regulations.


In addition to the annual statements referred to above, Prudential is required to file with New Jersey and other jurisdictions a separate statement with respect to the operations of all its variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.


EXPERTS


The financial statements included in this prospectus for the years ended December 31, 1997 and December 31, 1996 have been audited by Price Waterhouse LLP, independent accountants, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. Price Waterhouse LLP's principal business address is 1177 Avenue of the Americas, New York, New York, 10036.


The financial statements included in this prospectus for the year ended December 31, 1995 have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. Deloitte & Touche LLP's principal business address is Two Hilton Court, Parsippany, New Jersey 07054-0319.


On March 12, 1996, Deloitte & Touche LLP was replaced as the independent accountants of Prudential. There have been no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statements disclosure or auditing scope or procedure which, if not resolved to the satisfaction of the accountant, would have caused them to make a reference to the matter in their reports.


Actuarial matters included in this prospectus have been examined by Pamela A. Schiz, FSA, MAAA, Actuarial Director of Prudential, whose opinion is filed as an exhibit to the registration statement.


LITIGATION


On October 28, 1996, Prudential entered into a Stipulation of Settlement in a multidistrict proceeding involving allegations of various claims relating to Prudential's life insurance sales practices. (In re Prudential Insurance
                                               --------------------------
Company of America Sales Practices Litigation, D.N.J., MDL No. 1061, Master
---------------------------------------------
Docket No. 95-4704 (AMW)).  On

March 7, 1997, the United States District Court for the District of New Jersey approved the Stipulation of Settlement as fair, reasonable and adequate, and later issued a Final Order and Judgement in the consolidated class actions before the court, 962 F. Supp. 450 (March 17, 1997, as amended April 14, 1997). The Court's Final Order and Judgement approving the class Settlement has been appealed to the United States Court of Appeals for the Third Circuit, which held a hearing on January 26, 1998. The Court has not yet issued a ruling on the appeal.


Pursuant to the Settlement, Prudential agreed to provide and has begun to implement an Alternative Dispute Resolution ("ADR") process for class members who believe they were misled concerning the sale or performance of their life insurance policies. Management now has information which allows for computation of a reasonable estimate of losses associated with ADR claims. Based on this information, management estimated the cost of remedying policyholder claims in the ADR process before taxes to be approximately $2.05 billion. While management believes these to be reasonable estimates based on information currently available, the ultimate amount of the total cost of remedied policyholder claims is dependent on complex and varying factors, including actual claims by eligible policyholders, the relief options chosen and the dollar value of those options. There are also additional elements of the ADR process which cannot be fully evaluated at this time (e.g., claims which may be successfully appealed) which could increase this estimate.


In addition, a number of actions have been filed against Prudential by policyholders who have excluded themselves from the Settlement; Prudential anticipates that additional suits may be filed by other policyholders.


Also, on July 9, 1996, a Multi-State Life Insurance Task Force comprised of insurance regulators from 29 states and the District of Columbia, released a report on Prudential's activities. As of February 24, 1997, Prudential had entered into consent orders or agreements with all 50 states and the District of Columbia to implement a remediation plan, whose terms closely parallel the Settlement approved in the MDL proceeding, and agreed to a series of payments allocated to all 50 states and the District of Columbia amounting to a total of approximately $65 million. These agreements are now being implemented through Prudential's implementation of the class Settlement.


Litigation is subject to many uncertainties, and given the complexity and scope of these suits, their outcome cannot be predicted. It is also not possible to predict the likely results of any regulatory inquiries or their effect on litigation which might be initiated in response to widespread media coverage of these matters.


Accordingly, management is unable to make a meaningful estimate of the amount or range of loss that could result from an unfavorable outcome of all pending litigation and regulatory inquiries. It is possible that the results of operations or the cash flow of Prudential, in particular quarterly or annual periods, could be materially affected by an ultimate unfavorable outcome of certain pending litigation and regulatory matters. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters referred to above should not have a material adverse effect on Prudential's financial position, after consideration of applicable reserves.


YEAR 2000 COMPLIANCE


The services provided to the Contract owners by Prudential and Prusec depend on the smooth functioning of their respective computer systems. The year 2000, however, holds the potential for a significant disruption in the operation of these systems. Many computer programs cannot distinguish the year 2000 from the year 1900 because of the way in which dates are encoded. Left uncorrected, the year "00" could cause systems to perform date comparisons and calculations incorrectly that in turn could compromise the integrity of business records and lead to serious interruption of business processes.


Prudential, Prusec's ultimate corporate parent, identified this issue as a critical priority in 1995 and has established quality assurance procedures including a certification process to monitor and evaluate enterprise-wide conversion and upgrading of systems for "Year 2000" compliance. Prudential has also initiated an analysis of potential exposure that could result from the failure of major service providers such as suppliers, custodians and brokers, to achieve Year 2000 compliance. Prudential expects to complete its adaptation, testing and certification of software for Year 2000 compliance by December 31, 1998. During 1999, Prudential plans to conduct additional internal testing, to participate in securities industry-wide test efforts and to complete major service provider analysis and contingency planning.


The expenses of Prudential's Year 2000 compliance are allocated across its various businesses, including those businesses not engaged in providing services to Contract owners. Accordingly, while the expense is substantial in the aggregate, it is not expected to have a material impact on Prudential's abilities to meet its contractual commitments to Contract owners.

Prudential believes that it is well positioned to achieve the necessary modifications and mitigate Year 2000 risks. However, if such efforts are not completed on a timely basis, the Year 2000 issue could have a material adverse impact on Prudential's operations, those of its subsidiary and affiliate companies and/or the Account. Moreover, there can be no assurance that the measures taken by Prudential's external service providers will be sufficient to avoid any material adverse impact on Prudential's operations or those of its subsidiary and affiliate companies.


ADDITIONAL INFORMATION


A registration statement has been filed with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus. This prospectus does not include all of the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may, however, be obtained from the SEC's principal office in Washington, D.C., upon payment of a prescribed fee.


Further information may also be obtained from Prudential. Its address and telephone number are on the inside front cover of this prospectus.


FINANCIAL STATEMENTS


The financial statements of the Account should be distinguished from the consolidated financial statements of Prudential and subsidiaries, which should be considered only as bearing upon the ability of Prudential to meet its obligations under the Contracts.

                      DIRECTORS AND OFFICERS OF PRUDENTIAL


                            DIRECTORS OF PRUDENTIAL



FRANKLIN E. AGNEW - Director since 1994 (current term expires April, 2000). Member, Committee on Dividends; Member, Finance Committee; Member Corporate Governance Committee. Business consultant since 1987. Senior Vice President, H.J. Heinz from 1971 to 1986. Mr. Agnew is also a director of Bausch & Lomb, Inc. John Wiley & Sons, Inc. and Erie Plastics Corporation. Age 63. Address: 600 Grant Street, Suite 660, Pittsburgh, PA 15219.


FREDERICK K. BECKER - Director since 1994 (current term expires April, 1999). Member, Auditing Committee, Member, Committee on Business Ethics; Member, Corporate Governance Committee. President, Wilentz Goldman and Spitzer, P.A. (law firm) since 1989, with firm since 1960. Age 62. Address: 90 Woodbridge Center Drive, Woodbridge, NJ 07095.


JAMES G. CULLEN - Director since 1994 (current term expires April, 2001). Member, Compensation Committee; Member, Committee on Business Ethics. President & Chief Executive Officer, Telecom Group, Bell Atlantic Corporation, since 1997. Vice Chairman, Bell Atlantic Corporation from 1995 to 1997. President, Bell Atlantic Corporation from 1993 to 1995. Mr. Cullen is also a director of Bell Atlantic Corporation and Johnson & Johnson. Age 55. Address: 1310 North Court House Road, 11th Floor, Alexandria, VA 22201.


CAROLYNE K. DAVIS - Director since 1989 (current term expires April, 2001). Member, Finance Committee; Member Committee on Business Ethics; Member, Compensation Committee. Independent Health Care Advisor. National and International Health Care Advisor, Ernst & Young, LLP from 1985 to 1997. Dr. Davis is also a director of Beckman Instruments, Inc., Merck & Co., Inc., Science Applications International Corporation, Minimed Incorporated, and Beverley Enterprises. Age 65. Address: 751 Broad Street, 23rd Floor, Newark, NJ 07102.


ROGER A. ENRICO - Director since 1994 (current term expires April, 2002). Member, Committees on Nominations & Corporate Governance; Member, Compensation Committee. Chairman and Chief Executive Officer, PepsiCo, Inc. since 1996. Originally with PepsiCo, Inc. since 1971. Mr. Enrico is also a director of A.M. Belo Corporation and Dayton Hudson Corporation. Age 53. Address: 700 Anderson Hill Road, Purchase, NY 10577.


ALLAN D. GILMOUR - Director since 1995 (current term expires April, 1999). Member, Finance Committee; Member, Committee on Dividends. Retired since 1995. Vice Chairman, Ford Motor Company, from 1993 to 1995. Mr. Gilmour originally joined Ford in 1960. Mr. Gilmour is also a director of Whirlpool Corporation, USWest, Inc., The Dow Chemical Company and DTE Energy Company. Age 63. Address:
751 Broad Street, 23rd Floor, Newark, NJ 07102.


WILLIAM H. GRAY, III - Director since 1991 (current term expires April, 2000). Member, Executive Committee; Member, Finance Committee; Chairman, Committees on Nominations & Corporate Governance. President and Chief Executive Officer, The College Fund/UNCF since 1991. Mr. Gray served in Congress from 1979 to 1991. Mr. Gray is also a director of Chase Manhattan Corporation, The Chase Manhattan Bank, Lotus Development Corporation, Municipal Bond Investors Assurance Corporation, Rockwell International Corporation, Union-Pacific Corporation, Warner-Lambert Company, Westinghouse Electric Corporation, and Electronic Data Systems. Age 56. Address: 8260 Willow Oaks Corp. Drive, Fairfax, VA 22031-4511.


JON F. HANSON - Director since 1991 (current term expires April, 2003). Member, Finance Committee; Member, Committee on Dividends. Chairman, Hampshire Management Company since 1976. Mr. Hanson is also a director of United Water Resources, Orange & Rockland Utilities, Inc., and Consolidated Delivery and Logistics. Age 61. Address: 235 Moore Street, Suite 200, Hackensack, NJ 07601.


GLEN H. HINER, JR. - Director since 1997. (current term expires April, 2001). Member, Compensation Committee. Chairman and Chief Executive Officer, Owens Corning since 1991. Senior Vice President and Group Executive, Plastics Group, General Electric Company from 1983 to 1991. Mr Hiner is also a director of Dana Corporation. Age 64. Address: One Owens Corning Parkway, Toledo, OH 43659.


CONSTANCE J. HORNER - Director since 1994 (current term expires April, 2002). Member, Auditing Committee; Member, Committees on Nominations & Corporate Governance. Guest Scholar, The Brookings Institution since 1993. Ms. Horner is also a director of Foster Wheeler Corporation, Ingersoll-Rand Corporation, and Pfizer, Inc. Age 55. Address: 1775 Massachusetts Ave., N.W. Washington, D.C. 20036-2188.


GAYNOR N. KELLEY - Director since 1997 (current term expires April, 2001). Member, Auditing Committee. Retired since 1996. Former Chairman and Chief Executive Officer, The Perkins Elmer Corporation from 1990 to 1996. Mr.

Kelley is also a director of Hercules Incorporated, Arrow Electronics, Inc., and Alliant Techsystems. Age 66. Address: 751 Broad Street, 23rd Floor, Newark, NJ 07102-3777.

BURTON G. MALKIEL - Director since 1978 (current term expires April, 2002). Chairman, Finance Committee; Member, Executive Committee; Member, Committee on Dividends. Professor of Economics, Princeton University, since 1988. Dr. Malkiel is also a director of Banco Bilbao Vizcaya, Baker Fentress & Company, The Jeffrey Company. The Southern New England Telecommunications Company, and Vanguard Group, Inc. Age 65. Address: Princeton University, 110 Fisher Hall, Prospect Avenue, Princeton, NJ 08544-1021.


ARTHUR F. RYAN - Chairman of the Board, President and Chief Executive Officer of Prudential since 1994. President and Chief Operating Officer, Chase Manhattan Corp. from 1990 to 1994, with Chase since 1972. Age 55. Address: 751 Broad Street, Newark, NJ 07102.


IDA F.S. SCHMERTZ - Director since 1997 (current term expires April, 2004). Member, Finance Committee. Principal, Investment Strategies International since 1994. Age 63. Address: 751 Broad Street, 23rd Floor, Newark, NJ 07102.


CHARLES R. SITTER - Director since 1995 (current term expires April, 1999). Member, Finance Committee; Member, Committee on Dividends. Retired since 1996. President, Exxon Corporation from 1993 to 1996. Mr. Sitter began his career with Exxon in 1957. Age 67. Address: 5959 Las Colinas Boulevard, Irving, TX 75039-2298.


DONALD L. STAHELI - Director since 1995 (current term expires April, 1999). Member, Compensation Committee; Member, Auditing Committee. Retired since 1997. Chairman and Chief Executive Officer, Continental Grain Company from 1994 to 1997. President and Chief Executive Officer, Continental Grain Company from 1988 to 1994. Mr. Staheli is also director of Bankers Trust Company and Bankers Trust New York Corporation. Age 66. Address: 39 Locust Street, Suite 204, New Canaan, CT 06840.


RICHARD M. THOMSON - Director since 1976 (current term expires April, 2000). Chairman, Executive Committee; Chairman, Compensation Committee; Member, Committee on Nominations & Corporate Governance. Chairman of the Board, The Toronto-Dominion Bank since 1997. Chairman and Chief Executive Officer from 1978 to 1997. Mr. Thomson is also a director of CGC, Inc., INCO, Limited, S.C. Johnson & Son, Inc., The Thomson Corporation, and Canadian Occidental Petroleum, Ltd. Age 64. Address: P.O. Box 1, Toronto-Dominion Centre, Toronto, Ontario, M5K 1A2, Canada.


JAMES A. UNRUH - Director since 1996 (current term expires April, 2000). Member, Compensation Committee. Retired since 1997. Chairman and Chief Executive Officer, Unisys Corporation, from 1990 to 1997. Mr. Unruh is also a director of Ameritech Corporation. Age 55. Address: Two Bala Plaza, Suite 300, Bala Cynwyd, PA 19004.


P. ROY VAGELOS, M.D. - Director since 1989 (current term expires April, 2001). Chairman, Auditing Committee; Member, Executive Committee; Member, Committees on Nominations & Corporate Governance. Chairman, Regeneron Pharmaceuticals since 1995. Chairman and Chief Executive Officer, Merck & Co., Inc. from 1986 to 1994. Dr. Vagelos is also a director of The Estee Lauder Companies, Inc. and PepsiCo., Inc. Age 68. Address: One Crossroads Drive, Building A, 3rd Floor, Bedminster, NJ 07921.


STANLEY C. VAN NESS - Director since 1990 (current term expires April, 2002). Chairman, Committee on Business Ethics; Member, Executive Committee; Member, Auditing Committee. Counselor at Law, Picco Herbert Kennedy (law firm) from 1990. Mr. Van Ness is also a director of Jersey Central Power & Light Company. Age 63. Address: 22 Chambers Street, Princeton, NJ 08542.


PAUL A. VOLCKER - Director since 1988 (current term expires April, 2000). Chairman, Committee on Dividends; Member, Executive Committee; Member, Committee on Nominations & Corporate Governance. Consultant since 1996. Chairman, James D. Wolfensohn, Inc. from 1988 to 1996. Chief Executive Officer, James D. Wolfensohn, Inc. from 1995 to 1996. Mr. Volcker is also a public member of the Board of Governors of the American Stock Exchange, a member of the Board of Overseers of TIAA-CREF, and a director of Nestle, S.A., UAL Corporation, and Bankers Trust New York Corporation. Age 70, Address: 610 Fifth Avenue, Suite 420, New York, NY 10020.


JOSEPH H. WILLIAMS - Director since 1994 (current term expires April, 2002). Member, Committee on Dividends; Member, Auditing Committee. Director, The Williams Companies since 1971. Chairman & Chief Executive Officer, The Williams Companies from 1979 to 1993. Mr. Williams is also a director of Flint Industries, The Orvis Company, and MTC Investors, LLC. Age 64. Address: One Williams Center, Tulsa, OK 74172.

                        PRINCIPAL OFFICERS OF PRUDENTIAL

ARTHUR F. RYAN - Chairman, President and Chief Executive Officer since 1994; prior to 1994, President and Chief Operating Officer, Chase Manhattan Corporation, New York, NY. Age 55.


E. MICHAEL CAULFIELD - Chief Executive Officer, Prudential Investments since 1996; Chief Executive Officer, Money Management Group from 1995 to 1996; prior to 1995, President, Prudential Preferred Financial Services. Age 51.


MICHELE S. DARLING - Executive Vice President Human Resources since 1997; prior to 1997, Executive Vice President, Canadian Imperial Bank of Commerce, Toronto, Canada. Age 44.


ROBERT C. GOLDEN - Executive Vice President Corporate Operations and Systems since 1997; prior to 1997, Executive Vice President, Prudential Securities, New York, NY. Age 51.


MARK B. GRIER - Executive Vice President, Financial Management since 1997; Chief Financial Officer from 1995 to 1997; prior to 1995, Executive Vice President, Chase Manhattan Corporation, New York, NY. Age 44.


RODGER A. LAWSON - Executive Vice President, Marketing and Planning since 1996; President and CEO, Van Eck Global, New York, NY, from 1994 to 1996; prior to 1994, President and CEO, Global Private Banking, Bankers Trust Company, New York, NY. Age 50.


JOHN V. SCICUTELLA - Chief Executive Officer, Individual Insurance Group since 1997; Executive Vice President Operations and Systems from 1995 to 1997; prior to 1995, Executive Vice President, Chase Manhattan Corporation. Age 48.


JOHN R. STRANGFELD - Executive Vice President, Private Asset Management Group
(PAMG) since 1998; President, PAMG, from 1996 to 1998; prior to 1996, Senior Managing Director. Age 44.


R. BROCK ARMSTRONG - Senior Vice President, Individual Insurance Development since 1997; prior to 1997, Executive Vice President, London Life Insurance Company, London, Canada. Age 50.


JAMES J. AVERY, JR. - Senior Vice President & Chief Actuary since 1997; President Prudential Select from 1995 to 1997; prior to 1995, Chief Financial Officer, Prudential Select. Age 46.


MARTIN A. BERKOWITZ - Senior Vice President and Comptroller since 1995; prior to 1995, Senior Vice President and CFO, Prudential Investment Corporation. Age 48.


WILLIAM M. BETHKE - Chief Investment Officer since 1997; prior to 1997, Senior Vice President. Age 50.


RICHARD J. CARBONE - Senior Vice President and Chief Financial Officer since 1997. Controller, Salomon Brothers, New York, NY, from 1995 to 1997; prior to 1995, Controller, Bankers Trust, New York, NY. Age 50.


LEO J. CORBETT - Senior Vice President, Individual Insurance Marketing since 1997; prior to 1997, Managing Director, Lehman Brothers, New York, NY. Age 49.


MARK R. FETTING - President, Prudential Retirement Services since 1996; prior to 1996, President, Prudential Defined Contribution Services. Age 43.


WILLIAM D. FRIEL - Senior Vice President and Chief Information Officer since 1993. Age 59.


JONATHAN M. GREENE - President, Investment Management since 1996; prior to 1996, Vice President, T. Rowe Price, Baltimore, MD. Age 54.


JEAN D. HAMILTON - President, Diversified Group since 1995; prior to 1995, President, Prudential Capital Group. Age 51.


RONALD P. JOELSON - Senior Vice President, Guaranteed Products since 1997; President, Prudential Investments Guaranteed Products from 1996 to 1998; prior to 1996, Managing Director, Enterprise Planning Unit. Age 40.


IRA J. KLEINMAN - Executive Vice President, International Insurance Group, since 1997; prior to 1997, Senior Vice President. Age 51.


NEIL A. MCGUINNESS - Senior Vice President, Marketing, Prudential Investments, since 1996; prior to 1996, Managing Director, Putnam Investments, Boston, MA. Age 51.


PRISCILLA A. MYERS - Senior Vice President, Audit, Compliance and Investigation since 1995. Vice President and Auditor from 1989 to 1995. Age 48.

RICHARD O. PAINTER - President, Prudential Insurance & Financial Services since 1995; prior to 1995, Senior Vice President, New York Life, New York, NY. Age 50.


I. EDWARD PRICE - Senior Vice President and Actuary since 1995; prior to 1995, Chief Executive Officer, Prudential International Insurance. Age 55.


KIYOFUMI SAKAGUCHI - President, International Insurance Group since 1995; prior to 1995, Chairman and CEO, The Prudential Life Insurance Co., Ltd., Japan. Age 55.


BRIAN M. STORMS - President, Mutual Funds and Annuities, Prudential Investments since 1996; prior to 1996, Managing Director, Fidelity Investments, Boston. Age 43.


ROBERT J. SULLIVAN - Senior Vice President, Sales, Prudential Investments since 1997; prior to 1997, Managing Director, Fidelity Investments, Boston. Age 59.


SUSAN J. BLOUNT - Vice President and Secretary since 1995; prior to 1995, Assistant General Counsel. Age 40.


C. EDWARD CHAPLIN - Vice President and Treasurer since 1995; prior to 1995, Managing Director and Assistant Treasurer. Age 41.


Prudential officers are elected annually.

                     FINANCIAL STATEMENTS OF THE PRUDENTIAL
                          VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31,1997

                                                                                        SUBACCOUNTS
                                                      ---------------------------------------------------------------------------
                                                         MONEY        DIVERSIFIED                     FLEXIBLE       CONSERVATIVE
                                                         MARKET          BOND           EQUITY         MANAGED         BALANCED
                                                      -----------   --------------    ----------    ------------    -------------
ASSETS

  Investment in shares of The Prudential Series
   Fund, Inc. Portfolios at net asset value
   Note 3]........................................    $ 95,104,276   $ 128,910,758   $1,371,724,697 $1,347,792,874  $1,027,307,312
  Receivable from The Prudential Insurance Company
   of America [Note 2]............................               0         210,649        1,983,972      1,392,602       1,041,151
                                                      -------------  --------------  -------------- --------------- --------------
     Net Assets...................................    $ 95,104,276   $ 129,121,407   $1,373,708,669 $1,349,185,476  $1,028,348,463
                                                      =============  ==============  ============== =============== ==============

NET ASSETS, representing:
  Equity of Contract owners.......................    $ 93,269,424   $ 129,121,407   $1,373,708,669 $1,349,185,476  $1,028,348,463
  Equity of The Prudential Insurance Company of
   America........................................       1,834,852               0                0              0               0
                                                      -------------  --------------  -------------- --------------- --------------
                                                      $ 95,104,276   $ 129,121,407   $1,373,708,669 $1,349,185,476  $1,028,348,463



STATEMENTS OF OPERATIONS
For the year ended December 31, 1997

                                                                                        SUBACCOUNTS
                                                      ---------------------------------------------------------------------------
                                                         MONEY        DIVERSIFIED                     FLEXIBLE       CONSERVATIVE
                                                         MARKET          BOND           EQUITY         MANAGED         BALANCED
                                                      -----------   --------------    ----------    ------------    -------------

INVESTMENT INCOME
  Dividend distributions received.................    $  5,094,912   $   9,043,537   $   28,870,327  $  38,256,221    $ 45,612,319

EXPENSES
  Charges to Contract owners for assuming
   mortality risk and expense risk [Note 5A]......         661,235         866,520        8,895,624      8,970,935       7,210,074

  Reimbursement for excess expenses [Note 5D].....               0               0                0              0               0
                                                      -------------  --------------  -------------- --------------- --------------


NET EXPENSES......................................         661,235         866,520        8,895,624      8,970,935       7,210,074
                                                      -------------  --------------  -------------- --------------- --------------

NET INVESTMENT INCOME (LOSS)......................       4,433,677       8,177,017       19,974,703     29,285,286      38,402,245
                                                      -------------  --------------  -------------- --------------- --------------

NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Capital gains distributions received............               0       1,452,476       73,183,544    201,042,079     110,154,176
  Realized gain on shares redeemed
   [average cost basis]...........................               0         107,543        7,311,176      3,097,268       2,680,112
  Net change in unrealized gain (loss) on
  investments.....................................               0        (702,474)     158,043,072    (37,001,732)    (36,006,094)
                                                      -------------  --------------  -------------- --------------- --------------

NET GAIN (LOSS) ON INVESTMENTS....................               0         857,545      238,537,792    167,137,615      76,828,194
                                                      -------------  --------------  -------------- --------------- --------------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS.......................    $  4,433,677   $   9,034,562   $  258,512,495  $ 196,422,901    $115,230,439
                                                      =============  ==============  ============== =============== ==============



           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A11 THROUGH A16

                                       A1


                                                     SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------------------------------
 ZERO COUPON         HIGH                                                                                            ZERO COUPON
     BOND            YIELD           STOCK           EQUITY          NATURAL                         GOVERNMENT         BOND
     2000            BOND            INDEX           INCOME         RESOURCES         GLOBAL           INCOME           2005
 -----------     -------------   -------------   --------------   --------------   -------------   --------------   -------------

$  19,851,827    $  91,667,936   $ 621,342,649   $  440,639,081   $  130,634,104   $ 108,510,148   $   74,232,937   $  23,208,325

       30,059                0         829,507          390,168           19,080               0           29,557          40,656
--------------   --------------  --------------  ---------------  ---------------  --------------  ---------------  --------------
$  19,881,886    $  91,667,936   $ 622,172,156   $  441,029,249   $  130,653,184   $ 108,510,148   $   74,262,494   $  23,248,981
==============   ==============  ==============  ===============  ===============  ==============  ===============  ==============


$  19,881,886    $  91,609,007   $ 622,172,156   $  441,029,249   $  130,653,184   $ 108,451,737   $   74,262,494   $  23,248,981

            0           58,929               0                0                0          58,411                0               0
--------------   --------------  --------------  ---------------  ---------------  --------------  --------------   -------------
$  19,881,886    $  91,667,936   $ 622,172,156   $  441,029,249   $  130,653,184   $  108,510,148  $   74,262,494   $  23,248,981
==============   ==============  ==============  ===============  ===============  ==============  ===============  ==============



                                                     SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------------------------------
 ZERO COUPON         HIGH                                                                                            ZERO COUPON
     BOND            YIELD           STOCK           EQUITY          NATURAL                         GOVERNMENT         BOND
     2000            BOND            INDEX           INCOME         RESOURCES         GLOBAL           INCOME           2005
 -----------     -------------   -------------   --------------   --------------   -------------   --------------   -------------

$   1,012,102    $   8,213,223   $    8,102,242   $   9,608,504    $     757,192    $   1,281,804   $   4,704,795    $   1,246,707



      141,029          618,514        3,790,129       2,532,105        1,079,034          686,676         515,147          152,442
--------------   --------------  --------------  ---------------  ---------------  --------------  --------------   --------------

      (53,201)               0                0               0                0                0               0          (73,169)

       87,828          618,514        3,790,129       2,532,105        1,079,034          686,676         515,147           79,273
--------------   --------------  --------------  ---------------  ---------------  --------------  --------------   --------------

      924,274        7,594,709        4,312,113       7,076,399         (321,842)         595,128       4,189,648        1,167,434
--------------   --------------  --------------  ---------------  ---------------  --------------  --------------   --------------



      804,923                0       17,197,911      39,390,070       16,426,552        5,120,114               0          489,749

       46,554          311,580        6,786,808       3,982,449        1,240,093          309,311          44,975           71,812
     (497,282)       2,620,272      113,415,557      59,248,683      (35,487,893)        (917,843)      1,925,166          526,125
--------------   --------------  --------------  ---------------  ---------------  --------------  --------------   --------------
      354,195        2,931,852      137,400,276     102,621,202      (17,821,248)       4,511,582       1,970,141        1,087,686
--------------   --------------  --------------  ---------------  ---------------  --------------  --------------   --------------

$   1,278,469    $  10,526,561   $ 141,712,389   $  109,697,601   $  (18,143,090)  $    5,106,710  $    6,159,789   $    2,255,120
==============   ==============  ==============  ===============  ===============  ==============  ===============  ==============


           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A11 THROUGH A16

                                       A2

                     FINANCIAL STATEMENTS OF THE PRUDENTIAL
                          VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31,1997

                                                               SUBACCOUNTS
                                                      -----------------------------
                                                                         SMALL
                                                       PRUDENTIAL    CAPITALIZATION
                                                        JENNISON         STOCK
                                                      -----------    --------------
ASSETS
  Investment in shares of The Prudential Series
  Fund, Inc.
   Portfolios at net asset value [Note 3].........    $ 91,416,002   $  75,467,339
  Receivable from The Prudential Insurance Company
   of America [Note 2]............................          15,109               0
                                                      ------------   -------------
     Net Assets...................................    $ 91,431,111   $  75,467,339
                                                      ============   =============


NET ASSETS, representing:

  Equity of Contract owners.......................    $ 91,431,111   $  75,284,611
  Equity of The Prudential Insurance Company of
   America........................................               0         182,728
                                                      ------------   -------------
                                                      $ 91,431,111   $  75,467,339
                                                      ============   =============


STATEMENTS OF OPERATIONS
For the year ended December 31, 1997

                                                               SUBACCOUNTS
                                                      -----------------------------
                                                                         SMALL
                                                       PRUDENTIAL    CAPITALIZATION
                                                        JENNISON         STOCK
                                                      -----------    --------------

INVESTMENT INCOME
  Dividend distributions received.................    $    157,623   $     330,650

EXPENSES
  Charges to Contract owners for assuming
   mortality risk and expense risk [Note 5A] .....         439,584         320,322

  Reimbursement for excess expenses [Note 5D].....               0               0
                                                      ------------   -------------

NET EXPENSES......................................         439,584         320,322
                                                      ------------   -------------

NET INVESTMENT INCOME (LOSS) .....................        (281,961)         10,328
                                                      ------------   -------------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS..........................
  Capital gains distributions received............       5,052,341       4,897,323
  Realized gain on shares redeemed
   [average cost basis] ..........................         525,215          46,921
  Net change in unrealized gain (loss) on
  investments.....................................      10,743,964       5,112,289
                                                      ------------   -------------

NET GAIN (LOSS) ON INVESTMENTS....................      16,321,520      10,056,533

NET INCREASE (DECREASE) IN NET ASSETS.............

RESULTING FROM OPERATIONS.........................    $ 16,039,559   $  10,066,861
                                                      ============   =============


           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A11 THROUGH A16

                                       A3

                    (THIS PAGE IS INTENTIONALLY LEFT BLANK.)




                                       A4

                     FINANCIAL STATEMENTS OF THE PRUDENTIAL
                          VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December  31, 1997, 1996 and 1995


                                                                                       SUBACCOUNTS
                                               ------------------------------------------------------------------------------------
                                                                 MONEY                                   DIVERSIFIED
                                                                 MARKET                                     BOND
                                               ----------------------------------------  ------------------------------------------
                                                   1997          1996          1995          1997           1996          1995
                                               ----------    -----------   ------------  -----------   -------------  -------------

OPERATIONS
  Net investment income (loss)..............   $  4,433,677  $  4,058,398  $  4,217,643  $  8,177,017  $   6,388,307   $  5,652,448
  Capital gains distributions received......              0             0             0     1,452,476              0        222,002
  Realized gain (loss) on shares redeemed
   [average cost basis] ....................              0             0             0       107,543         19,658         30,407
  Net change in unrealized gain (loss) on
    investments.............................              0             0             0      (702,474)    (2,104,541)    10,042,691
                                               ------------  ------------  ------------  ------------  -------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS.................      4,433,677     4,058,398     4,217,643     9,034,562      4,303,424     15,947,548
                                               ------------  ------------  ------------  ------------  -------------   ------------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS
  [Note 7]..................................     (6,936,043)      768,830     8,955,240     3,856,643     10,268,006      9,712,345
                                               ------------  ------------  ------------  ------------  -------------   ------------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM EQUITY TRANSFERS
  [Note 8]..................................       (147,721)    1,422,930       161,461      (196,475)      (142,209)       143,151
                                               ------------  ------------  ------------  ------------  -------------   ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS          (2,650,087)    6,250,158    13,334,344    12,694,730     14,429,221     25,803,044
                                               ------------  ------------  ------------  ------------  -------------   ------------

NET ASSETS:
  Beginning of year.........................     97,754,363    91,504,205    78,169,861   116,426,677    101,997,456     76,194,412
                                               ------------  ------------  ------------  ------------  -------------   ------------

  End of year...............................   $ 95,104,276  $ 97,754,363  $ 91,504,205  $129,121,407   $116,426,677   $101,997,456
                                               ============  ============  ============  ============  =============   ============



           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A11 THROUGH A16

                                       A5

                                                       SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------------
                                                               FLEXIBLE                                  CONSERVATIVE
                   EQUITY                                      MANAGED                                     BALANCED
-------------------------------------------  ------------------------------------------  ------------------------------------------
    1997            1996           1995           1997           1996          1995           1997           1996           1995
-------------   ------------  -------------  -------------  -------------  ------------  -------------- -------------  ------------

$   19,974,703  $  16,848,341 $   9,985,776  $  29,285,286  $  25,347,934  $ 21,550,235   $  38,402,245  $  29,326,106  $25,291,477
    73,183,544     92,436,486    27,318,049    201,042,079    106,224,518    39,426,921     110,154,176     55,843,548   26,552,510

     7,311,176        755,380        11,957      3,097,268        487,657        56,509       2,680,112        627,498       97,662

   158,043,072     41,805,447   129,700,617    (37,001,732)    (5,082,172)  110,261,394     (36,006,094)    10,273,250   55,648,508
--------------  ------------- -------------  -------------  -------------  ------------   -------------  -------------  -----------


   258,512,495    151,845,654   167,016,399    196,422,901    126,977,937   171,295,059     115,230,439     96,070,402  107,590,157
--------------  ------------- -------------  -------------  -------------  ------------   -------------  -------------  -----------





    55,194,557    116,044,081   130,026,767     15,507,613     57,031,152    86,936,282      (5,484,215)    36,970,919   44,932,925
--------------  ------------- -------------  -------------  -------------  ------------   -------------  -------------  -----------





    (1,730,961)    (2,717,850)     (595,673)      (332,076)    (1,594,508)   (2,895,506)         98,440     (1,143,063)  (3,421,660)
--------------  ------------- -------------  -------------  -------------  ------------   -------------  -------------  -----------


   311,976,091    265,171,885   296,447,493    211,598,438    182,414,581   255,335,835     109,844,664    131,898,258  149,101,422
--------------  ------------- -------------  -------------  -------------  ------------   -------------  -------------  -----------



 1,061,732,578    796,560,693   500,113,200  1,137,587,038    955,172,457   699,836,622     918,503,799    786,605,541  637,504,119
-------------- -------------- -------------  -------------  -------------  ------------   -------------  -------------  -----------

$1,373,708,669 $1,061,732,578  $796,560,693 $1,349,185,476 $1,137,587,038 $ 955,172,457  $1,028,348,463  $ 918,503,799 $786,605,541
============== ============== ============= ============== ============== ============== ==============  ============= ============


           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A11 THROUGH A16

                                       A6

                     FINANCIAL STATEMENTS OF THE PRUDENTIAL
                          VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December  31,1997,  1996 and 1995

                                                                                   SUBACCOUNTS
                                               ----------------------------------------------------------------------------------
                                                              ZERO COUPON                                HIGH YIELD
                                                               BOND 2000                                    BOND

                                               ----------------------------------------------------------------------------------
                                                   1997          1996          1995          1997           1996          1995

OPERATIONS

  Net investment income (loss)..............   $ 924,274   $   715,166   $   720,396   $ 7,594,709   $  6,844,609    $ 6,151,112
  Capital gains distributions received......     804,923             0       759,176             0              0              0
  Realized gain (loss) on shares redeemed
   [average cost basis] ....................      46,554        27,409        16,969       311,580         20,787        (58,578)
  Net change in unrealized gain (loss) on
    investments.............................    (497,282)     (556,648)    1,982,145     2,620,272        581,780      3,163,738
                                             -----------   -----------   -----------   -----------   ------------    -----------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS.................   1,278,469       185,927     3,478,686    10,526,561      7,447,176      9,256,272
                                             -----------   -----------   -----------   -----------   ------------    -----------


NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS
  [Note 7]..................................  (1,405,154)     (613,550)      846,650       374,682      5,326,899      4,374,480
                                             -----------   -----------   -----------   -----------   ------------    -----------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM EQUITY TRANSFERS
   [Note 8].................................     (63,959)       33,778      (645,588)     (110,168)        52,425       (119,164)
                                             -----------   -----------   -----------   -----------   ------------    -----------

TOTAL INCREASE (DECREASE) IN NET ASSETS         (190,644)     (393,845)    3,679,748    10,791,075     12,826,500     13,511,588

NET ASSETS:
  Beginning of year.........................  20,072,530    20,466,375    16,786,627    80,876,861     68,050,361     54,538,773
                                             -----------   -----------   -----------   -----------   ------------    -----------
  End of year............................... $19,881,886   $20,072,530   $20,466,375   $91,667,936   $ 80,876,861   $ 68,050,361
                                             ===========   ===========   ===========   ===========   ============    ===========


           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A11 THROUGH A16

                                       A7

                                                       SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------------
                   STOCK                                        EQUITY                                      NATURAL
                   INDEX                                        INCOME                                     RESOURCES
-------------------------------------------- ------------------------------------------- ------------------------------------------
     1997           1996           1995           1997           1996           1995          1997           1996           1995
-------------  -------------- -------------  -------------  -------------  -------------  ------------  -------------- ------------

$   4,312,113  $   4,179,793  $   3,665,394  $   7,076,399  $  7,350,510   $  6,301,712  $   (321,842)  $    (14,823)  $    515,411
   17,197,911      4,749,836      2,097,393     39,390,070     9,133,917      9,279,251    16,426,552     17,021,108      4,578,307

    6,786,808        263,052        293,916      3,982,449       171,030         46,601     1,240,093        341,761         68,144


  113,415,557     61,075,735     66,716,563     59,248,683    32,816,172     18,945,636   (35,487,893)    13,941,557     14,973,181
-------------  -------------  -------------  -------------  ------------   ------------  ------------   ------------   ------------


  141,712,389     70,268,416     72,773,266    109,697,601    49,471,629     34,573,200   (18,143,090)    31,289,603     20,135,043
-------------  -------------  -------------  -------------  ------------   ------------  ------------   ------------   ------------






   58,525,779     55,125,681     33,935,158     36,671,034    23,125,635     38,554,244     2,933,126     13,900,701      9,214,757
-------------  -------------  -------------  -------------  ------------   ------------  ------------   ------------   ------------





     (910,143)        82,144       (100,558)      (393,762)     (711,051)      (646,585)     (148,013)      (277,180)      (398,931)
-------------  -------------  -------------  -------------  ------------   ------------  ------------   ------------   ------------


  199,328,025    125,476,241    106,607,866    145,974,873    71,886,213     72,480,859   (15,357,977)    44,913,124     28,950,869



  422,844,131    297,367,890    190,760,024    295,054,376   223,168,163    150,687,304   146,011,161    101,098,037     72,147,168
-------------  -------------  -------------  -------------  ------------   ------------  ------------   ------------   ------------

$ 622,172,156  $ 422,844,131  $ 297,367,890  $ 441,029,249  $295,054,376  $ 223,168,163  $130,653,184  $ 146,011,161   $101,098,037
=============  =============  =============  =============  ============  =============  ============  =============   ============

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A11 THROUGH A16

                                       A8

                     FINANCIAL STATEMENTS OF THE PRUDENTIAL
                          VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December  31,1997,  1996 and 1995


                                                                                     SUBACCOUNTS
                                                -----------------------------------------------------------------------------------
                                                                                                         GOVERNMENT
                                                                 GLOBAL                                    INCOME
                                                -----------------------------------------------------------------------------------
                                                    1997          1996          1995          1997          1996           1995
                                                ------------  ------------ ------------- -------------  ------------  -------------

OPERATIONS

Net investment income (loss)................    $    595,128  $  1,332,143 $     454,049 $   4,189,648  $  4,157,421   $  3,989,499
  Capital gains distributions received......       5,120,114     1,298,584       915,804             0             0              0
  Realized gain (loss) on shares redeemed
   [average cost basis] ....................         309,311        16,670         4,998        44,975        22,685         (8,599)
Net change in unrealized gain (loss) on
  investments...............................        (917,843)    9,125,406     4,212,026     1,925,166    (3,090,993)    7,403,233
                                                ------------  ------------ ------------- -------------  ------------   -----------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS.................       5,106,710    11,772,803     5,586,877     6,159,789     1,089,113     11,384,133
                                                ------------  ------------ ------------- -------------  ------------   -----------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS
  [Note 7]..................................      17,556,139    24,827,377    16,098,541    (4,821,038)   (1,166,024)       481,705
                                                ------------  ------------ ------------- -------------  ------------   -----------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM EQUITY TRANSFERS
  [Note 8]..................................        (317,463)     (137,878)   (1,921,654)     (923,259)      788,406       (293,673)
                                                ------------  ------------ ------------- -------------  ------------   -----------

TOTAL INCREASE (DECREASE) IN NET ASSETS           22,345,386    36,462,302    19,763,764       415,492       711,495     11,572,165

NET ASSETS:
  Beginning of year.........................      86,164,762    49,702,460    29,938,696    73,847,002    73,135,507     61,563,342
                                                ------------  ------------ ------------- -------------  ------------   -----------
  End of year...............................    $108,510,148  $ 86,164,762  $ 49,702,460  $ 74,262,494  $ 73,847,002   $ 73,135,507
                                                ============  ============ ============= =============  ============   ============



           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A11 THROUGH A16

                                       A9

                                                       SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
                ZERO COUPON                                  PRUDENTIAL*                             SMALL CAPITALIZATION*
                 BOND 2005                                     JENNISON                                      STOCK

-------------------------------------------  ----------------------------------------   ------------------------------------------
     1997           1996           1995           1997           1996           1995          1997           1996           1995
--------------  ------------   -----------   ------------   ------------   ----------   ------------   ------------   ------------

 $  1,167,434   $  1,002,734   $   838,006   $  (281,961)   $   (85,477)   $ (11,994)   $     10,328   $     53,279   $    6,422
      489,749        246,221       425,717     5,052,341              0            0       4,897,323        489,855       47,413

       71,812            290             0        525,215             0            0          46,921         (7,039)           0
      526,125     (1,505,763)    3,328,939     10,743,964     3,012,624      281,405       5,112,289      2,049,209      181,809
-------------   ------------   -----------   -----------    -----------    ---------    ------------   ------------   ----------

    2,255,120       (256,518)    4,592,662     16,039,559     2,927,147      269,411      10,066,861      2,585,304      235,644
-------------   ------------   -----------   -----------    -----------    ---------    ------------   ------------   ----------




   (1,177,300)     1,428,479     2,469,936     34,918,336    30,275,275    7,175,027      37,146,522     20,015,548    5,360,329
-------------   ------------   -----------   -----------    -----------    ---------    ------------   ------------   ----------


     (648,770)       484,066         7,956       (773,643)      385,656      214,343        (151,200)       (22,002)     230,333
-------------   ------------   -----------   -----------    -----------    ---------    ------------   ------------   ----------


      429,050      1,656,027     7,070,554     50,184,252    33,588,078    7,658,781      47,062,183     22,578,850    5,826,306


   22,819,931     21,163,904    14,093,350     41,246,859     7,658,781            0      28,405,156      5,826,306            0
-------------   ------------   -----------   ------------   -----------    ---------    ------------   ------------   ----------


 $ 23,248,981   $ 22,819,931   $21,163,904   $ 91,431,111  $ 41,246,859   $7,658,781    $ 75,467,339   $ 28,405,156  $ 5,826,306
=============   ============   ===========   ============  ============   ==========    ============   ============  ===========

*Commenced Business on 5/1/95.

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A11 THROUGH A16

                                      A10

                        NOTES TO FINANCIAL STATEMENTS OF
                   THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

                      For the Year Ended December 31, 1997

NOTE 1:    GENERAL

           The Prudential Variable Appreciable Account (the "Account") of The Prudential Insurance Company of America ("Prudential") was established on August 11, 1987 by a resolution of Prudential's Board of Directors in conformity with insurance laws of the State of New Jersey. The assets of the Account are segregated from Prudential's other assets. Proceeds from the purchases of Prudential Variable Appreciable Life (PVAL) and Prudential Survivorship Preferred (SVUL) Contracts are invested in the Account.

           The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. There are fifteen subaccounts within the Account, each of which invests only in a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund"). The Series Fund is a diversified open-end management investment company, and is managed by Prudential.

NOTE 2:    SIGNIFICANT ACCOUNTING POLICIES

           The financial statements are prepared in conformity with generally accepted accounting principles (GAAP). The preparation of the financial statements, in conformity with GAAP, requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

           Investments  -- The  investments  in  shares of the  Series  Fund are
           -----------
           stated at the net asset value of the respective portfolio.

           Security  Transactions  --  Realized  gains and  losses  on  security
           ----------------------
           transactions are reported on an average cost basis. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

           Distributions  Received -- Dividend  and capital  gain  distributions
           -----------------------
           received are reinvested in additional shares of the Series Fund and are recorded on the ex-dividend date.

           Equity of The Prudential  Insurance  Company of America -- Prudential
           -------------------------------------------------------
           maintains a position in the Account for liquidity purposes including unit purchases and redemptions, fund share transactions, and expense processing. Prudential monitors the balance daily and transfers funds based upon anticipated activity. At times, Prudential may owe an amount to the Account, which is reflected in the Account's Statements of Net Assets as a receivable from Prudential. The receivable does not have an effect on the Contract owner's account or the related unit value.


                                      A11

NOTE 3:    INVESTMENT   INFORMATION   FOR  THE  PRUDENTIAL   SERIES  FUND,  INC.
           PORTFOLIOS

           The net asset value per share for each portfolio of the Series Fund, the number of shares of each portfolio held by the subaccounts of the Account and the aggregate cost of investments in such shares at December 31, 1997 were as follows:

                                                                                   PORTFOLIOS
                                                 --------------------------------------------------------------------------------
                                                  MONEY         DIVERSIFIED                         FLEXIBLE         CONSERVATIVE
                                                 MARKET            BOND            EQUITY           MANAGED            BALANCED
                                                 --------------------------------------------------------------------------------
            Number of Shares:                      9,510,428       11,695,927       44,150,785       77,995,962        68,623,393
            Net asset value per share:       $      10.00000  $      11.02185  $      31.06909  $      17.28029   $      14.97022
            Cost:                            $    95,104,276  $   127,778,984  $ 1,021,616,812  $ 1,298,687,478   $ 1,012,639,267


                                                                             PORTFOLIOS (CONTINUED)
                                                 --------------------------------------------------------------------------------
                                                  ZERO
                                                 COUPON            HIGH
                                                  BOND             YIELD            STOCK            EQUITY            NATURAL
                                                  2000             BOND             INDEX            INCOME           RESOURCES
                                                 --------------------------------------------------------------------------------

           Number of Shares:                       1,574,685       11,255,154       20,560,943       19,682,485          8,569,396
           Net asset value per share:        $      12.60686  $       8.14453  $      30.21956  $      22.38737    $      15.24426
           Cost:                             $    19,844,960  $    89,660,507  $   361,879,797  $   331,809,980    $   134,552,580


                                                                             PORTFOLIOS (CONTINUED)
                                                 --------------------------------------------------------------------------------
                                                                                    ZERO
                                                                                    COUPON                              SMALL
                                                                GOVERNMENT          BOND           PRUDENTIAL       CAPITALIZATION
                                                 GLOBAL           INCOME            2005            JENNISON            STOCK
                                                 --------------------------------------------------------------------------------
           Number of Shares:                       6,054,080        6,442,232        1,842,520        5,155,568          4,737,126
           Net asset value per share:        $      17.92348  $      11.52286  $      12.59597  $      17.73151    $      15.93104
           Cost:                             $    97,511,686  $    72,653,528  $    21,902,064  $    77,378,009    $    68,124,032


NOTE 4:    CONTRACT OWNER UNIT INFORMATION

           Outstanding Contract owner units, unit values and total value of Contract owner equity at December 31, 1997 were as follows:

                                                                                       SUBACCOUNTS
                                                   --------------------------------------------------------------------------------

                                                        MONEY         DIVERSIFIED                        FLEXIBLE     CONSERVATIVE
                                                        MARKET            BOND            EQUITY          MANAGED       BALANCED
                                                   --------------------------------------------------------------------------------

          Contract Owner Units Outstanding (PVAL)  38,909,139.353  37,082,552.171  192,670,577.036 270,135,601.789 218,020,371.531
           Unit Value (PVAL) ......................$      1.58873  $      2.17433  $       4.29156 $       3.07895 $       2.55041
                                                   --------------  --------------  --------------- --------------- ---------------
           Contract Owner Equity (PVAL) ...........$   61,816,117  $    0,629,705  $   826,857,342 $   831,734,011 $   556,041,336
                                                   --------------  --------------  --------------- --------------- ---------------

           Contract Owner Units Outstanding

             (PVAL $100,000+ face) ................18,458,545.137  22,697,498.739  129,893,269.042 171,984,362.751 189,705,796.235
           Unit Value (PVAL $100,000+ face) .......$      1.54794  $      2.11769  $       4.18060  $      2.99911 $       2.48409
                                                   --------------  --------------  --------------- --------------- ---------------

           Contract Owner Equity (PVAL
             $100,000+ face) ......................$   28,572,720  $   48,066,266   $  543,031,800   $ 515,800,022  $  471,246,271
                                                   --------------  --------------  --------------- --------------- ---------------

           Contract Owner Units Outstanding (SVUL)  2,648,352.917     380,114.649    2,579,924.823   1,234,178.929     836,953.765
           Unit Value (SVUL) ......................$      1.08769  $      1.11923   $      1.48048   $     1.33809  $      1.26752
                                                   --------------  --------------  --------------- --------------- ---------------

           Contract Owner Equity (SVUL) ...........$    2,880,587  $      425,436   $    3,819,527   $   1,651,443  $    1,060,856
                                                   --------------  --------------  --------------- --------------- ---------------

           TOTAL CONTRACT OWNER EQUITY ............$   93,269,424  $  129,121,407   $1,373,708,669  $1,349,185,476  $1,028,348,463
                                                   ==============  ==============  =============== =============== ===============



                                      A12

                                                                                 SUBACCOUNTS (CONTINUED)
                                                   --------------------------------------------------------------------------------
                                                     ZERO COUPON       HIGH YIELD         STOCK           EQUITY         NATURAL
                                                      BOND 2000           BOND            INDEX           INCOME       RESOURCES
                                                   --------------------------------------------------------------------------------

           Contract Owner Units Outstanding (PVAL)  4,902,895.739  23,131,451.862  87,096,741.492   71,391,113.621  29,254,820.358
           Unit Value (PVAL) ......................$      2.42567  $      2.37943  $      4.41436  $       4.17583 $       2.65343
           Contract Owner Equity (PVAL) ...........$   11,892,807  $   55,039,671  $  384,476,371  $   298,117,154 $    77,625,618
                                                   --------------  --------------  --------------- --------------- ---------------

           Contract Owner Units Outstanding
             (PVAL $100,000+ face) ................ 3,381,649.249  15,535,412.038  54,360,075.140   34,647,590.548  20,416,285.555
           Unit Value (PVAL $100,000+ face) .......$      2.36248  $      2.31834   $     4.29923   $      4.06648  $      2.58476
                                                   --------------  --------------  --------------- --------------- ---------------

           Contract Owner Equity (PVAL
             $100,000+ face) ......................$    7,989,079  $   36,016,367   $ 233,706,466   $  140,893,734  $   52,771,198
                                                   --------------  --------------  --------------- --------------- ---------------

           Contract Owner Units Outstanding (SVUL)            N/A     448,976.859   2,430,022.226    1,208,375.161     228,815.978
           Unit Value (SVUL) ......................           N/A  $      1.23162   $     1.64168   $      1.67031  $      1.12041
                                                   --------------  --------------  --------------- --------------- ---------------

           Contract Owner Equity (SVUL) ...........           N/A  $      552,969   $   3,989,319   $    2,018,361  $      256,368
                                                   --------------  --------------  --------------- --------------- ---------------

           TOTAL CONTRACT OWNER EQUITY.............$   19,881,886  $   91,609,007   $ 622,172,156   $  441,029,249  $  130,653,184
                                                   ==============  ==============  =============== =============== ===============


                                                                                 SUBACCOUNTS (CONTINUED)
                                                   --------------------------------------------------------------------------------
                                                                                                                         SMALL
                                                                       GOVERNMENT      ZERO COUPON      PRUDENTIAL   CAPITALIZATION
                                                        GLOBAL           INCOME         BOND 2005        JENNISON        STOCK
                                                   --------------------------------------------------------------------------------

           Contract Owner Units Outstanding (PVAL) 58,222,623.069  22,634,456.126    6,604,392.337  36,483,251.911  32,100,899.144
           Unit Value (PVAL) ......................$      1.41253  $      1.98095  $       2.36875 $       1.86119 $       1.76965
                                                   --------------  --------------  --------------- --------------- ---------------
           Contract Owner Equity (PVAL) ...........$   82,241,202  $   44,837,726  $    15,644,155  $   67,902,264 $    56,807,356
                                                   --------------  --------------  --------------- --------------- ---------------
           Contract Owner Units Outstanding
             (PVAL $100,000+ face) ................17,548,821.325  15,184,004.662    3,286,885.939  12,109,526.233   8,017,148.351
           Unit Value (PVAL $100,000+ face) .......$      1.39734  $      1.93037  $       2.30834  $      1.84650 $       1.75544
                                                   --------------  --------------  --------------- --------------- ---------------

           Contract Owner Equity (PVAL
             $100,000+ face) ......................$   24,521,670  $   29,310,747  $     7,587,250  $   22,360,240 $    14,073,623
                                                   --------------  --------------  --------------- --------------- ---------------

           Contract Owner Units Outstanding (SVUL). 1,346,309.879     102,952.236       15,939.847     726,406.872   2,848,385.082
           Unit Value (SVUL) ......................$      1.25444  $      1.10751  $       1.10267  $      1.60875 $       1.54601
                                                   --------------  --------------  --------------- --------------- ---------------

           Contract Owner Equity (SVUL) ...........$    1,688,865  $      114,021  $        17,576  $    1,168,607 $     4,403,632
                                                   --------------  --------------  --------------- --------------- ---------------

           TOTAL CONTRACT OWNER EQUITY.............$  108,451,737  $   74,262,494  $    23,248,981  $   91,431,111 $    75,284,611
                                                   ==============  ==============  =============== =============== ===============


NOTE 5:    CHARGES AND EXPENSES

           A.  Mortality Risk and Expense Risk Charges

               The  mortality  risk and  expense  risk  charges at an  effective annual rate of 0.90% is applied daily against the net assets representing equity of PVAL Contract owners held in each subaccount. For Contract owners investing in PVAL with face amounts of $100,000 or more the annual rate is 0.60%. For Contract owners investing in SVUL the annual rate is 0.90%.

               Mortality risk is that Contract owners may not live as long as estimated and expense risk is that the cost of issuing and administering the policies may exceed the estimated expenses. For 1997, the amount of these charges paid to Prudential was $18,767,367 for PVAL Contracts, $18,002,915 for PVAL Contracts with face amounts of $100,000 or more and $109,088 for SVUL Contracts.

           B.  Deferred Sales Charge

               Subsequent to Contract owner redemption, a deferred sales charge is imposed upon surrenders of certain variable life insurance Contracts to compensate Prudential for sales and other marketing expenses. The amount of any sales charge will depend on the number of years that have elapsed since the Contract was issued. No sales charge will be imposed after the tenth year of the Contract. No sales charge will be imposed on death benefits. For 1997, the amount of these charges paid to Prudential was $8,918,133.


                                      A13

           C.  Partial Withdrawal Charge

               A charge is imposed by Prudential on partial withdrawals of the cash surrender value. For 1997, the amount of these charges paid to Prudential was $3,718,341.

           D.  Expense Reimbursement

               PVAL Contracts are reimbursed by Prudential, on a non-guaranteed basis, for expenses incurred by the Series Fund in excess of the effective rate of 0.40% for all Zero Coupon Bond Portfolios, 0.45% for the Stock Index Portfolio, 0.50% for the Equity Income Portfolio, 0.55% for the Natural Resources Portfolio, and 0.65% for the High Yield Bond Portfolio of the average daily net assets of these portfolios. For 1997, the amount of these reimbursements totaled $126,331.

               SVUL Contracts are reimbursed by Prudential, on a non-guaranteed basis, for expenses incurred by the Series Fund in excess of the effective rate of 0.40% of the average daily net assets of the portfolio of each of the Zero Coupon Bond Portfolios. For 1997, the amount of these reimbursements totaled $39.

           E.  Cost of Insurance Charges

               Contract owners contributions to the Account are subject to the following charges: transaction costs, premium taxes, sales charges, monthly administration charges, and death benefit risk charges prior to the investment in the Account. During 1997,
               Prudential received a total of $18,592,697, $37,395,717, $97,887,744, $63,196,365 and $13,745,360, respectively, for these charges.

NOTE 6:    TAXES

           Prudential is taxed as a "life insurance company" as defined by the Internal Revenue Code and the results of operations of the Account form a part of Prudential's consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements.

NOTE 7: NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM PREMIUM PAYMENTS AND OTHER OPERATING TRANSFERS

           The following amounts represent Contract owner activity components for the year ended December 31, 1997:

                                                                                   SUBACCOUNTS
                                                  ------------------------------------------------------------------------------
                                                       MONEY        DIVERSIFIED                      FLEXIBLE      CONSERVATIVE
                                                      MARKET           BOND           EQUITY          MANAGED        BALANCED
                                                  ------------------------------------------------------------------------------

       Contract Owner Net Payments ...............$  43,029,352   $  27,918,752   $ 293,586,658   $ 230,098,301   $ 193,920,159
       Policy Loans ..............................$  (2,616,136)  $  (2,676,866)  $ (36,815,052)  $ (29,768,329)  $ (21,017,180)
       Policy Loan Repayments and Interest .......$   1,685,370   $   1,259,455   $  15,156,086   $  13,061,811   $  10,130,000
       Surrenders, Withdrawals, and Death         $ (11,469,314)  $  (7,179,534)  $ (79,836,234)  $ (69,955,243)  $ (68,407,322)
       Benefits....................................
       Net Transfers From (To) Other
         Subaccounts or Fixed Rate Options .......$ (27,263,357)  $  (3,556,460)  $     281,061   $ (12,348,231)  $ (19,240,097)
       Administrative and Other Charges ..........$ (10,301,958)  $ (11,908,704)  $(137,177,962)  $(115,580,696)  $(100,869,775)



                                                                            SUBACCOUNTS (CONTINUED)
                                                  ------------------------------------------------------------------------------
                                                       ZERO            HIGH
                                                    COUPON BOND        YIELD           STOCK          EQUITY          NATURAL
                                                       2000            BOND            INDEX          INCOME         RESOURCES
                                                  ------------------------------------------------------------------------------
      Contract Owner Net Payments ...............$    4,066,622  $   19,451,504  $  126,688,004  $   79,016,436  $   35,927,519
      Policy Loans ..............................$     (515,179) $   (2,378,667) $  (15,814,797) $   (9,558,454) $   (4,989,959)
      Policy Loan Repayments and Interest .......$      224,553  $    1,433,405  $    5,919,148  $    3,893,428  $    2,524,073
      Surrenders, Withdrawals, and Death         $   (1,236,692) $   (6,747,487) $  (32,499,126) $  (21,564,128) $  (10,791,367)
      Benefits ...................................
      Net Transfers From (To) Other Subaccounts
        or Fixed Rate Options ...................$   (1,986,651) $   (2,355,030) $   30,361,425  $   21,482,832  $   (3,663,884)
      Administrative and Other Charges ..........$   (1,957,807) $   (9,029,043) $  (56,128,875) $  (36,599,080) $  (16,073,256)


                                      A14

                                                                              SUBACCOUNTS (CONTINUED)
                                                  ---------------------------------------------------------------------------------
                                                                                       ZERO
                                                                                       COUPON
                                                                    GOVERNMENT         BOND          PRUDENTIAL         SMALL
                                                      GLOBAL          INCOME           2005           JENNISON      CAPITALIZATION
                                                 ----------------------------------------------------------------------------------
       Contract Owner Net Payments ............. $    34,211,689  $  15,732,416  $   5,574,118  $   34,294,641   $   24,433,471
       Policy Loans ............................ $    (2,628,076) $  (1,668,544) $    (467,791) $   (1,732,453)  $   (1,222,173)
       Policy Loan Repayments and Interest ..... $     1,262,980  $     767,258  $     216,018  $      744,576   $      675,140
       Surrenders, Withdrawals, and Death        $    (7,075,480) $  (5,308,280) $  (1,546,854) $   (3,227,110)  $   (2,326,066)
       Benefits ................................
       Net Transfers From (To) Other
          Subaccounts or Fixed Rate Options .... $     4,870,997 $   (6,634,816) $  (2,416,503) $   16,630,147   $   23,570,817
       Administrative and Other Charges ........ $   (13,085,971)$   (7,709,072) $  (2,536,288) $  (11,791,465)  $   (7,984,667)


NOTE 8:    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM EQUITY TRANSFERS

           The increase (decrease) in net assets resulting from equity transfers represents the net contributions (withdrawals) of Prudential to
           (from) the Account.

NOTE 9:    UNIT ACTIVITY

           Transactions in units (including transfers among subaccounts) for the year ended December 31, 1997 were as follows:

                                                                                      SUBACCOUNTS
                                              -------------------------------------------------------------------------------------
                                                  MONEY          DIVERSIFIED                           FLEXIBLE        CONSERVATIVE
                                                  MARKET             BOND             EQUITY           MANAGED           BALANCED
                                              -------------------------------------------------------------------------------------
         Contract Owner Contributions:      65,667,687.360    16,213,787.198    92,473,729.304    93,973,163.620    93,048,912.698
         Contract Owner Redemptions:       (69,425,851.286)  (14,250,810.327)  (76,628,697.286)  (87,813,518.888)  (94,880,956.345)


                                                                             SUBACCOUNTS (CONTINUED)
                                             ------------------------------------------------------------------------------------
                                             ZERO COUPON        HIGH YIELD          STOCK             EQUITY           NATURAL
                                              BOND 2000            BOND             INDEX             INCOME          RESOURCES
                                             ------------------------------------------------------------------------------------
         Contract Owner Contributions:        1,934,757.028   17,186,033.239    50,408,149.325    34,569,865.840    18,586,440.230
         Contract Owner Redemptions:         (2,549,331.504) (16,878,089.505)  (34,222,528.100)  (24,004,754.496)  (17,455,642.827)


                                                                             SUBACCOUNTS (CONTINUED)
                                             ------------------------------------------------------------------------------------
                                                                                                                        SMALL
                                                                GOVERNMENT       ZERO COUPON        PRUDENTIAL      CAPITALIZATION
                                                GLOBAL            INCOME          BOND 2005          JENNISON           STOCK
                                             ------------------------------------------------------------------------------------
         Contract Owner Contributions:      37,198,996.863    10,260,444.855     2,986,424.105    36,782,725.213    38,237,386.459
         Contract Owner Redemptions:       (24,567,570.689)  (12,866,478.243)   (3,539,701.289)  (16,099,947.069)  (15,077,041.863)


                                      A15

NOTE 10:   PURCHASES AND SALES OF INVESTMENTS

           The  aggregate   costs  of  purchases  and  proceeds  from  sales  of
           investments in the Series Fund were as follows:

                                                                               PORTFOLIOS
                                             ------------------------------------------------------------------------------------
                                                     MONEY         DIVERSIFIED                      FLEXIBLE       CONSERVATIVE
                                                    MARKET            BOND           EQUITY          MANAGED         BALANCED
                                             ------------------------------------------------------------------------------------
           For the year ended December 31,
           1997
           Purchases.........................   $   26,486,000   $    6,759,000   $ 69,128,000   $   24,560,000   $  10,479,000
           Sales.............................   $  (34,231,000)  $   (4,176,000)  $(26,544,000)  $  (19,748,000)  $ (24,116,000)


                                                                          PORTFOLIOS (CONTINUED)
                                             ------------------------------------------------------------------------------------
                                                  ZERO COUPON      HIGH YIELD         STOCK          EQUITY          NATURAL
                                                   BOND 2000          BOND            INDEX          INCOME         RESOURCES
                                             ------------------------------------------------------------------------------------
           For the year ended December 31,
           1997
           Purchases.........................   $      315,000   $   11,827,000   $ 60,645,000   $   37,969,000   $   8,642,000
           Sales.............................   $   (1,902,000)  $  (12,181,000)  $ (7,649,000)  $   (4,614,000)  $  (6,955,000)


                                                                          PORTFOLIOS (CONTINUED)
                                             ------------------------------------------------------------------------------------
                                                                                                                      SMALL
                                                                   GOVERNMENT      ZERO COUPON     PRUDENTIAL     CAPITALIZATION
                                                    GLOBAL           INCOME         BOND 2005       JENNISON          STOCK
                                             ------------------------------------------------------------------------------------
           For the year ended December 31,
           1997
           Purchases.........................   $   18,498,000   $      648,000   $    289,000   $   36,454,000   $  38,232,000
           Sales.............................   $   (1,946,000)  $   (6,937,000)  $ (2,235,000)  $   (2,764,000)  $  (1,557,000)


NOTE 11: RELATED PARTY TRANSACTIONS

           The Prudential has purchased multiple VAL Contracts insuring the lives of certain employees. The Prudential is the owner and beneficiary of the Contracts. There were no net premium payments for the year ended December 31, 1997. Equity of Contract owners in the Flexible Managed subaccount at December 31, 1997 includes approximately $242.1 million owned by the Prudential.


                                      A16

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Contract Owners of the
Prudential Variable Appreciable Account
and the Board of Directors of
The Prudential Insurance Company of America

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the subaccounts (Money Market, Diversified Bond, Equity, Flexible Managed, Conservative Balanced, Zero Coupon Bond 2000, High Yield Bond, Stock Index, Equity Income, Natural Resources, Global, Government Income, Zero Coupon Bond 2005, Prudential Jennison and Small Capitalization Stock) of the Prudential Variable Appreciable Account at December 31, 1997, the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements are the responsibility of The Prudential Insurance Company of America's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of shares owned in The Prudential Series Fund, Inc. at December 31, 1997, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
New York, New York
March 20, 1998


                                      A17

                          INDEPENDENT AUDITORS' REPORT

To the Contract Owners of
The Prudential Variable Appreciable
Account and the Board of Directors
of the Prudential Insurance Company of America
Newark, New Jersey

We have audited the accompanying statements of changes in net assets of The Prudential Variable Appreciable Account of The Prudential Insurance Company of America (comprising, respectively, the Money Market, Diversified Bond, Equity, Flexible Managed, Conservative Balanced, Zero Coupon Bond 2000, High Yield Bond, Stock Index, Equity Income, Natural Resources, Global, Government Income, Zero Coupon Bond 2005, Prudential Jennison, and Small Capitalization Stock subaccounts) for the periods presented in the year ended December 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the changes in net assets of each of the respective subaccounts constituting The Prudential Variable Appreciable Account for the respective stated periods in conformity with generally accepted accounting principles.



Deloitte & Touche LLP
Parsippany, New Jersey
February 15, 1996



                       REPORT OF INDEPENDENT ACCOUNTANTS
                       ---------------------------------


March 5, 1998

To the Board of Directors and Policyholders of The Prudential Insurance Company of America

In our opinion, the accompanying consolidated statements of financial position and the related consolidated statements of operations, of changes in equity and of cash flows present fairly, in all material respects, the financial position of The Prudential Insurance Company of America and its subsidiaries at December 31, 1997 and 1996, and the results of their operations and their cash flows for the years then ended in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.


Price Waterhouse LLP

                          INDEPENDENT AUDITORS' REPORT

To the Board of Directors of
The Prudential Insurance Company of America
Newark, New Jersey

We have audited the accompanying consolidated statements of operations, changes in equity, and cash flows of The Prudential Insurance Company of America and subsidiaries for the year ended December 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such consolidated statements of operations, changes in equity, and cash flows present fairly, in all material respects, the results of operations and cash flows of The Prudential Insurance Company of America and subsidiaries for the year ended December 31, 1995 in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
June 4, 1997


                                         THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                                        CONSOLIDATED STATEMENTS OF FINANCIAL POSITION
                                          DECEMBER 31, 1997 AND 1996 (IN MILLIONS)

                                                                                                   1997               1996
                                                                                                -----------        -----------
ASSETS
  Fixed maturities:
    Available for sale, at fair value (amortized cost, 1997: $71,496; 1996: $64,545) .......... $    75,270        $    66,553
    Held to maturity, at amortized cost (fair value, 1997: $19,894; 1996: $21,362) ............      18,700             20,403
  Trading account assets, at fair value........................................................       6,044              4,219
  Equity securities, available for sale, at fair value (cost, 1997: $2,376; 1996: $2,103) .....       2,810              2,622
  Mortgage loans on real estate ...............................................................      16,004             17,097
  Investment real estate ......................................................................       1,519              2,586
  Policy loans ................................................................................       6,827              6,692
  Securities purchased under agreements to resell .............................................       8,661              5,347
  Cash collateral for borrowed securities .....................................................       5,047              2,416
  Short-term investments ......................................................................      12,106              9,294
  Other long-term investments .................................................................       3,360              2,995
                                                                                                -----------        -----------
    Total investments .........................................................................     156,348            140,224

  Cash ........................................................................................       3,636              2,091
  Deferred policy acquisition costs ...........................................................       5,994              6,291
  Accrued investment income ...................................................................       1,909              1,828
  Receivables from broker-dealer clients ......................................................       6,273              5,281
  Other assets ................................................................................      11,276              9,990
  Separate Account assets .....................................................................      74,046             63,358
                                                                                                -----------        -----------
TOTAL ASSETS .................................................................................. $   259,482        $   229,063
                                                                                                ===========        ===========

LIABILITIES AND EQUITY

LIABILITIES
  Future policy benefits ...................................................................... $    65,581        $    63,955
  Policyholders' account balances .............................................................      32,941             36,009
  Other policyholders' liabilities ............................................................       6,659              6,043
  Policyholders' dividends ....................................................................       1,269                714
  Securities sold under agreements to repurchase ..............................................      12,347              7,503
  Cash collateral for loaned securities .......................................................      14,117              8,449
  Short-term debt .............................................................................       6,774              6,562
  Long-term debt ..............................................................................       4,273              3,760
  Income taxes payable ........................................................................         500              1,544
  Payables to broker-dealer clients ...........................................................       3,338              3,018
  Securities sold but not yet purchased .......................................................       3,533              1,900
  Other liabilities ...........................................................................      14,774              8,238
  Separate Account liabilities ................................................................      73,658             62,845
                                                                                                -----------        -----------
    TOTAL LIABILITIES .........................................................................     239,764            210,540
                                                                                                ===========        ===========

COMMITMENTS AND CONTINGENCIES (SEE NOTES 12, 13 AND 14)

EQUITY
  Retained earnings ...........................................................................      18,051             17,443
  Net unrealized investment gains .............................................................       1,752              1,136
  Foreign currency translation adjustments ....................................................         (85)               (56)
                                                                                                -----------        -----------
    TOTAL EQUITY ..............................................................................      19,718             18,523
                                                                                                -----------        -----------
TOTAL LIABILITIES AND EQUITY .................................................................. $   259,482        $   229,063
                                                                                                ===========        ===========


                 SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS




                                         THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                                            CONSOLIDATED STATEMENTS OF OPERATIONS
                                 YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (IN MILLIONS)

                                                                                    1997            1996             1995
                                                                                ------------     -----------      -----------
REVENUES
  Premiums .................................................................... $     18,534     $    18,962      $    19,783
  Policy charges and fee income ...............................................        1,828           1,912            1,824
  Net investment income .......................................................        9,863           9,742           10,178
  Realized investment gains, net ..............................................        2,187           1,138            1,503
  Commissions and other income ................................................        4,661           4,521            3,952
                                                                                ------------     -----------      -----------
    Total revenues ............................................................       37,073          36,275           37,240
                                                                                ------------     -----------      -----------

BENEFITS AND EXPENSES
  Policyholders' benefits .....................................................       18,208          19,306           19,470
  Interest credited to policyholders' account balances ........................        2,043           2,251            2,739
  Dividends to policyholders ..................................................        2,429           2,339            2,317
  General and administrative expenses .........................................       11,926          10,875           10,345
  Sales practice remediation costs ............................................        1,640             410               --
                                                                                ------------     -----------      -----------
    Total benefits and expenses ...............................................       36,246          35,181           34,871
                                                                                ------------     -----------      -----------

INCOME FROM OPERATIONS BEFORE INCOME TAXES ....................................          827           1,094            2,369
                                                                                ------------     -----------      -----------
  Income taxes
    Current ...................................................................          (46)            406            1,293
    Deferred ..................................................................          263            (390)            (167)
                                                                                ------------     -----------      -----------
                                                                                         217              16            1,126
                                                                                ------------     -----------      -----------

NET INCOME .................................................................... $        610     $     1,078      $     1,243
                                                                                ============     ===========      ===========

                 SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                  CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY
           YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (IN MILLIONS)



                                                                      FOREIGN           NET
                                                                      CURRENCY       UNREALIZED
                                                     RETAINED       TRANSLATION      INVESTMENT        TOTAL
                                                     EARNINGS       ADJUSTMENTS        GAINS           EQUITY
                                                    ---------       -----------      ----------      ---------
BALANCE, JANUARY 1, 1995 ........................   $  15,126       $     (42)       $      16       $  15,100
  Net income ....................................       1,243              --               --           1,243
  Change in foreign currency translation
    adjustments .................................          --              18               --              18
  Change in net unrealized investment gains .....          --              --            2,381           2,381
                                                    ---------       ---------        ---------       ---------

BALANCE, DECEMBER 31, 1995 ......................      16,369             (24)           2,397          18,742
  Net income ....................................       1,078              --               --           1,078
  Change in foreign currency translation
    adjustments .................................          --             (32)              --             (32)
  Change in net unrealized investment gains .....          --              --           (1,261)         (1,261)
  Additional pension liability adjustment .......          (4)             --               --              (4)
                                                    ---------       ---------        ---------       ---------

BALANCE, DECEMBER 31, 1996 ......................      17,443             (56)           1,136          18,523
  Net income ....................................         610              --               --             610
  Change in foreign currency translation
    adjustments .................................          --             (29)              --             (29)
  Change in net unrealized investment gains .....          --              --              616             616
  Additional pension liability adjustment .......          (2)             --               --              (2)
                                                    ---------       ---------        ---------       ---------
BALANCE, DECEMBER 31, 1997 ......................   $  18,051       $     (85)       $   1,752       $  19,718
                                                    =========       =========        =========       =========

                             SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
           YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (IN MILLIONS)


                                                                        1997             1996             1995
                                                                     ----------        ---------        ---------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income .....................................................   $     610         $   1,078        $   1,243
  Adjustments to reconcile net income to
   net cash provided by operating activities:
    Realized investment gains, net ...............................      (2,187)           (1,138)          (1,503)
    Policy charges and fee income ................................        (258)             (208)            (201)
    Interest credited to policyholders' account balances .........       2,043             2,128            2,616
    Depreciation and amortization ................................         258               266              398
    Other, net ...................................................       4,681            (1,180)          (2,628)
    Loss (gain) on divestitures ..................................        --                (116)             297
    Change in:
      Deferred policy acquisition costs ..........................         143              (122)            (214)
      Policy liabilities and insurance reserves ..................       2,477             2,471            2,382
      Securities purchased under agreements to resell ............      (3,314)             (217)             461
      Trading account assets .....................................      (1,825)             (433)           2,579
      Income taxes receivable/payable ............................      (1,391)             (937)             194
      Cash collateral for borrowed securities ....................      (2,631)             (332)              25
      Broker-dealer client receivables/payables ..................        (672)             (607)            (420)
      Securities sold but not yet purchased ......................       1,633               251             (225)
      Securities sold under agreements to repurchase .............       4,844              (490)            (712)
                                                                     ---------         ---------        ---------
       CASH FLOWS FROM OPERATING ACTIVITIES ......................   $   4,411         $     414        $   4,292
                                                                     ---------         ---------        ---------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from the sale/maturity of:
   Fixed maturities, available for sale ..........................   $ 123,550         $ 123,368        $  97,084
   Fixed maturities, held to maturity ............................       4,042             4,268            3,767
   Equity securities, available for sale .........................       2,572             2,162            2,370
   Mortgage loans on real estate .................................       4,299             5,731            5,553
   Investment real estate ........................................       1,842               615              435
   Other long-term investments ...................................       5,081             3,203            3,385
   Divestitures ..................................................        --                  52              790
  Payments for the purchase of:
   Fixed maturities, available for sale ..........................    (129,854)         (125,093)        (101,197)
   Fixed maturities, held to maturity ............................      (2,317)           (2,844)          (6,803)
   Equity securities, available for sale .........................      (2,461)           (2,384)          (1,391)
   Mortgage loans on real estate .................................      (3,363)           (1,906)          (3,015)
   Investment real estate ........................................        (241)             (142)            (387)
   Other long-term investments ...................................      (4,148)           (2,060)          (1,849)
  Cash collateral for securities loaned (net) ....................       5,668             2,891            3,471
  Short-term investments (net) ...................................      (2,848)           (1,915)           2,793
                                                                     ---------         ---------        ---------
       CASH FLOWS FROM INVESTING ACTIVITIES ......................   $   1,822         $   5,946        $   5,006
                                                                     ---------         ---------        ---------

                              SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

              YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (IN MILLIONS)


                                                                        1997              1996             1995
                                                                     ---------         ---------         ---------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Policyholders' account deposits ................................   $   5,020         $   2,799         $   2,724
  Policyholders' account withdrawals .............................      (9,873)           (8,099)           (9,164)
  Net increase(decrease) in short-term debt ......................         305               583            (3,077)
  Proceeds from the issuance of long-term debt ...................         324                93               763
  Repayments of long-term debt ...................................        (464)           (1,306)              (30)
                                                                     ---------         ---------         ---------

       CASH FLOWS USED IN FINANCING ACTIVITIES ...................      (4,688)           (5,930)           (8,784)
                                                                     ---------         ---------         ---------

NET INCREASE IN CASH .............................................       1,545               430               514

CASH, BEGINNING OF YEAR ..........................................       2,091             1,661             1,147
                                                                     ---------         ---------         ---------

CASH, END OF YEAR ................................................   $   3,636         $   2,091         $   1,661
                                                                     =========         =========         =========

SUPPLEMENTAL CASH FLOW INFORMATION:

Income taxes paid ................................................   $     968         $     793         $     430
                                                                     ---------         ---------         ---------

Interest paid ....................................................   $   1,243         $   1,404         $   1,413
                                                                     ---------         ---------         ---------


                                SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  BUSINESS

    The Prudential Insurance Company of America and its subsidiaries (collectively, "the Company") provide insurance and financial services throughout the United States and many locations worldwide. Principal products and services provided include life and health insurance, annuities, pension and retirement related investments and administration, managed healthcare, property and casualty insurance, securities brokerage, asset management, investment advisory services and real estate brokerage.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    BASIS OF PRESENTATION

    The consolidated financial statements include the accounts of the Prudential Insurance Company of America, a mutual life insurance company, and its subsidiaries, and those partnerships and joint ventures in which the Company has a controlling interest. The consolidated financial statements have been prepared in accordance with generally accepted accounting principles ("GAAP"). All significant intercompany balances and transactions have been eliminated.

    USE OF ESTIMATES

    The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

    INVESTMENTS

    FIXED MATURITIES classified as "available for sale" are carried at estimated fair value. Fixed maturities that the Company has both the positive intent and ability to hold to maturity are stated at amortized cost and classified as "held to maturity." The amortized cost of fixed maturities are written down to estimated fair value when considered impaired and the decline in value is considered to be other than temporary. Unrealized gains and losses on fixed maturities "available for sale," net of income tax, the effect on deferred policy acquisition costs and participating annuity contracts that would result from the realization of unrealized gains and losses, are included in a separate component of equity, "Net unrealized investment gains."

    TRADING ACCOUNT ASSETS are carried at estimated fair value.

    EQUITY SECURITIES, available for sale, comprised of common and non-redeemable preferred stock, are carried at estimated fair value. The associated unrealized gains and losses, net of income tax, the effect on deferred policy acquisition costs and participating annuity contracts that would result from the realization of unrealized gains and losses, are included in a separate component of equity, "Net unrealized investment gains."

     MORTGAGE LOANS ON REAL ESTATE are stated primarily at unpaid principal balances, net of unamortized discounts and allowance for losses on impaired loans. Impaired loans are identified by management as loans in which a probability exists that all amounts due according to the contractual terms of the loan agreement will not be collected. Impaired loans are measured based on the present value of expected future cash flows, discounted at the loan's effective interest rate or the fair value of the collateral, if the loan is collateral dependent. The Company's periodic evaluation of the adequacy of the allowance for losses is based on a number of factors, including past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay, the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. This evaluation is inherently subjective as it requires estimating the amounts and timing of future cash flows expected to be received on impaired loans.

    Interest received on impaired loans, including loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as revenue, according to management's judgment as to the collectibility of principal. Management discontinues the accrual of interest on impaired loans after the loans are 90 days delinquent as to principal or interest or earlier when management has serious doubts about collectibility. When a loan is recognized as

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


    impaired, any accrued but unpaid interest previously recorded on such loan is reversed against interest income of the current period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where interest has been interrupted for a substantial period, a regular payment performance has been established.

    INVESTMENT REAL ESTATE, which the Company has the intent to hold for the production of income, is carried at depreciated cost less any write-downs to fair value for impairment losses. Depreciation on real estate is computed using the straight-line method over the estimated lives of the properties. Real estate to be disposed of is carried at the lower of depreciated cost or fair value less selling costs and is not depreciated once classified as such.

    POLICY LOANS are carried at unpaid principal balances.

    SECURITIES PURCHASED UNDER AGREEMENTS TO RESELL AND SECURITIES SOLD UNDER AGREEMENTS TO REPURCHASE are carried at the amounts at which the securities will be subsequently resold or reacquired, including accrued interest, as specified in the respective agreements. The Company's policy is to take possession of securities purchased under agreements to resell. The market value of securities to be repurchased is monitored, and additional collateral is requested, where appropriate, to protect against credit exposure.

    SECURITIES BORROWED AND SECURITIES LOANED are recorded at the amount of cash advanced or received. With respect to securities loaned, the Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of securities borrowed and loaned on a daily basis with additional collateral obtained as necessary. Non-cash collateral received is not reflected in the Consolidated Statements of Financial Position. Substantially, all the Company's securities borrowed contracts are with other brokers and dealers, commercial banks and institutional clients. Substantially, all of the Company's securities loaned are with large brokerage firms.

    These transactions are used to generate net investment income and facilitate trading activity. These instruments are short-term in nature (usually 30 days or less) and are collateralized principally by U.S. Government and mortgage-backed securities. The carrying amounts of these instruments approximate fair value because of the relatively short period of time between the origination of the instruments and their expected realization.

    SHORT-TERM INVESTMENTS, including highly liquid debt instruments purchased with an original maturity of twelve months or less, are carried at amortized cost, which approximates fair value.

    OTHER LONG-TERM INVESTMENTS primarily represent the Company's investments in joint ventures and partnerships in which the Company does not have control and derivatives held for purposes other than trading. Joint venture and partnership investments are recorded using the equity method of accounting, reduced for other than temporary declines in value.

    REALIZED INVESTMENT GAINS, NET are computed using the specific identification method. Costs of fixed maturities and equity securities are adjusted for impairments considered to be other than temporary. Allowances for losses on mortgage loans on real estate are netted against asset categories to which they apply and provisions for losses on investments are included in "Realized investment gains, net." Unrealized gains and losses on trading account assets are included in "Commissions and other income."

    CASH

    Cash includes cash on hand, amounts due from banks, and money market instruments.

    DEFERRED POLICY ACQUISITION COSTS

    The costs which vary with and that are related primarily to the production of new insurance business are deferred to the extent such costs are deemed recoverable from future profits. Such costs include certain commissions, costs of policy issuance and underwriting, and certain variable field office expenses. Deferred policy acquisition costs are subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period. Deferred policy acquisition costs are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in equity.

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


    For life insurance, deferred policy acquisition costs are amortized over the expected life of the contracts (up to 45 years) in proportion to estimated gross margins based on historical and anticipated future experience, which is updated periodically. The effect of changes in estimated gross margins is reflected in earnings in the period they are revised. Policy acquisition costs related to interest-sensitive products and certain investment-type products are deferred and amortized over the expected life of the contracts (periods ranging from 15 to 30 years) in proportion to estimated gross profits arising principally from investment results, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated periodically. The effect of revisions to estimated gross profits on unamortized deferred acquisition costs is reflected in earnings in the period such estimated gross profits are revised.

    For property and casualty contracts, deferred policy acquisition costs are amortized over the period in which related premiums are earned. Future investment income is considered in determining the recoverability of deferred policy acquisition costs.

    For disability insurance, health insurance, group life insurance and most group annuities, acquisition costs are expensed as incurred.

    POLICYHOLDERS' DIVIDENDS

    The amount of the dividends to be paid to policyholders is determined annually by the Company's Board of Directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity, persistency and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by the Company.

    SEPARATE ACCOUNT ASSETS AND LIABILITIES

    Separate Account assets and liabilities are reported at estimated fair value and represent segregated funds which are invested for certain policyholders, pension fund and other customers. The assets consist of common stocks, fixed maturities, real estate related securities, real estate mortgage loans and short-term investments. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are generally borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The investment income and gains or losses for Separate Accounts generally accrue to the policyholders and are not included in the Consolidated Statement of Operations. Mortality, policy administration and surrender charges on the accounts are included in "Policy charges and fee income."

    INSURANCE REVENUE AND EXPENSE RECOGNITION

    Premiums from participating insurance policies are generally recognized when due. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded using the net level premium method.

    Premiums from non-participating group annuities with life contingencies are generally recognized when due. For single premium immediate annuities and structured settlements, premiums are recognized when due with any excess profit deferred and recognized in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

    Amounts received as payment for interest sensitive investment contracts, deferred annuities and participating group annuities are reported as deposits to "Policyholders' account balances." Revenues from these contracts are reflected in "Policy charges and fee income" and consist primarily of fees assessed during the period against the policyholders' account balances for mortality charges, policy administration charges, surrender charges and interest earned from the investment of these account balances. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited and amortization of deferred policy acquisition costs.

    For disability insurance, group life insurance, health insurance and property and casualty insurance, premiums are recognized over the period to which the premiums relate in proportion to the amount of insurance protection provided. Claim and claim adjustment expenses are recognized when incurred.

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


    FOREIGN CURRENCY TRANSLATION ADJUSTMENTS

    Assets and liabilities of foreign operations and subsidiaries reported in other than U.S. dollars are translated at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses are translated at the average rate prevailing during the period. Translation adjustments arising from the use of differing exchange rates from period to period are charged or credited directly to equity. The cumulative effect of changes in foreign exchange rates are included in "Foreign currency translation adjustments."

    COMMISSIONS AND OTHER INCOME

    Commissions and other income principally includes securities and commodities, commission revenues, asset management fees, investment banking revenue and realized and unrealized gains on trading account assets of the Company's broker-dealer subsidiary.

    DERIVATIVE FINANCIAL INSTRUMENTS

    Derivatives include swaps, forwards, futures, options and loan commitments subject to market risk, all of which are used by the Company in both trading and other than trading activities. Income and expenses related to derivatives used to hedge are recorded on the accrual basis as an adjustment to the carrying amount or to the yield of the related assets or liabilities over the periods covered by the derivative contracts. Gains and losses relating to early terminations of interest rate swaps used to hedge are deferred and amortized over the remaining period originally covered by the swap. Gains and losses relating to derivatives used to hedge the risks associated with anticipated transactions are deferred and utilized to adjust the basis of the transaction once it has closed. If it is determined that the transaction will not close, such gains and losses are included in "Realized investment gains, net."

    DERIVATIVES HELD FOR TRADING PURPOSES are used in the Company's securities broker-dealer business and in a limited-purpose swap subsidiary to meet the risk management needs of its customers by structuring transactions that allow customers to manage their exposure to interest rates, foreign exchange rates, indices or prices of securities and commodities and when possible, matched trading positions are established to minimize risk to the Company. Derivatives used for trading purposes are recorded at fair value as of the reporting date. Realized and unrealized changes in fair values are included in "Commissions and other income" in the period in which the changes occur.

    DERIVATIVES HELD FOR PURPOSES OTHER THAN TRADING are primarily used to hedge or reduce exposure to interest rate and foreign currency risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. Additionally, other than trading derivatives are used to change the characteristics of the Company's asset/liability mix consistent with the Company's risk management activities.

    INCOME TAXES

    The Company and its domestic subsidiaries file a consolidated federal income tax return. The Internal Revenue Code (the "Code") limits the amount of non-life insurance losses that may offset life insurance company taxable income. The Code also imposes an "equity tax" on mutual life insurance companies which, in effect, imputes an additional tax to the Company based on a formula that calculates the difference between stock and mutual insurance companies' earnings. Income taxes include an estimate for changes in the total equity tax to be paid for current and prior years. Subsidiaries operating outside the United States are taxed under applicable foreign statutes.

    Deferred income taxes are generally recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to that portion which management believes is more likely than not to be realized.

    NEW ACCOUNTING PRONOUNCEMENTS

    In June 1996, the Financial Accounting Standards Board ("FASB") issued the Statement of Financial Accounting Standards ("SFAS") No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" ("SFAS

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


    125"). The statement provides accounting and reporting standards for transfers and servicing of financial assets and extinguishments of liabilities and provides consistent standards for distinguishing transfers of financial assets that are sales from transfers that are secured borrowings. SFAS 125 became effective January 1, 1997 and is to be applied prospectively. Subsequent to June 1996, FASB issued SFAS No. 127 "Deferral of the Effective Date of Certain Provisions of SFAS 125" ("SFAS 127"). SFAS 127 delays the implementation of SFAS 125 for one year for certain provisions, including repurchase agreements, dollar rolls, securities lending and similar transactions. The Company will delay implementation with respect to those affected provisions. Adoption of SFAS 125 has not and will not have a material impact on the Company's results of operations, financial condition and liquidity.

    In June of 1997, FASB issued SFAS No. 130, "Reporting Comprehensive Income," which is effective for years beginning after December 15, 1997. This statement defines comprehensive income as "the change in equity of a business enterprise during a period from transactions and other events and circumstances from non-owner sources, excluding investments by owners and distributions to owners" and establishes standards for reporting and displaying comprehensive income and its components in financial statements. The statement requires that the Company classify items of other comprehensive income by their nature and display the accumulated balance of other comprehensive income separately from retained earnings in the equity section of the Statement of Financial Position. In addition, reclassification of financial statements for earlier periods must be provided for comparative purposes.

    RECLASSIFICATIONS

    Certain amounts in the prior years have been reclassified to conform to current year presentation.

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3. INVESTMENTS


   FIXED MATURITIES AND EQUITY SECURITIES

   The following tables provide additional information relating to fixed maturities and equity securities (excluding trading account assets) as of December 31:


                                                                                     1997
                                                      ------------------------------------------------------------------
                                                                             GROSS             GROSS
                                                         AMORTIZED        UNREALIZED        UNREALIZED        ESTIMATED
                                                           COST              GAINS            LOSSES         FAIR VALUE
                                                      --------------    --------------    --------------    ------------
FIXED MATURITIES AVAILABLE FOR SALE                                              (IN MILLIONS)
U.S. Treasury securities and obligations of
  U.S. government corporations and agencies.........  $        9,755    $          783    $           --    $     10,538

Obligations of U.S. states and
   their political subdivisions.....................           1,375                93                --           1,468

Foreign government bonds............................           3,177               218                17           3,378

Corporate securities................................          49,997             2,601               144          52,454

Mortgage-backed securities..........................           6,828               210                 5           7,033

Other fixed maturities..............................             364                35                --             399
                                                      --------------    --------------    --------------    ------------
Total fixed maturities available for sale...........  $       71,496    $        3,940    $          166    $     75,270
                                                      ==============    ==============    ==============    ============
EQUITY SECURITIES AVAILABLE FOR SALE................  $        2,376    $          680    $          246    $      2,810
                                                      ==============    ==============    ==============    ============


                                                                                     1997
                                                      ------------------------------------------------------------------
                                                                             GROSS             GROSS
                                                         AMORTIZED        UNREALIZED        UNREALIZED         ESTIMATED
                                                           COST              GAINS            LOSSES          FAIR VALUE
                                                      --------------    --------------    --------------    ------------
FIXED MATURITIES HELD TO MATURITY                                                (IN MILLIONS)
U.S. Treasury securities and obligations of
  U.S. government corporations and agencies.........  $           88    $            -    $            -    $         88

Obligations of U.S. states and
  their political subdivisions......................             152                 4                 1             155

Foreign government bonds............................              33                 5                 -              38

Corporate securities................................          18,282             1,212                34          19,460

Mortgage-backed securities..........................               1                 -                 -               1

Other fixed maturities..............................             144                 8                 -             152
                                                      --------------    --------------    --------------    ------------
Total fixed maturities held to maturity.............  $       18,700    $        1,229    $           35    $     19,894
                                                      ==============    ==============    ==============    ============


                                         THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                                          NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


3. INVESTMENTS (CONTINUED)

                                                                                     1996
                                                     -------------------------------------------------------------------
                                                                             GROSS             GROSS
                                                         AMORTIZED        UNREALIZED        UNREALIZED         ESTIMATED
                                                           COST              GAINS            LOSSES          FAIR VALUE
                                                     ---------------    --------------    --------------    ------------
FIXED MATURITIES AVAILABLE FOR SALE                                              (IN MILLIONS)
U.S. Treasury securities and obligations of
  U.S. government corporations and agencies.........  $       10,618    $          361    $           77    $     10,902

Obligations of U.S. states and
  their political subdivisions......................           1,104                29                 2           1,131

Foreign government bonds............................           2,814               137                12           2,939

Corporate securities................................          43,593             1,737               284          45,046

Mortgage-backed securities..........................           6,377               140                21           6,496

Other fixed maturities..............................              39                 1                 1              39
                                                     ---------------    --------------    --------------    ------------

Total fixed maturities available for sale........... $        64,545    $        2,405    $          397    $     66,553
                                                     ===============    ==============    ==============    ============

EQUITY SECURITIES AVAILABLE FOR SALE................ $         2,103    $          659    $          140    $      2,622
                                                     ===============    ==============    ==============    ============

                                                                                     1996
                                                     -------------------------------------------------------------------
                                                                             GROSS             GROSS
                                                         AMORTIZED        UNREALIZED        UNREALIZED         ESTIMATED
                                                           COST              GAINS            LOSSES          FAIR VALUE
                                                     ---------------    --------------    --------------    ------------
FIXED MATURITIES HELD TO MATURITY                                                (IN MILLIONS)
U.S. Treasury securities and obligations of
  U.S. government corporations and agencies......... $           309    $            3    $            6    $        306

Obligations of U.S. states and
  their political subdivisions......................               7                --                --               7

Foreign government bonds............................             162                11                --             173

Corporate securities................................          19,886             1,033                82          20,837

Mortgage-backed securities..........................              26                --                --              26

Other fixed maturities..............................              13                --                --              13
                                                     ---------------    --------------    --------------    ------------
Total fixed maturities held to maturity............. $        20,403    $        1,047    $           88    $     21,362
                                                     ===============    ==============    ==============    ============

                          INSURANCE COMPANY OF AMERICA
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3. INVESTMENTS (CONTINUED)


   The amortized cost and estimated fair value of fixed maturities by contractual maturities at December 31, 1997, is shown below:

                                                            AVAILABLE FOR SALE                HELD TO MATURITY
                                                   --------------------------------    ------------------------------
                                                                       ESTIMATED                          ESTIMATED
                                                     AMORTIZED           FAIR               AMORTIZED       FAIR
                                                       COST              VALUE                COST          VALUE
                                                   --------------    --------------    --------------    ------------
                                                            (IN MILLIONS)                       (IN MILLIONS)
   Due in one year or less.......................  $        1,991    $        2,011    $          686    $        695
   Due after one year through five years.........          18,916            19,226             4,496           4,659
   Due after five years through ten years........          16,776            17,494             7,161           7,551
   Due after ten years...........................          26,985            29,506             6,356           6,988

   Mortgage-backed securities....................           6,828             7,033                 1               1
                                                   --------------    --------------    --------------    ------------
   Total.........................................  $       71,496    $       75,270    $       18,700    $     19,894
                                                   ==============    ==============    ==============    ============

   Actual maturities may differ from contractual maturities because issuers have the right to call or prepay obligations

   Proceeds from the repayment of held to maturity fixed maturities during 1997, 1996 and 1995 were $4,042 million, $4,268 million, and $3,767 million, respectively. Gross gains of $62 million, $78 million, and $27 million, and gross losses of $1 million, $7 million, and $0.2 million were realized on prepayment of held to maturity fixed maturities during 1997, 1996 and 1995, respectively.

   Proceeds from the sale of available for sale fixed maturities during 1997, 1996 and 1995 were $120,604 million, $121,910 million and $96,134 million, respectively. Proceeds from the maturity of available for sale fixed maturities during 1997, 1996 and 1995 were $2,946 million, $1,458 million, and $950 million, respectively. Gross gains of $1,310 million, $1,562 million, and $2,052 million and gross losses of $639 million, $1,026 million, and $941 million were realized on sales and prepayments of available for sale fixed maturities during 1997, 1996 and 1995, respectively.

   Write downs for impairments of fixed maturities which were deemed to be other than temporary were $13 million, $54 million and $100 million for the years 1997, 1996 and 1995, respectively.

   During the year ended December 31, 1997, there were no securities classified as held to maturity that were sold and two securities so classified were transferred to the available for sale portfolio. These actions were taken as a result of a significant deterioration in credit worthiness. The aggregate amortized cost of the securities transferred was $26 million with gross unrealized investment gains of $0.5 million charged to "Net unrealized investment gains."

   During the year ended December 31, 1996, one security classified as held to maturity was sold and two securities so classified were transferred to the available for sale portfolio. These actions were taken as a result of a significant deterioration in credit worthiness. The amortized cost of the security sold was $35 million with a related realized investment loss of $0.7 million; the aggregate amortized cost of the securities transferred was $26 million with gross unrealized investment losses of $6 million charged to "Net unrealized investment gains."

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3.   INVESTMENTS (CONTINUED)


     MORTGAGE LOANS ON REAL ESTATE

     The Company's mortgage loans were collateralized by the following property types at December 31:

                                                                 1997                                  1996
                                                 ---------------------------------      --------------------------------
                                                                                (IN MILLIONS)
Office buildings...............................  $         4,692             28.5%      $        6,056             34.4%
Retail stores..................................            3,078             18.7%               3,676             20.9%
Residential properties.........................              891              5.4%                 961              5.4%
Apartment complexes............................            3,551             21.6%               2,954             16.8%
Industrial buildings...........................            1,958             11.9%               1,807             10.3%
Agricultural properties........................            1,666             10.1%               1,550              8.8%
Other..........................................              618              3.8%                 608              3.4%
                                                 ---------------         ---------      --------------            ------
                                       Subtotal           16,454            100.0%              17,612            100.0%
                                                                         =========                                ======
Allowance for losses...........................             (450)                                 (515)
                                                 ---------------                        --------------
Net carrying value.............................  $        16,004                        $       17,097
                                                 ===============                        ==============

     The mortgage loans are geographically dispersed throughout the United States and Canada with the largest concentrations in California (25.3%) and New York (8.3%) at December 31, 1997. Included in the above balances are mortgage loans receivable from affiliated joint ventures of $225 million and $461 million at December 31, 1997 and 1996, respectively.

     Activity in the allowance for losses for all mortgage loans, for the years ended December 31, is summarized as follows:

                                                                1997               1996              1995
                                                          ----------------   ----------------   ---------------
                                                                              (IN MILLIONS)
Allowance for losses, beginning of year..............     $            515   $            862   $         1,004
Additions charged to operations......................                   19                  9                 6
Release of allowance for losses......................                  (60)              (256)              (32)
Charge-offs, net of recoveries.......................                  (24)              (100)             (116)
                                                           ---------------   ----------------   ---------------
Allowance for losses, end of year....................     $            450   $            515   $           862
                                                          ================   ================   ===============

     The $60 million, $256 million and $32 million reduction of the mortgage loan allowance for losses in 1997, 1996 and 1995, respectively, is primarily attributable to the improved economic climate, changes in the nature and mix of borrowers and underlying collateral and a significant decrease in impaired loans consistent with a general decrease in the mortgage loan portfolio due to prepayments, sales and foreclosures.

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3.   INVESTMENTS (CONTINUED)


     Impaired mortgage loans and related allowance for losses at December 31, are as follows:

                                                                        1997                     1996
                                                                 -----------------        ------------------
                                                                               (IN MILLIONS)
Impaired mortgage loans with allowance for losses .............  $             330        $              941
Impaired mortgage loans with no allowance for losses ..........              1,303                     1,491
Allowance for losses ..........................................                (97)                     (189)
                                                                 -----------------        ------------------
Net carrying value of impaired mortgage loans .................  $           1,536        $            2,243
                                                                 =================        ==================

     Impaired mortgage loans with no provision for losses are loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. The average recorded investment in impaired loans before allowance for losses was $2,102 million, $2,842 million and $4,146 million during 1997, 1996 and 1995, respectively. Net investment income recognized on these loans totaled $140 million, $265 million and $415 million for the years ended December 31, 1997, 1996 and 1995, respectively.

     INVESTMENT REAL ESTATE

     The Company's "investment real estate" of $1,519 million and $2,586 million at December 31, 1997 and 1996, respectively, is held through direct ownership. Of the Company's real estate, $1,490 million and $406 million consists of commercial and agricultural assets held for disposal at December 31, 1997 and 1996, respectively. Impairment losses and the valuation allowances aggregated $40 million, $38 million and $124 million for the years ended December 31, 1997, 1996 and 1995, respectively, and are included in "Realized investment gains, net."

     RESTRICTED ASSETS AND SPECIAL DEPOSITS

     Assets of $2,783 million and $2,453 million at December 31, 1997 and 1996, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws. Additionally, assets valued at $2,352 million at December 31, 1997, were held in voluntary trusts. Of this amount, $1,801 million related to the multi-state policyholder settlement as described in Note 14. The remainder relates to trusts established to fund guaranteed dividends to certain policyholders. The terms of these trusts provide that the assets are to be used for payment of the designated settlement and dividend benefits, as the case may be. Assets valued at $741 million and $3,414 million at December 31, 1997 and 1996, respectively, were maintained as compensating balances or pledged as collateral for bank loans and other financing agreements. Restricted cash and securities of $1,835 million and $1,614 million at December 31, 1997, and 1996, respectively, were included in the consolidated financial statements. The restricted cash represents funds deposited by clients and funds accruing to clients as a result of trades or contracts.

     OTHER LONG-TERM INVESTMENTS

     The Company's "Other long-term investments" of $3,360 million and $2,995 million as of December 31, 1997 and 1996, respectively, are composed of $1,349 million and $832 million in real estate related interests and $2,011 million and $2,163 million of non-real estate related interests, including a $149 million net investment in a leveraged lease entered into in 1997. The Company's share of net income from such entities was $411 million, $245 million, and $326 million for 1997, 1996, and 1995, respectively, and is reported in "Net investment income."

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3.   INVESTMENTS (CONTINUED)


     INVESTMENT INCOME AND INVESTMENT GAINS AND LOSSES

     NET INVESTMENT INCOME arose from the following sources for the years ended December 31:


                                                                   1997             1996            1995
                                                              --------------   --------------   -----------
                                                                              (IN MILLIONS)
Fixed maturities-available for sale........................   $        5,074   $        4,871  $       4,774
Fixed maturities-held to maturity..........................            1,622            1,793          1,717
Trading account assets.....................................              504              444            588
Equity securities-available for sale ......................               52               81             57
Mortgage loans on real estate..............................            1,555            1,690          2,075
Real estate ...............................................              565              685            742
Policy loans...............................................              396              384            392
Securities purchased under agreements to resell............               15               11             19
Receivables from broker-dealer clients.....................              706              579            678
Short-term investments.....................................              697              536            590
Other investment income....................................              573              725            983
                                                              --------------   --------------  -------------
Gross investment income....................................           11,759           11,799         12,615
Less investment expenses...................................           (1,896)          (2,057)        (2,437)
                                                              --------------   --------------  -------------
Net investment income......................................   $        9,863   $        9,742  $      10,178
                                                              ==============   ==============  =============

     REALIZED INVESTMENT GAINS, NET, including changes in allowances for losses and charges for other than temporary reductions in value, for the years ended December 31, were from the following sources:


                                                                   1997             1996            1995
                                                              --------------   --------------   -----------
                                                                               (IN MILLIONS)
Fixed maturities.......................................       $          684   $          513   $     1,180
Mortgage loans on real estate .........................                   68              248            67
Investment real estate ................................                  700               76           (19)
Equity securities-available for sale ..................                  363              267           400
Other gains (losses)...................................                  372               34          (125)
                                                              --------------   --------------   -----------

Realized investment gains, net.........................       $        2,187   $        1,138   $     1,503
                                                              ==============   ==============   ===========


     NET UNREALIZED INVESTMENT GAINS on securities available for sale are included in the consolidated statement of financial position as a component of equity, net of tax. Changes in these amounts for the years ended December 31, are as follows:


                                                                       1997                  1996
                                                                -----------------     -----------------
                                                                             (IN MILLIONS)
Balance, beginning of year.................................     $          1,136      $           2,397
Changes in unrealized investment
  gains(losses) attributable to:
   Fixed maturities .......................................                1,766                 (2,892)
   Equity securities.......................................                  (85)                   254
   Participating group annuity contracts...................                 (564)                   479
   Deferred policy acquisition costs.......................                 (154)                   261
   Deferred federal income taxes...........................                 (347)                   637
                                                                -----------------     -----------------
   Sub-total...............................................                  616                 (1,261)
                                                                -----------------     -----------------
Balance, end of year.......................................     $          1,752      $           1,136
                                                                =================     =================

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3.   INVESTMENTS (CONTINUED)


     Based on the carrying value, assets categorized as "non-income producing" for the year ended December 31, 1997 included in fixed maturities available for sale, mortgage loans on real estate and other long term investments totaled $26 million, $93 million and $7 million, respectively.

4.   DEFERRED POLICY ACQUISITION COSTS

     The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:



                                                                   1997             1996            1995
                                                              --------------   --------------   -----------
                                                                               (IN MILLIONS)
Balance, beginning of year ............................       $        6,291   $        6,088   $     6,403
Capitalization of commissions, sales and issue expenses                1,049              931           919
Amortization and other adjustments.....................               (1,192)            (989)         (783)
Change in unrealized investment gains .................                 (154)             261          (451)
                                                              --------------   --------------   -----------
Balance, end of year ..................................       $        5,994   $        6,291   $     6,088
                                                              ==============   ==============   ===========


5.   FUTURE POLICY BENEFITS AND OTHER POLICYHOLDERS' LIABILITIES

     FUTURE POLICY BENEFITS at December 31 are as follows:


                                                                       1997                  1996
                                                                -----------------     -----------------
                                                                             (IN MILLIONS)
Life insurance ............................................     $         46,712      $          44,118
Annuities .................................................               15,469                 14,828
Other contract liabilities ................................                3,400                  5,009
                                                                -----------------     -----------------
Future policy benefits ....................................     $         65,581      $          63,955
                                                                =================     =================

Life insurance liabilities include reserves for death and endowment policy benefits, terminal dividends, premium deficiency reserves and certain health benefits. Annuity liabilities include reserves for immediate annuities and non-participating group annuities. Other contract liabilities primarily consist of unearned premium and benefit reserves for group health products.

The following table highlights the key assumptions generally utilized in calculating these reserves:


          PRODUCT                  MORTALITY                INTEREST RATE            ESTIMATION METHOD
-------------------------     ------------------------      ---------------          ------------------------
Life insurance                Generally rates               2.5% to 7.5%             Net level premium
                              guaranteed in calculating                              based on non-forfeiture
                              cash surrender values                                  interest rate

Individual immediate          1983 Individual               3.25% to 11.25%          Present value of
annuities                     Annuity Mortality                                      expected future payments
                              Table with certain                                     based on historical
                              modifications                                          experience

Group annuities in            1950 Group                    3.75% to 17.35%          Present value of
payout status                 Annuity Mortality                                      expected future payments
                              Table  with certain                                    based on historical
                              modifications                                          experience

Other contract liabilities    --                            6.0% to 7.0%             Present value of
                                                                                     expected future payments
                                                                                     based on historical
                                                                                     experience

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


5.   FUTURE POLICY BENEFITS AND OTHER POLICYHOLDERS' LIABILITIES (CONTINUED)

     For the above categories, premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are insufficient to provide for expected future policy benefits and expenses. A premium deficiency reserve has been recorded for the group single premium annuity business, which consists of limited-payment, long duration, traditional non-participating annuities. A liability of $1,645 million and $1,320 million is included in "Future policy benefits" with respect to this deficiency for the years ended December 31, 1997 and 1996, respectively.

     POLICYHOLDERS' ACCOUNT BALANCES at December 31, are as follows:


                                                                          1997            1996
                                                                       ---------       ---------
                                                                             (IN MILLIONS)
     Individual annuities........................................      $   5,695       $   6,408
     Group annuities & guaranteed investment contracts...........         19,053          21,706
     Interest-sensitive life contracts...........................          3,160           2,888
     Dividend accumulations......................................          5,033           5,007
                                                                       ---------       ---------
     Policyholders' account balances.............................      $  32,941       $  36,009
                                                                       =========       =========

     Policyholders' account balances for interest-sensitive life and investment-type contracts are equal to policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less withdrawals, expenses and mortality charges.

     Certain contract provisions that determine the policyholder account balances are as follows:

                                                                               WITHDRAWAL/
    PRODUCT                                      INTEREST RATE              SURRENDER CHARGES
    -----------------------------------   ------------------------    -------------------------------------
    Individual annuities                  3.1% to 6.6%                0% to 8% for up to 8 years

    Group annuities                       5.0% to 12.7%               Contractually  limited  or  subject to
                                                                      market value adjustments

    Guaranteed investment contracts       3.9% to 14.34%              Subject  to  market  value  withdrawal
                                                                      provisions  for  any  funds  withdrawn
                                                                      other than for benefit  responsive and
                                                                      contractual payments

    Interest sensitive life contracts     4.0% to 6.5%                Various up to 10 years

    Dividend accumulations                3.0% to 4.0%

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


5.   FUTURE POLICY BENEFITS AND OTHER POLICYHOLDERS' LIABILITIES (CONTINUED)

     OTHER POLICYHOLDERS' LIABILITIES. The following table provides a reconciliation of the activity in the liability for unpaid claims and claim adjustment expense for property and casualty and accident and health insurance, which is included in "Other policyholder's liabilities" at December 31:

                                                                          1997         1996          1995
                                                                      ----------    ----------    ----------
                                                                                  (IN MILLIONS)
     Balance at January 1.........................................    $    6,043    $    5,933    $    7,983
       Less reinsurance recoverables..............................           563           572           865
                                                                      ----------    ----------    ----------

     Net balance at January 1.....................................         5,480         5,361         7,118
                                                                      ----------    ----------    ----------

     Incurred related to:
       Current year...............................................        10,691        10,281        10,534
       Prior years................................................            11           (91)          141
                                                                      ----------    ----------    ----------

     Total incurred...............................................        10,702        10,190        10,675
                                                                      ----------    ----------    ----------

     Paid related to:
       Current year...............................................         7,415         7,497         7,116
       Prior years................................................         2,651         2,574         2,800
                                                                      ----------    ----------    ----------

     Total paid...................................................        10,066        10,071         9,916
                                                                      ----------    ----------    ----------
     Less Reinsurance
       Segment....................................................            --            --         2,516
                                                                      ----------    ----------    ----------

     Net balance at December 31...................................         6,116         5,480         5,361
       Plus reinsurance recoverables..............................           543           563           572
                                                                      ----------    ----------    ----------

     Balance at December 31.......................................    $    6,659    $    6,043    $    5,933
                                                                      ==========    ==========    ==========

     The changes in provision for claims and claim adjustment expenses related to prior years of $11 million, $(91) million and $141 million in 1997, 1996 and 1995, respectively, are due to such factors as changes in claim cost trends in healthcare, an accelerated decline in indemnity health business, and lower than anticipated property and casualty unpaid claims and claim adjustment expenses.

     The other policyholders' liabilities presented above consist primarily of unpaid claim liabilities which include estimates for liabilities associated with reported claims and for incurred but not reported claims based, in part, on the Company's experience. Changes in the estimated cost to settle unpaid claims are charged or credited to the statement of operations periodically as the estimates are revised. Accident and health unpaid claims liabilities for 1997 and 1996 included above are discounted using interest rates ranging from 6.0% to 7.5%.

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


6.   SHORT-TERM AND LONG-TERM DEBT

     Debt consists of the following at December 31:

     SHORT-TERM DEBT

                                                                         1997                     1996
                                                                    --------------           --------------
                                                                                (IN MILLIONS)
     Commercial paper..........................................     $        4,268           $        4,511
     Notes payable.............................................              2,151                    1,614
     Current portion of long-term debt.........................                355                      437
                                                                    --------------           --------------

          Total short-term debt................................     $        6,774           $        6,562
                                                                    ==============           ==============

     The weighted average interest rate on outstanding short-term debt was approximately 6.0% and 5.6% at December 31, 1997 and 1996, respectively.

     The Company issues commercial paper primarily to manage operating cash flows and existing commitments, meet working capital needs and take advantage of current investment opportunities. Commercial paper borrowings are supported by various lines of credit.

     LONG-TERM DEBT

     DESCRIPTION                                        MATURITY DATES          RATE             1997            1996
     ------------------------------------             -----------------    --------------      ---------       ----------
                                                                                                     (IN MILLIONS)
     Floating rate notes ("FRN")                              1998               6.5%          $       40      $      128
     Long term notes                                      1998 - 2023          4% - 12%             1,194           1,023
     Zero coupon notes                                    1998 - 1999          8.6% (a)               334             365
     Australian dollar notes                                  1997                9%                   --              55
     Canadian dollar notes                                1997 - 1998        7.0% - 9.125%            117             320
     Japanese yen notes                                   1998 - 2000         0.5% - 4.6%             178              90
     Swiss francs notes                                       1998              3.875%                120             103
     Canadian dollar FRN                                      2003               5.89%                 96              96
     Surplus notes                                        2003 - 2025        6.875% - 8.3%            986             985
     Commercial paper backed by long-term
        credit agreements                                                                           1,500           1,000
     Other notes payable                                  1998 - 2017          4% - 7.5%               63              32
                                                                                               ----------      ----------
     Sub-total.............................................................................         4,628           4,197
        Less: current portion of long-term debt............................................          (355)           (437)
                                                                                               ----------      ----------
     Total long-term debt..................................................................    $    4,273      $    3,760
                                                                                               ==========      ==========

     (a) The rate shown for zero coupon notes, which do not bear interest, represents a level yield to maturity.

     Payment of interest and principal on the surplus notes of $686 million issued after 1993 may be made only with the prior approval of the Commissioner of Insurance of the State of New Jersey.

     In order to modify exposure to interest rate and currency exchange rate movements, the Company utilizes derivative instruments, primarily interest rate swaps, in conjunction with some of its debt issues. The effect of these derivative instruments is included in the calculation of the interest expense on the associated debt, and as a result, the effective interest rates on the debt may differ from the rates reflected in the tables above. Floating rates are determined by formulas and may be subject to certain minimum or maximum rates.

     Scheduled principal repayments of long-term debt as of December 31, 1997, are as follows: $357 million in 1998, $808 million in 1999, $260 million in 2000, $32 million in 2001, $1,814 million in 2002 and $1,379 million thereafter.

     At December 31, 1997, the Company had $8,257 million in lines of credit from numerous financial institutions of which $5,160 million were unused. These lines of credit generally have terms ranging from 1 to 5 years.

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


7.   EMPLOYEE BENEFIT PLANS

     PENSION PLANS

     The Company has one funded non-contributory defined benefit pension plan, which covers substantially all of its employees. The Company also has several non-contributory non-funded defined benefit plans covering certain executives. Benefits are generally based on career average earnings and credited length of service. The Company's funding policy is to contribute annually an amount necessary to satisfy the Internal Revenue Service contribution guidelines.

     Prepaid and accrued pension costs are included in "Other assets" and "Other liabilities," respectively, in the Company's consolidated statements of financial position. The status of these plans as of September 30, adjusted for fourth quarter activity related to funding activity and contractual termination benefits is summarized below:


                                                                 1997                                   1996
                                                  ---------------------------------      --------------------------------
                                                       ASSETS          ACCUMULATED           ASSETS          ACCUMULATED
                                                       EXCEED           BENEFITS             EXCEED           BENEFITS
                                                    ACCUMULATED          EXCEED            ACCUMULATED         EXCEED
                                                      BENEFITS           ASSETS             BENEFITS           ASSETS
                                                  ---------------    --------------      --------------     -------------
                                                                                (IN MILLIONS)
     Actuarial present value of
       benefit obligation:
       Vested benefit obligation..............      $     (4,129)     $       (205)        $    (3,826)     $        (180)
                                                    ============      ============         ===========      =============

       Accumulated benefit obligation.........      $     (4,434)     $       (226)        $    (4,121)     $        (198)
                                                    ============      ============         ===========      =============

     Projected benefit obligation.............      $     (5,238)     $       (319)        $    (4,873)     $        (274)

     Plan assets at fair value................             8,489                --               7,306                 --
                                                    ------------      ------------         -----------      -------------
     Plan assets in excess of (less than)
       projected benefit obligation...........             3,251              (319)              2,433               (274)
     Unrecognized transition amount...........              (662)                1                (769)                 1
     Unrecognized prior service cost..........               317                10                 356                 11
     Unrecognized net (gain) loss.............            (1,689)               45                (916)                16
     Additional minimum liability.............                --               (11)                 --                (10)
     Effect of fourth quarter activity........               (67)                4                 (98)                 4
                                                    ------------      ------------         -----------      -------------
     Prepaid (accrued) pension cost
       at December 31.........................      $      1,150      $       (270)        $     1,006      $        (252)
                                                    ============      ============         ===========      =============

     Plan assets consist primarily of equity securities, bonds, real estate and short-term investments, of which $6,022 million and $5,668 million are included in Separate Account assets and liabilities at December 31, 1997 and 1996, respectively.

     Effective December 31, 1996, The Prudential Securities Incorporated Cash Balance Plan (the "PSI Plan") was merged into The Retirement System for United States Employees and Special Agents of The Prudential Insurance Company of America (the "Prudential Plan"). The name of the merged plan is The Prudential Merged Retirement Plan ("Merged Retirement Plan"). All of the assets of the Merged Retirement Plan are available to pay benefits to participants and their beneficiaries who are covered by the Merged Retirement Plan. The merger of the plans had no effect on the December 31, 1996 consolidated financial position or results of operations.

     During 1996, the Prudential Plan was amended to provide cost of living adjustments for retirees. The effect of this plan amendment increased benefit obligations and unrecognized prior service cost by $170 million at September 30, 1996. In addition, the Prudential Plan was amended to provide contractual termination benefits to certain plan participants who were notified between September 15, 1996 and December 31, 1997 that their employment had been terminated. During 1997, the Prudential Retirement Plan Document, a component of the Merged Retirement Plan was amended to extend the contractual termination benefits to December 31, 1998. Costs related to these amendments are reflected below in contractual termination benefits.

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


7.   EMPLOYEE BENEFIT PLANS (CONTINUED)

     Net periodic pension income included in "General and administrative expenses" in the Company's consolidated statement of operations for the years ended December 31, 1997, 1996 and 1995 include the following components:


                                                                     1997                1996                 1995
                                                                --------------       -------------       --------------
                                                                                     (IN MILLIONS)
     Service cost-benefits earned during the year.........      $          127       $         140       $          133
     Interest cost on projected benefit obligation........                 376                 354                  392
     Actual return on plan assets.........................              (1,693)               (748)              (1,288)
     Net amortization and deferral........................               1,012                  73                  629
     Contractual termination benefits.....................                  30                  63                   --
                                                                --------------       -------------       --------------
     Net periodic pension income..........................      $         (148)      $        (118)      $         (134)
                                                                ==============       =============       ==============

     The assumptions at September 30 used by the Company are to calculate the projected benefit obligations as of that date and determine the pension expense for the following fiscal year:


                                                                       1997                1996                 1995
                                                                  --------------       -------------       --------------

     Discount rate..........................................           7.25%               7.75%                7.50%

     Rate of increase in compensation levels................           4.50%               4.50%                4.50%

     Expected long-term rate of return on plan assets.......           9.50%               9.50%                9.00%

     OTHER POSTRETIREMENT BENEFITS

     The Company provides certain life insurance and health care benefits for its retired employees, their beneficiaries and covered dependents. Substantially all of the Company's employees may become eligible to receive benefits if they retire after age 55 with at least 10 years of service, or under circumstances after age 50 with at least 20 years of continuous service.

     The Company has elected to amortize its transition obligation over 20 years. Post-retirement benefits are funded as considered necessary by Company management. The Company's funding of its postretirement benefit obligations totaled $43 million, $38 million and $94 million in 1997, 1996 and 1995, respectively.

     In 1995 the Company modified the restrictions on certain post-retirement plan assets to allow these assets to be used for benefits related to both active and retired employees. Formerly, these benefits were available only for retired employees. In connection with this modification, the Company transferred $120 million from one of these plans in 1995. Of the $120 million transferred, $45 million went to Union Post-Retirement Benefits and $75 million went to Union Medical Benefits.

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


7.   EMPLOYEE BENEFIT PLANS (CONTINUED)

     The status of the plan at September 30, adjusted for assets transferred to the plan in the fourth quarter, is provided below. Accrued post-retirement benefit costs are included in "Other liabilities" in the Company's consolidated statement of financial position.

                                                                                  1997            1996
                                                                               ----------      ----------
                                                                                     (IN MILLIONS)
     Accumulated postretirement benefit obligation (APBO):
        Retirees..........................................................     $  (1,516)      $  (1,423)
        Fully eligible active plan participants...........................           (36)            (35)
        Other active plan participants....................................          (576)           (544)
                                                                               ---------       ---------
           Total APBO.....................................................        (2,128)         (2,002)
     Plan assets at fair value............................................         1,354           1,313
                                                                               ---------       ---------
     Funded status........................................................          (774)           (689)
     Unrecognized transition amount.......................................           707             787
     Unrecognized net gain ...............................................          (364)           (428)
     Effects of fourth quarter activity...................................            33              28
                                                                               ---------       ---------
     Accrued postretirement benefit cost at December 31...................     $    (398)      $    (302)
                                                                               =========       =========

     Plan assets with respect to this coverage consist of group and individual variable life insurance policies, group life and health contracts, common stocks, U.S. government securities and short-term investments. Plan assets include $1,044 million and $1,003 million of Company insurance policies and contracts at December 31, 1997 and 1996, respectively.

     Net periodic postretirement benefit cost included in "General and administrative expenses" for the years ended December 31, 1997, 1996 and 1995 includes the following components:


                                                                       1997           1996            1995
                                                                    ----------     -----------     -----------
                                                                                  (IN MILLIONS)
     Service cost..............................................    $        38     $        45     $        44
     Interest cost.............................................            149             157             169
     Actual return on plan assets..............................           (120)           (105)           (144)
     Net amortization and deferral.............................             70              53             111
                                                                   -----------     -----------     -----------
     Net periodic postretirement benefit cost..................    $       137     $       150     $       180
                                                                   ===========     ===========     ===========

     The following assumptions at September 30 are used to calculate the APBO as of that date and determine postretirement benefit expense for the following fiscal year:


                                                                       1997            1996            1995
                                                                     ---------       ---------       ---------
     Discount rate.............................................          7.25%           7.75%           7.50%
     Rate of increase in compensation levels...................           4.5%            4.5%            4.5%
     Expected long-term rate of return on plan assets..........           9.0%            9.0%            8.0%
     Health care cost trend rates..............................      8.2-11.8%       8.5-12.5%       8.9-13.3%
     Ultimate health care cost trend rate after gradual
     decrease until 2006.......................................           5.0%            5.0%            5.0%


                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


7.   EMPLOYEE BENEFIT PLANS (CONTINUED)

     The effect of a 1% increase in health care cost trend rates for each future year on the following costs at December 31, are as follows:


                                                                     1997             1996             1995
                                                                  ----------       ----------       ----------
                                                                                  (IN MILLIONS)
     Accumulated postretirement benefit obligation............    $    (218)       $    (207)       $    (217)
     Service and interest costs...............................           24               25               27

     POSTEMPLOYMENT BENEFITS

     The Company accrues postemployment benefits primarily for life and health benefits provided to former or inactive employees who are not retirees. The net accumulated liability for these benefits at December 31, 1997 and 1996 was $144 million and $156 million, respectively, and is included in "Other liabilities."

     OTHER EMPLOYEE BENEFITS

     The Company sponsors voluntary savings plans for employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to three percent of annual salary, resulting in $63 million, $57 million, and $61 million of expenses included in "General and administrative expenses" for 1997, 1996 and 1995, respectively.

8.   INCOME TAXES

     The components of income tax expense for the years ended December 31, were as follows:


                                                                     1997             1996             1995
                                                                  ---------        ---------        ---------
                                                                                 (IN MILLIONS)
     Current tax expense (benefit):
     U.S......................................................    $    (158)       $     255        $   1,189
     State and Iocal..........................................           48              103               38
     Foreign..................................................           64               48               66
                                                                  ---------        ---------        ---------
     Total....................................................    $     (46)       $     406        $   1,293
                                                                  =========        =========        =========

     Deferred tax expense (benefit):
     U.S......................................................    $     227        $    (442)       $    (166)
     State and Iocal..........................................            3               (2)             (10)
     Foreign..................................................           33               54                9
                                                                  ---------        ---------        ---------
     Total....................................................    $     263        $    (390)       $    (167)
                                                                  =========        =========        =========

     Total income tax expense.................................    $     217        $      16        $   1,126
                                                                  =========        =========        =========

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


8.   INCOME TAXES (CONTINUED)

     The Company's income tax expense for the years ended December 31, differs from the amount computed by applying the expected federal income tax rate of 35% to income from operations before income taxes for the following reasons:


                                                                        1997         1996         1995
                                                                      --------     --------     --------
                                                                                 (IN MILLIONS)
     Expected federal income tax expense..........................    $    290     $    382     $    829
     Equity tax...................................................         (91)        (365)         163
     State and local income taxes.................................          51          100           28
     Tax-exempt interest and dividend received deduction..........         (67)         (50)         (77)
     Other........................................................          34          (51)         183
                                                                      --------     --------     --------
     Total income tax expense.....................................    $    217     $     16     $  1,126
                                                                      ========     ========     ========


     Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:


                                                                         1997             1996
                                                                       -------          --------
                                                                             (IN MILLIONS)
     Deferred tax assets
       Insurance reserves..........................................   $  1,482          $  1,316
       Policyholder dividends......................................        250               257
       Net operating loss carryforwards............................         80               268
       Depreciation................................................         --                44
       Litigation related reserves.................................        178               297
       Employee benefits...........................................         42                10
       Other.......................................................        360               329
                                                                      --------          --------
       Deferred tax assets before valuation allowance..............      2,392             2,521
       Valuation allowance.........................................        (18)              (36)
                                                                      --------          --------
       Deferred tax assets after valuation allowance...............      2,374             2,485
                                                                      --------          --------
     Deferred tax liabilities
       Investments.................................................      1,867             1,183
       Deferred acquisition costs..................................      1,525             1,707
       Depreciation................................................         36                --
       Other.......................................................         73               110
                                                                      --------          --------
       Deferred tax liabilities....................................      3,501             3,000
                                                                      --------          --------
     Net deferred tax liability....................................   $  1,127          $    515
                                                                      ========          ========


     The Company's income taxes payable of $500 million and $1,544 million includes a $627 million current income tax receivable at December 31, 1997 and a $1,029 million current income taxes payable at December 31, 1996.

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


8.   INCOME TAXES (CONTINUED)

     Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its net deferred tax asset after valuation allowance. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of the deferred tax asset that is realizable. At December 31, 1997, the Company had state non-life operating loss carryforwards for tax purposes approximating $800 million.

     The Internal Revenue Service (the "Service") has completed an examination of the consolidated federal income tax return through 1989. The Service has examined the years 1990 through 1992. Discussions are being held with the Service with respect to proposed adjustments, however, management believes there are adequate defenses against, or sufficient reserves to provide for, such adjustments. The Service has begun their examination of the years 1993 through 1995.

9.   EQUITY

     RECONCILIATION OF STATUTORY SURPLUS AND NET INCOME

     Accounting practices used to prepare statutory financial statements for regulatory purposes differ in certain instances from GAAP. The following table reconciles the Company's statutory net income and surplus as of and for the years ended December 31, determined in accordance with accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance with net income and equity determined using GAAP:


                                                                          1997         1996         1995
                                                                        --------     --------     --------
                                                                                   (IN MILLIONS)
     STATUTORY NET INCOME...........................................    $  1,471     $  1,402     $    478
     Adjustments to reconcile to net income on a GAAP basis:
       Insurance revenues and expenses..............................          12         (478)        (496)
       Income taxes.................................................         601          439         (596)
       Valuation of investments.....................................         (62)         121           --
       Realized investment gains....................................         702          327        1,562
       Litigation and other reserves................................      (1,975)        (906)          --
       Other, net...................................................        (139)         173          295
                                                                        --------     --------     --------
     GAAP NET INCOME................................................    $    610     $  1,078     $  1,243
                                                                        ========     ========     ========



                                                                          1997         1996
                                                                        --------     --------
                                                                             (IN MILLIONS)
     STATUTORY SURPLUS..............................................    $  9,242     $  9,375
     Adjustments to reconcile to equity on a GAAP basis:
       Deferred policy acquisition costs............................       5,994        6,291
       Valuation of investments.....................................       8,067        5,624
       Future policy benefits and policyholder account balances.....      (2,906)      (1,976)
       Non-admitted assets..........................................       1,643        1,285
       Income taxes.................................................      (1,070)        (654)
       Surplus notes................................................        (986)        (985)
       Other, net...................................................        (266)        (437)
                                                                        --------     --------
     GAAP EQUITY....................................................    $ 19,718     $ 18,523
                                                                        ========     ========


                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

9.   EQUITY (CONTINUED)

     The New York State Insurance Department ("Department") recognizes only statutory accounting for determining and reporting the financial condition of an insurance company, for determining its solvency under the New York Insurance Law and for determining whether its financial condition warrants the payment of a dividend to its policyholders. No consideration is given by the Department to financial statements prepared in accordance with GAAP in making such determinations.

10.  OPERATING LEASES

     The Company and its subsidiaries occupy leased office space in many locations under various long-term leases and have entered into numerous leases covering the long-term use of computers and other equipment. At December 31, 1997, future minimum lease payments under non-cancelable operating leases are estimated as follows:

                                                   (IN MILLIONS)

     1998........................................     $    313

     1999........................................          277

     2000........................................          230

     2001........................................          201

     2002........................................          171

     Remaining years after 2002..................          833
                                                   -----------

     Total.......................................     $  2,025
                                                   ===========



     Rental expense incurred for the years ended December 31, 1997 and 1996 was approximately $352 million and $343 million, respectively.


11.  DIVESTITURES

     In October 1995, the Company completed the sale of its reinsurance segment, Prudential Reinsurance Holdings, Inc., through an initial public offering of common stock. As a result of the sale, an after-tax loss of $297 million was recorded in 1995.

     On January 26, 1996, the Company entered into a definitive agreement to sell substantially all the assets of Prudential Home Mortgage Company, Inc. It has also liquidated certain mortgage-backed securities and extended warehouse losses, asset write downs, and other costs directly related to the planned sale. The Company recorded an after-tax loss in 1995 of $98 million which includes operating gains and losses, asset write downs and other costs directly related with the planned sale. The net assets of the mortgage banking segment at December 31, 1995 was $78 million, comprised of $4,293 million in assets and $4,215 million in liabilities.

     On July 31, 1996, the Company sold a substantial portion of its Canadian Branch business to the London Life Insurance Company ("London Life"). This transaction was structured as a reinsurance transaction whereby London Life assumed total liabilities of the Canadian Branch equal to $3,291 million as well as a related amount of assets equal to $3,205 million. This transfer resulted in a reduction of policy liabilities of $3,257 million and a corresponding reduction in invested assets. The Company recognized an after-tax gain in 1996 of $116 million as a result of this transaction, recorded in "Realized investment gains, net."

12.  FAIR VALUE OF FINANCIAL INSTRUMENTS

     The fair values presented below have been determined using available information and valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Accordingly, such estimates presented may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair values. The following methods and assumptions were used in calculating the fair values (for all other financial instruments presented in the table, the carrying value approximates fair value).

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

12.  FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

     FIXED MATURITIES AND EQUITY SECURITIES

     Fair values for fixed maturities and equity securities, other than private placement securities, are based on quoted market prices or estimates from independent pricing services. Fair values for private placement securities are estimated using a discounted cash flow model which considers the current market spreads between the U.S. Treasury yield curve and corporate bond yield curve, adjusted for the type of issue, its current credit quality and its remaining average life. The estimated fair value of certain non-performing private placement securities is based on amounts estimated by management.

     MORTGAGE LOANS ON REAL ESTATE

     The fair value of the mortgage loan portfolio is primarily based upon the present value of the scheduled future cash flows discounted at the appropriate U.S. Treasury rate, adjusted for the current market spread for a similar quality mortgage. For certain non-performing and other loans, the fair value is based upon the present value of expected future cash flows discounted at the appropriate U.S. Treasury rate adjusted for current market spread for a similar quality mortgage.

     POLICY LOANS

     The estimated fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayments.

     DERIVATIVE FINANCIAL INSTRUMENTS

     The fair value of swap agreements is estimated based on the present value of future cash flows under the agreements discounted at the applicable zero coupon U.S. Treasury rate and swap spread. The fair value of forwards, futures and options is estimated based on market quotes for a transaction with similar terms. The fair value of loan commitments is derived by comparing the contractual stream of fees with such fee streams adjusted to reflect current market rates that would be applicable to instruments of similar type, maturity, and credit standing.

     POLICYHOLDERS' ACCOUNT BALANCES

     Fair values of policyholders' account balances are estimated using discounted projected cash flows, based on interest rates being offered for similar contracts, with maturities consistent with those remaining for the contracts being valued.

     DEBT

     The estimated fair value of short-term and long-term debt is derived by using discount rates based on the borrowing rates currently available to the Company for debt with similar terms and remaining maturities.

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

12.  FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

     The following table discloses the carrying amounts and estimated fair values of the Company's financial instruments at December 31:

                                                             1997                               1996
                                                 --------------------------       ------------------------------
                                                   CARRYING      ESTIMATED           CARRYING         ESTIMATED
                                                    AMOUNT       FAIR VALUE           AMOUNT         FAIR VALUE
                                                 ------------   -----------       ------------    --------------
FINANCIAL ASSETS:                                                         (IN MILLIONS)
Other than trading:
-------------------
   Fixed maturities:
      Available for sale.......................   $    75,270   $    75,270        $    66,553       $    66,553
      Held to maturity.........................        18,700        19,894             20,403            21,362
   Equity securities...........................         2,810         2,810              2,622             2,622
   Mortgage loans on real estate...............        16,004        17,153             17,097            17,963
   Policy loans................................         6,827         6,994              6,692             6,613
   Securities purchased under
      agreements to resell ....................         8,661         8,661              5,347             5,347
   Cash collateral for borrowed securities.....         5,047         5,047              2,416             2,416
   Short-term investments......................        12,106        12,106              9,294             9,294
   Cash .......................................         3,636         3,636              2,091             2,091
   Separate Accounts assets....................        74,046        74,046             63,358            63,358
   Derivative financial instruments............            24            35                 16                32

Trading:
--------
   Trading account assets......................         6,044         6,044              4,219             4,219
   Receivables from broker-dealer clients......         6,273         6,273              5,281             5,281
   Derivative financial instruments............           979           979                904               904


FINANCIAL LIABILITIES:

Other than trading:
-------------------
   Policyholders' account balances.............        32,941        33,896             36,009            37,080
   Securities sold under
      agreements to repurchase.................        12,347        12,347              7,503             7,503
   Cash collateral for loaned securities.......        14,117        14,117              8,449             8,449
   Short-term and long-term debt...............        11,047        11,020             10,322            10,350
   Securities sold but not yet purchased.......         3,533         3,533              1,900             1,900
   Separate Accounts liabilities...............        73,658        73,658             62,845            62,845
   Derivative financial instruments............            32            47                 32                45

Trading:
--------
   Payables to broker-dealer clients...........         3,338         3,338              3,018             3,018
   Derivative financial instruments ...........         1,088         1,088              1,120             1,120

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

13.  DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS

     DERIVATIVE FINANCIAL INSTRUMENTS

     The tables below summarize the Company's outstanding positions by derivative instrument types as of December 31, 1997 and 1996. The amounts presented are classified as either trading or other than trading, based on management's intent at the time of contract inception and throughout the life of the contract. The table includes the estimated fair values of outstanding derivative positions only and does not include the changes in fair values of associated financial and non-financial assets and liabilities, which generally offset derivative notional amounts. The fair value amounts presented also do not reflect the netting of amounts pursuant to right of setoff, qualifying master netting agreements with counterparties or collateral arrangements.

                                                DERIVATIVE FINANCIAL INSTRUMENTS
                                                       DECEMBER 31, 1997
                                                         (IN MILLIONS)

                                  TRADING             OTHER THAN TRADING                  TOTAL
                         ------------------------  -----------------------  ------------------------------------
                                      ESTIMATED                ESTIMATED                 CARRYING    ESTIMATED
                          NOTIONAL    FAIR VALUE    NOTIONAL   FAIR VALUE    NOTIONAL      AMOUNT    FAIR VALUE
                         -----------  -----------  ----------  -----------  -----------  ----------  -----------
Swaps:
   Assets..............    $   7,759    $     394    $     61    $      --    $   7,820    $    395    $     394
   Liabilities.........        6,754          489          13            3        6,767         493          491

Forwards:
   Assets..............       29,511          429       1,031           23       30,542         452          452
   Liabilities.........       29,894          459         647            7       30,541         466          466

Futures:
   Assets..............        4,103           51          46           --        4,149          51           51
   Liabilities.........        3,064           50       3,320           21        6,384          71           71

Options:
   Assets..............        6,893          105         239           --        7,132         105          105
   Liabilities.........        4,165           90           5           --        4,170          90           90

Loan Commitments:
   Assets..............           --           --         317           12          317          --           12
   Liabilities.........           --           --         524           16          524          --           16
                         -----------  -----------  ----------  -----------  -----------  ----------  -----------

Total:
   Assets..............    $  48,266    $     979    $  1,694    $      35    $  49,960    $  1,003    $   1,014
                         ===========  ===========  ==========  ===========  ===========  ==========  ===========

   Liabilities.........    $  43,877    $   1,088    $  4,509    $      47    $  48,386    $  1,120    $   1,134
                         ===========  ===========  ==========  ===========  ===========  ==========  ===========

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

13.  DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (CONTINUED)

                                                DERIVATIVE FINANCIAL INSTRUMENTS
                                                       DECEMBER 31, 1997
                                                         (IN MILLIONS)

                                  TRADING             OTHER THAN TRADING                  TOTAL
                         ------------------------  -----------------------  ------------------------------------
                                      ESTIMATED                ESTIMATED                 CARRYING    ESTIMATED
                          NOTIONAL    FAIR VALUE    NOTIONAL   FAIR VALUE    NOTIONAL      AMOUNT    FAIR VALUE
                         -----------  -----------  ----------  -----------  -----------  ----------  -----------
Swaps:
   Assets..............    $   8,080    $     481    $    398    $      10    $   8,478    $    481    $     491
   Liabilities.........        8,316          756         139           17        8,455         771          773

Forwards:
   Assets..............       24,275          367         489           13       24,764         376          380
   Liabilities.........       20,103          308         920           10       21,023         318          318

Futures:
   Assets..............        2,299           24           3           --        2,302          24           24
   Liabilities.........        2,573           30       1,087            6        3,660          36           36

Options:
   Assets..............        2,981           32       2,083            7        5,064          39           39
   Liabilities.........        2,653           26         437           12        3,090          27           38

Loan Commitments:
   Assets..............           --           --         163            2          163          --            2
   Liabilities.........           --           --         445           --          445          --           --
                         -----------  -----------  ----------  -----------  -----------  ----------  -----------

Total:
   Assets..............    $  37,635    $     904    $  3,136    $      32    $  40,771    $    920    $     936
                         ===========  ===========  ==========  ===========  ===========  ==========  ===========

   Liabilities.........    $  33,645    $   1,120    $  3,028    $      45    $  36,673    $  1,152    $   1,165
                         ===========  ===========  ==========  ===========  ===========  ==========  ===========


     CREDIT RISK

     The current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate and customary. The Company also attempts to minimize its exposure to credit risk through the use of various credit monitoring techniques. Approximately 95% of the net credit exposure for the Company from derivative contracts is with investment-grade counterparties.

     Net trading revenues for the years ended December 31, 1997, 1996 and 1995 relating to forwards, futures and swaps were $54 million, $37 million, $(8) million; $42 million, $32 million, $(11) million; and $110 million, $42 million, $3 million respectively. Net trading revenues for options were not material. Average fair values for trading derivatives in an asset position during the years ended December 31, 1997 and 1996 were $1,015 million and $881 million, respectively, and for derivatives in a liability position were $1,166 million and $1,038 million, respectively. Of those derivatives held for trading purposes at December 31, 1997, 52% of the notional amount consisted of interest rate derivatives, 40% consisted of foreign currency derivatives, and 8% consisted of equity and commodity derivatives. Of those derivatives held for purposes other than trading at December 31, 1997, 72% of notional consisted of interest rate derivatives and 28% consisted of foreign currency derivatives.

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

13.  DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (CONTINUED)

     OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS

     During the normal course of its business, the Company utilizes financial instruments with off-balance sheet credit risk such as commitments, financial guarantees, loans sold with recourse and letters of credit. Commitments include commitments to purchase and sell mortgage loans, the unfunded portion of commitments to fund investments in private placement securities, and unused credit card and home equity lines. The Company also provides financial guarantees incidental to other transactions and letters of credit that guarantee the performance of customers to third parties. These credit-related financial instruments have off-balance sheet credit risk because only their origination fees, if any, and accruals for probable losses, if any, are recognized until the obligation under the instrument is fulfilled or expires. These instruments can extend for several years and expirations are not concentrated in any period. The Company seeks to control credit risk associated with these instruments by limiting credit, maintaining collateral where customary and appropriate, and performing other monitoring procedures.

     The fair value of asset positions in these instruments, which represents the Company's current exposure to credit loss from other parties' non-performance, was $1,014 million and $936 million at December 31, 1997 and 1996, respectively.

14.  CONTINGENCIES AND LITIGATION

     FINANCIAL GUARANTEE AGREEMENT

     In connection with the sale in 1995 of its wholly-owned subsidiary Prudential Reinsurance Company ("Pru Re"), the Company's subsidiary, Gibraltar Casualty Insurance Company ("Gibraltar") entered into a stop-loss reinsurance agreement with Pru Re whereby Gibraltar has reinsured up to $375 million of the first $400 million of aggregate adverse loss development on reserves recorded by Pru Re at June 30, 1995. Gibraltar also has entered into several quota share reinsurance arrangements with Pru Re whereby certain medical malpractice, direct insurance and casualty reinsurance pool risks previously underwritten by Pru Re prior to June 30, 1995 were ceded to Gibraltar. The Company has guaranteed Gibraltar's obligations arising under each of these contracts subject to a limit of $375 million for the stop-loss agreement and $400 million for the other agreements. Through December 31, 1997, Gibraltar has incurred $285 million in losses under the stop-loss agreement, including $45 million in 1997. Gibraltar has paid $165 million to Pru Re under the stop-loss agreement. The Company has not been required to fund losses arising under the other arrangements.

     ENVIRONMENTAL AND ASBESTOS-RELATED CLAIMS

     Certain of the Company's subsidiaries received claims under expired contracts which assert alleged injuries and/or damages relating to or resulting from toxic torts, toxic waste and other hazardous substances. The liabilities for such claims cannot be estimated by traditional reserving techniques. As a result of judicial decisions and legislative actions, the coverage afforded under these contracts may be expanded beyond their original terms. Extensive litigation between insurers and insureds over these issues continues and the outcome is not predictable. In establishing the liability for unpaid claims for these losses, management considered the available information. However, given the expansion of coverage and liability by the courts and legislatures in the past, and potential for other unfavorable trends in the future, the ultimate cost of these claims could increase from the levels currently established.

     MANAGED CARE REIMBURSEMENT

     In 1997, the Company continued to review its obligations under certain managed care arrangements for possible failure to comply with contractual and regulatory requirements. The estimated cost to the Company for these reimbursements increased by $115 million in 1997, bringing the total provision to $265 million. As of December 31, 1997, $163 million has been paid or credited to customers. It is the opinion of management that the remaining reserves of $102 million at December 31, 1997 represent a reasonable estimate of remaining reimbursements to customers and other related costs.

     LITIGATION

     Various lawsuits against the Company have arisen in the course of the Company's business. In certain of these matters, large and/or indeterminate amounts are sought.

     Three putative class actions and approximately 677 individual actions were pending against the Company in the United States as of January 31, 1998 brought on behalf of those persons who purchased life insurance policies allegedly because of deceptive sales practices engaged in by the Company and its insurance agents in violation of state and federal laws. The Company anticipates additional suits may be filed by individuals who opted out of the class action settlement described below. The sales practices alleged to have occurred are contrary to Company policy. Some of

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14.  CONTINGENCIES AND LITIGATION (CONTINUED)

     these cases seek substantial damages while others seek unspecified compensatory, punitive and treble damages. The Company intends to defend these cases vigorously.

     A Multi-State Life Insurance Task Force (the "Task Force"), comprised of insurance regulators from 29 states and the District of Columbia, was formed in April 1995 to conduct a review of sales and marketing practices throughout the life insurance industry. As the largest life insurance company in the United States, the Company was the initial focus of the Task Force examination. On July 9, 1996, the Task Force released its report on the Company's activities. The Task Force found that some sales of life insurance policies by the Company had been improper. Based on the findings, the Task Force recommended, and the Company agreed to, a series of fines allocated to all 50 states and the District of Columbia. In addition, the Task Force recommended a remediation program pursuant to which the Company would offer relief to the policyowners who were misled when they purchased permanent life insurance policies in the United States from 1982 to 1995.

     On October 28, 1996, the Company entered into a Stipulation of Settlement with attorneys for the plaintiffs in the consolidated class action lawsuit pending in a Multi-District Litigation proceeding in the federal court in New Jersey. The class action suit involved alleged improprieties in connection with the Company's sale, servicing and operation of permanent life insurance policies from 1982 through 1995. Pursuant to the settlement, the Company agreed to provide certain enhancements and changes to the remediation program previously accepted by the Task Force, including some additional remedies. In addition, the Company agreed that it would incur a minimum cost of $410 million in providing remedies to policyowners under the program and, in specified circumstances, agreed to make certain other payments and guarantees. Under the terms of the settlement, the Company agreed to a minimum average cost per remedy of $2,364 for up to 330,000 claims remedied and also agreed to provide additional compensation to be determined by formula that will range in aggregate amount from $50 million to $300 million depending on the total number of claims remedied. At the end of the remediation program's claim evaluation process, the Court will determine how the additional compensation will be distributed.

     The terms of the remediation program described above were enhanced again in February 1997 pursuant to agreements reached with several states that had not previously accepted the terms of the program. These changes were incorporated as amendments to the above-described Stipulation of Settlement and related settlement documents, and the amended Stipulation of Settlement was approved as fair to class members by the United States District Court for the District of New Jersey in March 1997. By that point in time, the Company had entered into agreements with all 50 states and the District of Columbia pursuant to which each jurisdiction had accepted the remediation plan and the Company had agreed to pay approximately $65 million in fines, penalties and related payments.

     The decision of the U.S. District Court to certify a class in the above-described litigation for settlement purposes only and to approve the class action settlement as described in the amended Stipulation of Settlement is presently on appeal to the U.S. Court of Appeals for the Third Circuit. The appellants claim that the District Court erred in certifying a class and in finding that the terms of the settlement are fair to the class.

     Pursuant to the state agreements and the amended Stipulation of Settlement, as approved by the U.S. District Court, the Company initiated its remediation program in 1997. The Company mailed packages and provided broad class notice to the owners of approximately 10.7 million policies eligible to participate in the remediation program, informing them of their rights. Owners of approximately 21,800 policies elected to be excluded from the class action settlement. Of those eligible to participate in the settlement, policyowners who believed they were misled were invited to file a claim through an Alternative Dispute Resolution ("ADR") process. The ADR process was established to enable the company to discharge its liability to the affected policyowners. Policyowners who did not wish to file a claim in the ADR process were permitted to choose from options available under Basic Claim Relief, such as preferred rate premium loans, or annuities, mutual fund shares or life insurance policies that the Company will enhance.

     The owners of approximately 1.16 million policies responded to these notices by indicating an intent to file an ADR claim. All policyholders who responded were provided an ADR claim form for completion and submission. Approximately 635,000 claim forms were completed and returned as of January 31, 1998. Management does not believe the number of ADR claims that will be completed and returned will increase significantly. In addition, the owners of approximately 510,000 policies indicated an interest in a Basic Claim Relief remedy. The ADR process requires that individual claim files be reviewed by one or more independent claim evaluators. Management does not believe costs associated with providing Basic Claim Relief will be material to the Company's financial position or results of operations.

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14.  CONTINGENCIES AND LITIGATION (CONTINUED)

     In 1996, the Company recorded in its Statement of Operations, the minimum cost of $410 million as agreed to in the settlement. Management had no better information available at that time upon which to make a reasonable estimate of losses. Management now has additional information which allows for computation of a reasonable estimate of losses associated with ADR claims. Based on this additional information, in 1997, management had increased the estimated liability for the cost of remedying policyholder claims in the ADR process by $1.64 billion before taxes to approximately $2.05 billion before taxes of which $1.80 billion has been funded in a settlement trust as described in Note 3. While management believes these are reasonable estimates based on information currently available, the ultimate amount of the total cost of remedied policyholder claims is dependent on complex and varying factors, including actual claims by eligible policyholders, the relief options chosen and the dollar value of those options. There are also additional elements of the ADR process which cannot be fully evaluated at this time (e.g., claims which may be successfully appealed) which could increase this estimate.

     Litigation is subject to many uncertainties, and given the complexity and scope of these suits, their outcome cannot be predicted. It is also not possible to predict the likely results of any regulatory inquiries or their effect on litigation which might be initiated in response to widespread media coverage of these matters. Accordingly, management is unable to make a meaningful estimate of the amount or range of loss that could result from an unfavorable outcome of all pending litigation and the regulatory inquiries. It is possible that the results of operations or the cash flow of the Company, in particular quarterly or annual periods, could be materially affected by an ultimate unfavorable outcome of certain pending litigation and regulatory matters. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters referred to above should not have a material adverse effect on the Company's financial position, after consideration of applicable reserves.

     The Company and a number of other insurers ("the Consortium") entered into a Reinsurance and Participation Agreement (the "Agreement") with MBL Life Assurance Corporation ("MBLLAC") and others, under which the Company and the other insurers agreed to reinsure certain payments to be made to contract holders by MBLLAC in connection with the plan of rehabilitation of Mutual Benefit Life Insurance Company. Under the agreement, the Consortium, subject to certain terms and conditions, will indemnify MBLLAC for the ultimate net loss sustained by MBLLAC on each contract subject to the Agreement. The ultimate net loss represents the amount by which the aggregate required payments exceed the fair market value of the assets supporting the covered contracts at the time such payments are due. The Company's share of any net loss is 30.55%. The Company has determined that it does not expect to make any payments to MBLLAC under the agreement. The Company concluded this after testing a wide range of potentially adverse scenarios during the rehabilitation period for MBLLAC.

15.  SUBSEQUENT EVENTS

     On February 10, 1998, the Company's Board of Directors authorized management to take the preliminary steps necessary to allow the Company to demutualize and become a publicly-traded company. The Company has begun discussions with the New Jersey Department of Banking and Insurance, leaders in the New Jersey State Legislature, as well as other key regulatory agencies around the country. The New Jersey State Legislature must first pass a law permitting demutualization. The New Jersey Department of Banking and Insurance, the Company's Board and a majority of participating policyholders must ultimately approve the Company's plan for demutualization.

                                    * * * * *

Prudential's

Variable Appreciable Life(R)

Insurance


LOGO PRUDENTIAL


The Prudential Insurance Company of America
751 Broad Street, Newark, NJ 07102-3777
Telephone 800 437-4016


PVAL-1 Ed. 5/98 CAT# 646960S

                          UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                     REPRESENTATION WITH RESPECT TO CHARGES

The Prudential Insurance Company of America represents that the fees and charges deducted under the Variable Appreciable Life Insurance Contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Prudential.

                  UNDERTAKING WITH RESPECT TO INDEMNIFICATION

The Registrant, in conjunction with certain affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.

New Jersey, being the state of organization of Prudential Insurance Company of America ("Prudential"), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated. The text of Prudential's By-law 27, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit (8)(ii) of Post-Effective Amendment No. 12 to Form N-4, Registration No. 33-25434, filed April 30, 1997, on behalf of the Prudential Individual Variable Contract Account.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:
-------------------------------------------------------------------------

The facing sheet.

Cross-reference to items required by Form N-8B-2.

The prospectus consisting of 100 pages.

The undertaking to file reports.

The representation with respect to charges.

The undertaking with respect to indemnification.

The signatures.

Written consents of the following persons:

  1.  Deloitte & Touche LLP, independent auditors.
  2.  Price Waterhouse LLP, independent accountants.
  3.  Clifford E. Kirsch, Esq.

  4.  Pamela A. Schiz, FSA, MAAA.


The following exhibits:
-----------------------

  1. The following exhibits correspond to those required by paragraph A of the instructions as to exhibits in Form N-8B-2:

     A. (1) Resolution of Board of Directors of The Prudential Insurance Company of America establishing The Prudential Variable Appreciable Account. (Note 4)
        (2)  Not Applicable.
        (3)  Distributing Contracts:

             (a) Distribution Agreement between Pruco Securities Corporation and
                 The Prudential Insurance Company of America. (Note 5)
             (b) Proposed form of Agreement between Pruco Securities Corporation and independent brokers with respect to the Sale of the Contracts. (Note 4)

             (c) Schedules of Sales Commissions. (Note 5)
        (4)  Not Applicable.
        (5)  Variable Appreciable Life Insurance Contracts: (Note 5)
             (a) With fixed death benefit for use in New Jersey and domicile approval states.
             (b) With variable death benefit for use in New Jersey and domicile approval states.
             (c) With fixed death benefit for use in non-domicile approval states.
             (d) With variable death benefit for use in non-domicile approval states.
        (6) (a) Charter of The Prudential Insurance Company of America, as amended November 14, 1995. (Note 8)
             (b) By-laws of The Prudential Insurance Company of America, as amended April 8, 1997. (Note 9)
        (7)  Not Applicable.
        (8)  Not Applicable.
        (9)  Not Applicable.
       (10)  (a) Application Form. (Note 7)

             (b) Supplement to the Application for Variable Appreciable Life
                 Insurance Contract.  (Note 5)

       (11)  Form of Notice of Withdrawal Right. (Note 5)

       (12) Memorandum describing Prudential's issuance, transfer, and redemption procedures for the Contracts pursuant to Rule 6e-3(T)(b)(12)(iii) and method of computing adjustments in payments and cash surrender values upon conversion to fixed-benefit policies pursuant to Rule 6e-3(T)(b)(13)(v)(B). (Note 5)

      (13)  Available Contract Riders and Endorsements:
             (a) Rider for Insured's Waiver of Premium Benefit. (Note 5)
             (b) Rider for Applicant's Waiver of Premium Benefit. (Note 5)
             (c) Rider for Insured's Accidental Death Benefit. (Note 5)
             (d) Rider for Level Term Insurance Benefit on Life of Insured.
                 (Note 5)
             (e) Rider for Decreasing Term Insurance Benefit on Life of Insured.
                 (Note 6)
             (f) Rider for Interim Term Insurance Benefit. (Note 5)
             (g) Rider for Option to Purchase Additional Insurance on Life of
                 Insured. (Note 5)
             (h) Rider for Decreasing Term Insurance Benefit on Life of Insured
                 Spouse. (Note 6)

             (i) Rider for Level Term Insurance Benefit on Dependent Children.
                 (Note 5)
             (j) Rider for Level Term Insurance Benefit on Dependent Children--
                 from Term Conversions. (Note 5)
             (k) Rider for Level Term Insurance Benefit on Dependent Children--
                 from Term Conversions or Attained Age Change. (Note 5)
             (l) Endorsement defining Insured Spouse. (Note 5)
             (m) Rider covering lack of Evidence of Insurability on a Child.
                 (Note 5)
             (n) Rider modifying Waiver of Premium Benefit. (Note 5)
             (o) Rider to terminate a Supplementary Benefit. (Note 5)
             (p) Rider providing for election of Variable Reduced Paid-up
                 Insurance. (Note 5)
             (q) Rider to provide for exclusion of Aviation Risk. (Note 5)
             (r) Rider to provide for exclusion of Military Aviation Risk. (Note
                 5)
             (s) Rider to provide for exclusion for War Risk. (Note 5)
             (t) Rider to provide for Reduced Paid-up Insurance. (Note 5)
             (u) Rider providing for Option to Exchange Policy. (Note 5)
             (v) Endorsement defining Ownership and Control of the Contract.
                 (Note 5)
             (w) Rider providing for Modification of Incontestability and
                 Suicide Provisions. (Note 5)
             (x) Endorsement issued in connection with Non-Smoker Qualified
                 Contracts. (Note 5)
             (y) Endorsement issued in connection with Smoker Qualified
                 Contracts. (Note 5)
             (z) Home Office Endorsement. (Note 5)
            (aa) Endorsement showing Basis of Computation for Non-Smoker
                 Contracts. (Note 5)
            (bb) Endorsement showing Basis of Computation for Smoker Contracts.
                 (Note 5)
            (cc) Rider for Term Insurance Benefit on Life of Insured--Decreasing
                 Amount After Three Years. (Note 5)
            (dd) Rider for Renewable Term Insurance Benefit on Life of Insured.
                 (Note 5)
            (ee) Rider for Level Term Insurance Benefit on Life of Insured
                 Spouse. (Note 5)
            (ff) Living Needs Benefit Rider
                 (i)   for use in Florida. (Note 5)
                 (ii)  for use in all approved jurisdictions except Florida and New York. (Note 5)
                 (iii) for use in New York. (Note 5)
            (gg) Rider for Renewable Term Insurance Benefit on Life of Insured
                 Spouse. (Note 5)
            (hh) Rider for Level Term Insurance Benefit on Life of Insured--
                 Premium Increases Annually. (Note 5)
            (ii) Rider for Term Insurance Benefit on Life of Insured--
                 Decreasing Amount. (Note 5)
            (jj) Rider for a Level Premium Option. (Note 5)
            (kk) Payment of Unscheduled Premium Benefit (Note 5)
            (ll) Rider for Scheduled Term Insurance Benefit on Life of Insured.
                 (Note 5)
            (mm) Endorsement altering the Assignment provision.  (Note 2)
            (nn) Rider for Non-Convertible Term Insurance Benefit on Life of
                 Insured Spouse. (Note 6)
            (oo) Rider for Convertible Term Insurance Benefit on Life of
                 Insured Spouse. (Note 6)
            (pp) Rider for Level Term Insurance Benefit on Life of Insured--
                 Premium Increases Annually (Note 6)
            (qq) Rider for Non-Convertible Term Insurance Benefit on Life of
                 Insured. (Note 6)
            (rr) Rider for Convertible Term Insurance Benefit on Life of
                 Insured. (Note 6)

  2. See Exhibit 1.A.(5).

  3. Opinion and Consent of Clifford E. Kirsch, Esq. as to the legality of the securities being registered. (Note 1)

  4. None.

  5. Not Applicable.

  6. Opinion and Consent of Pamela A. Schiz, FSA, MAAA, as to actuarial matters pertaining to the securities being registered. (Note 1)

  7. Powers of Attorney.  (Note 3)

 27. Financial Data Schedule. (Note 1)



(Note 1)        Filed herewith.
(Note 2)        Incorporated by reference to Post-Effective Amendment No. 14 to this Registration Statement, filed February 15, 1995.

(Note 3)        Incorporated by reference to Post-Effective Amendment No. 10 to
                Form S-1, Registration No. 33-20083, filed April 9, 1998 on behalf of The Prudential Variable Contract Real Property
                Account.
(Note 4) Incorporated by reference to Post-Effective Amendment No. 15 to this Registration Statement filed May 1, 1995.

(Note 5) Incorporated by reference to Post-Effective Amendment No. 19 to this Registration Statement, filed April 28, 1997.
(Note 6) Incorporated by reference to Post-Effective Amendment No. 18 to this Registration Statement, filed December 26, 1996.
(Note 7)        Incorporated by reference to Form S-6, Registration No. 333-
                07451, filed July 2, 1996 on behalf of the Pruco Life Variable
                Appreciable Account.
(Note 8)        Incorporated by reference to Post-Effective Amendment No. 9 to
                Form S-1, Registration No. 33-20083, filed April 9, 1997 on behalf of The Prudential Variable Contract Real Property
                Account.

(Note 9)        Incorporated by reference to Post-Effective Amendment No. 12 to
                Form N-4, Registration No. 33-25434, filed April 30, 1997 on behalf of the Prudential Individual Variable Contract Account.


                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, Prudential Variable Appreciable Account, certifies that this Amendment is filed solely for one or more of the purposes specified in Rule 485(b)(1) under the Securities Act of 1933 and that no material event requiring disclosure in the prospectus, other than one listed in Rule 485(b)(1), has occurred since the effective date of the most recent Post-Effective Amendment to the Registration Statement which included a prospectus, and has caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal hereunto affixed and attested, all in the city of Newark and the State of New Jersey, on this 24th day of April, 1998.


(Seal)              THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT
                                   (Registrant)

                  By: THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                                    (Depositor)


Attest:  /s/ Thomas C. Castano          By:  /s/ Esther H. Milnes
         --------------------------          --------------------------
         Thomas C. Castano                   Esther H. Milnes
         Assistant Secretary                 Vice President and Actuary


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 20 to the Registration Statement has been signed below by the following persons in the capacities indicated on this 24th day of April, 1998.


         SIGNATURE AND TITLE
         -------------------

/s/ *
--------------------------------------
Arthur F. Ryan
Chairman of the Board, President, and
Chief Executive Officer

/s/ *
--------------------------------------
Martin A. Berkowitz
Senior Vice President and Comptroller

/s/ *                                           *By:  /s/ Thomas C. Castano
--------------------------------------                --------------------------
Richard J. Carbone                                    Thomas C. Castano
Chief Financial Officer                               (Attorney-in-Fact)


/s/ *
--------------------------------------
Franklin E. Agnew
Director


/s/ *
--------------------------------------
Frederic K. Becker
Director


/s/ *
--------------------------------------
James G. Cullen
Director

/s/ *
--------------------------------------
Carolyne K. Davis
Director


/s/ *
--------------------------------------
Roger A. Enrico
Director

/s/*
--------------------------------------
Allan D. Gilmour
Director

/s/ *
--------------------------------------
William H. Gray, III
Director

/s/ *
--------------------------------------
Jon F. Hanson
Director

/s/ *
--------------------------------------
Glen H. Hiner, Jr.
Director

/s/ *
--------------------------------------
Constance J. Horner
Director

/s/ *
--------------------------------------
Gaynor N. Kelley
Director

/s/ *                                           *By:  /s/ Thomas C. Castano
--------------------------------------                --------------------------
Burton G. Malkiel                                     Thomas C. Castano
Director                                              (Attorney-in-Fact)

/s/*
--------------------------------------
Ida F. S. Schmertz
Director

/s/*
--------------------------------------
Charles R. Sitter
Director

/s/*
--------------------------------------
Donald L. Staheli
Director

/s/ *
--------------------------------------
Richard M. Thomson
Director

/s/ *
--------------------------------------
James A. Unruh
Director

/s/ *
--------------------------------------
P. Roy Vagelos, M.D.
Director

/s/ *
--------------------------------------
Stanley C. Van Ness
Director

/s/ *
--------------------------------------
Paul A. Volcker
Director

/s/ *
--------------------------------------
Joseph H. Williams
Director

                                 EXHIBIT INDEX


                Consent of Deloitte & Touche LLP,               Page II-8
                independent auditors.

                Consent of Price Waterhouse LLP,                Page II-9
                independent accountants.

       3.       Opinion and Consent of                          Page II-10
                Clifford E. Kirsch, Esq. as to the
                legality of the securities being
                registered.

       6.       Opinion and Consent of Pamela A. Schiz, FSA,    Page II-11
                MAAA, as to actuarial matters pertaining to the securities being registered.

      27.       Financial Data Schedule.                        Page II-12